     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 6, 1999

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [ ] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        VALUEVISION INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                              [VALUE VISION LOGO]

                        VALUEVISION INTERNATIONAL, INC.
                              6740 SHADY OAK ROAD
                       MINNEAPOLIS, MINNESOTA 55344-3433

                                                                April [  ], 1999

To our Shareholders:

     You are cordially invited to attend the Joint Special/Annual Meeting of shareholders of ValueVision International, Inc., a Minnesota corporation (the "Company"), to be held at the Radisson South Hotel, 7800 Normandale Blvd., Bloomington, Minnesota, 55439-3145, on June 1, 1999 at 10:00 a.m. local time.

     At the meeting, you will be asked to approve a group of proposals relating to a significant transaction involving the Company (the "Transaction") and proposals relating to the Company's annual meeting. The Transaction proposals provide for, among other things, (i) the issuance and sale of shares of the Company's preferred stock to G.E. Capital Equity Investments, Inc. (the "Investor") pursuant to the terms of an Investment Agreement, (ii) the issuance to the Investor of shares of the Company's common stock upon exercise of a warrant (the "Investment Warrant") in accordance with its terms and (iii) the issuance to National Broadcasting Company, Inc. ("NBC") of "performance" warrants, and the shares of common stock issuable upon exercise thereof, pursuant to the terms of a Distribution and Marketing Agreement in the event NBC meets certain performance targets set forth in the Distribution Agreement.

     The Company's Board of Directors has approved the Investment Agreement, the Investment Warrant, the Distribution and Marketing Agreement and certain related Transaction documents and believes it is in the best interests of the Company and its shareholders to consummate the transactions contemplated therein. The Board of Directors recommends that shareholders vote FOR the proposals relating to the Transaction and FOR the proposals relating to the annual meeting.

     The enclosed Notice of Joint Special/Annual Meeting of Shareholders and Proxy Statement contain details concerning the issuance of the Company's preferred stock, the Investment Warrant and performance warrants and the other matters to come before the meeting. We urge you to read and consider these documents carefully. Whether or not you plan to attend the meeting, please be sure to indicate your vote, sign and date the enclosed proxy card and return it in the enclosed envelope as soon as possible for receipt prior to the meeting. This will assure that your shares will be represented at the meeting and voted in accordance with your wishes. Your vote is important, regardless of the number of shares that you own.

                                          Sincerely,

                                          Gene McCaffery
                                          Chairman of the Board, Chief Executive
                                          Officer
                                          and President

                        VALUEVISION INTERNATIONAL, INC.
                              6740 SHADY OAK ROAD
                       MINNEAPOLIS, MINNESOTA 55344-3433
                         ------------------------------

                      NOTICE OF 1999 JOINT SPECIAL/ANNUAL
                            MEETING OF SHAREHOLDERS
                         ------------------------------

To the Shareholders of ValueVision International, Inc.:

     The 1999 Joint Special/Annual Meeting of Shareholders (the "Meeting") of ValueVision International, Inc. (the "Company") will be held, pursuant to due call by the Board of Directors of the Company (the "Board"), at the Radisson South Hotel, 7800 Normandale Blvd., Bloomington, Minnesota, 55439-3145, on June 1, 1999 at 10:00 a.m., or at any adjournment or adjournments thereof. The Meeting is being held for the purpose of considering and taking appropriate action with respect to the following:

     1. To consider and act upon a proposal to approve the issuance to G.E. Capital Equity Investments, Inc. (the "Investor") of 1,600,000 shares of Series A Redeemable Convertible Preferred Stock of the Company pursuant to the Investment Agreement dated as of March 8, 1999 by and between the Company and the Investor, as amended (the "Investment Agreement");

     2. To consider and act upon a proposal to approve the issuance to the Investor, pursuant to a warrant (the "Investment Warrant"), of up to that number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), that results in the Investor (and its affiliates) beneficially owning 39.9% of the Company's outstanding Common Stock;

     3. To consider and act upon a proposal to ratify the issuance to National Broadcasting Company, Inc., an affiliate of the Investor ("NBC"), of warrants to purchase shares of Common Stock (the "Performance Distributor Warrants"), and the shares of Common Stock issuable upon exercise thereof, pursuant the terms of the Distribution and Marketing Agreement dated as of March 8, 1999 by and between the Company and NBC (the "Distribution Agreement") in the event NBC meets certain performance targets set forth therein;

     4. To consider and act upon a proposal to approve Amendment No. 6 to the Second Amended ValueVision International, Inc. 1990 Stock Option Plan to increase the number of shares issuable thereunder from 2,150,000 to 3,250,000;

     5. To consider and act upon a proposal to elect four nominees as directors of the Company; and

     6. To transact any other business as may properly come before the Meeting or any adjournments thereof.

     Although the Company does not believe shareholder approval of Proposal 2 or shareholder ratification of Proposal 3 is required under applicable law or the rules of the National Association of Securities Dealers, Inc., the Company is seeking such approval and ratification because of the potential dilutive effect that the issuance of the Investment Warrant and Performance Distributor Warrants could have on the Company's shareholders. The Company has conditioned the issuance of the shares of Common Stock under the Investment Warrant on the receipt of shareholder approval but has not conditioned the issuance of the Performance Distributor Warrants, or the shares of Common Stock issuable thereunder, on the receipt of shareholder ratification.

     NBC will have the right to terminate the Distribution Agreement if the Company's shareholders do not approve Proposals 1 and 2. See "Proxy Statement for the 1999 Joint Special/Annual Meeting of Shareholders -- Proposal 3:
Ratification of the Issuance of the Performance Distributor Warrants -- Distribution Agreement -- NBC Right to Terminate."

     Pursuant to due action of the Board, shareholders of record on April 28, 1999 will be entitled to vote at the Meeting or any adjournments thereof.

     A proxy for the Meeting is enclosed herewith. Whether or not you plan to attend the Meeting in person, you are requested to sign, date and promptly mail the enclosed proxy card, which is solicited by the Board, and return it in the postage-paid envelope provided so that your stock may be represented at the Meeting. If you have returned your proxy card and attend the Meeting, you may revoke your proxy and vote in person on all matters submitted at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF EACH OF THE PROPOSALS.

                                          By Order of the Board of Directors

                                          Gene McCaffery
                                          Chairman of the Board, Chief Executive
                                          Officer
                                          and President

April [  ], 1999

                        VALUEVISION INTERNATIONAL, INC.
                              6740 SHADY OAK ROAD
                       MINNEAPOLIS, MINNESOTA 55344-3433
                         ------------------------------
               PROXY STATEMENT FOR THE 1999 JOINT SPECIAL/ANNUAL
                            MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 1, 1999
                         ------------------------------

                                  INTRODUCTION

     At the 1999 Joint Special/Annual Meeting (the "Meeting"), shareholders are being asked to approve a group of proposals relating to a significant transaction (the "Transaction") involving the Company and proposals relating to the Company's annual meeting. As more fully described below, the Transaction proposals provide for, among other things, (i) the issuance and sale to G.E. Capital Equity Investments, Inc. (the "Investor"), of shares of the Company's Series A Redeemable Convertible Preferred Stock (the "Preferred Stock") pursuant to the terms of the Investment Agreement (as defined below), (ii) the issuance to the Investor of shares of the Company's common stock, par value $.01 per share ("Common Stock"), upon exercise of a warrant (the "Investment Warrant") in accordance with its terms and (iii) the issuance to National Broadcasting Company, Inc., an affiliate of the Investor ("NBC"), of "performance" warrants (the "Performance Distributor Warrants"), and the shares of Common Stock issuable upon exercise thereof, pursuant to the terms of the Distribution Agreement (as defined below) in the event NBC meets certain performance targets set forth therein.

                         BACKGROUND OF THE TRANSACTION

AGREEMENTS

     On March 8, 1999, the Company, the Investor and NBC entered into definitive agreements which provide for, among other things, (i) the issuance and sale to the Investor of 5,339,500 shares of Preferred Stock, (ii) the issuance to the Investor, pursuant to the Investment Warrant, of up to that number of shares of Common Stock that result in the Investor (and its affiliates) beneficially owning 39.9% of the Company's outstanding Common Stock, (iii) the issuance to NBC of a warrant to purchase up to 1,450,000 shares of Common Stock (the "Distributor Warrant") and (iv) the issuance to NBC of the Performance Distributor Warrants.

     Pursuant to the Investment Agreement dated as of March 8, 1999 by and between the Company and the Investor, as amended (the "Investment Agreement"), the Company will sell the shares of Preferred Stock to the Investor for approximately $44.3 million (subject to, among other things, shareholder approval of 1,600,000 shares of Preferred Stock) and will issue the Investment Warrant to the Investor (subject to, among other things, shareholder approval of the shares of Common Stock issuable thereunder). The exercise price of the shares of Common Stock to be issued pursuant to the Investment Warrant is described under "Proposal 2: Approval of Issuance of Shares of Common Stock Pursuant to the Investment Warrant."

     Pursuant to the Distribution and Marketing Agreement dated as of March 8, 1999 by and between the Company and NBC (the "Distribution Agreement"), the Company will issue the Distributor Warrant to NBC in consideration for the distribution and marketing services to be provided by NBC thereunder. In addition, the Company will be required to issue the Performance Distributor Warrants to NBC in the event NBC meets certain performance targets set forth in the Distribution Agreement. The exercise prices of the Distributor Warrant and the Performance Distributor Warrants are described under "Proposal 3:
Ratification of Issuance of Performance Distributor Warrants."

     Upon the issuance of the Preferred Stock (excluding the 1,600,000 shares subject to shareholder approval) and the Distributor Warrant, the Investor and NBC will beneficially own, in the aggregate, approximately 19.9% of the outstanding shares of Common Stock. Upon approval of Proposals 1 and 2 and the issuance of the 1,600,000 shares of Preferred Stock, the Investor and NBC will beneficially own 39.9% of the outstanding shares of Common Stock.

     Upon closing of the sale of the Preferred Stock (excluding the 1,600,000 shares subject to shareholder approval), the Company and the Investor will enter into a Shareholder Agreement (the "Shareholder Agreement") providing for certain corporate governance and standstill matters described in this Proxy Statement. See "Proposal 1: Approval of Issuance of 1,600,000 Shares of Preferred
Stock -- Shareholder Agreement." The Shareholder Agreement (together with the Certificate of Designation of the Preferred Stock) provides that the Investor will be entitled to designate nominees (the "Investor Designees") to the Company's Board for an aggregate of two out of seven board seats so long as the Restricted Parties' (as defined in the Shareholder Agreement) aggregate beneficial ownership of Common Stock is at least equal to 50% (or 75% if shareholder approval of Proposals 1 and 2 is not obtained) of the Restricted Parties' initial beneficial ownership on the date the Shareholder Agreement is signed, and one out of seven board seats so long as the Restricted Parties' aggregate beneficial ownership is at least 10% of the "adjusted outstanding shares of Common Stock" (or 50% of the Restricted Parties' initial beneficial ownership on the date the Shareholder Agreement is signed if shareholder approval of Proposals 1 and 2 is not obtained). The Investor has also agreed to vote its shares of Common Stock in favor of the Company's nominees to the Board in certain circumstances.

     The Federal Trade Commission notified the Company on April 5, 1999 that it had granted the Company early termination with respect to the 30 day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). In light of this development, the Company expects that the closing of the sale of the 3,739,500 shares of Preferred Stock not subject to shareholder approval, the Investment Warrant and the Distributor Warrant will take place during the week of April 12, 1999. This Proxy Statement will be updated by amendment after such closing occurs. See "Proposal 1: Approval of Issuance of 1,600,000 Shares of Preferred Stock -- Investment Agreement -- The Closing Date."

OPINION OF FINANCIAL ADVISOR TO THE COMPANY

     Bear, Stearns & Co. Inc. ("Bear Stearns") was engaged by the Company to render an opinion to the Board as to the fairness of the Transaction from a financial point of view to the Company. On March 8, 1999, Bear Stearns delivered its written opinion (the "Bear Stearns Opinion") addressed to the Board to the effect that, as of the date of such opinion, and based upon and subject to the assumptions, limitations and qualifications set forth in the Bear Stearns Opinion, the Transaction is fair, from a financial point of view, to the Company.

     A COPY OF THE BEAR STEARNS OPINION IS ATTACHED AS ANNEX A TO THIS PROXY STATEMENT AND INCORPORATED BY REFERENCE HEREIN. THE COMPANY'S SHAREHOLDERS ARE URGED TO READ THE BEAR STEARNS OPINION IN ITS ENTIRETY FOR ASSUMPTIONS MADE, PROCEDURES FOLLOWED, OTHER MATTERS CONSIDERED AND LIMITATIONS OF THE REVIEW BY BEAR STEARNS. THE BEAR STEARNS OPINION WAS PREPARED FOR THE BOARD AND IS DIRECTED ONLY TO THE FAIRNESS OF THE TRANSACTION, FROM A FINANCIAL POINT OF VIEW, TO THE COMPANY, DOES NOT ADDRESS ANY OTHER ASPECT OF THE TRANSACTION OR RELATED MATTERS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER OF THE COMPANY AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE MEETING.

     For rendering its opinion in connection with the Transaction and rendering other financial advisory services, the Company agreed to pay Bear Stearns a fee of approximately $2,000,000. The Company also has agreed to reimburse Bear Stearns for its reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel, and to indemnify Bear Stearns and certain related persons against certain liabilities in connection with its engagement, including certain liabilities under the federal securities laws.

     Bear Stearns has in the past performed certain investment banking services for the Company as well as on behalf of affiliates of the Investor, for which services Bear Stearns has received compensation. As part of its investment banking business, Bear Stearns regularly is engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations of estate, corporate and other purposes.

     In the ordinary course of its business, Bear Stearns may actively trade the equity securities of the Company and the parent corporation of the Investor for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

USE OF PROCEEDS FROM THE TRANSACTION

     The Company entered into the Transaction because of the benefits it expects to derive from the Distribution Agreement. The Company will use the net proceeds from the Investor's equity investment in the Company for general corporate purposes.

CAPITALIZATION

     The following table sets forth the capitalization of the Company (i) on an actual basis as of February 28, 1999 and (ii) as adjusted to reflect the sale by the Company of the 5,339,500 shares of Preferred Stock and the issuance of the 1,450,000 shares of Common Stock pursuant to the Distributor Warrant.

                                                                FEBRUARY 28, 1999
                                                             -----------------------
                                                              ACTUAL     AS ADJUSTED
                                                              ------     -----------
                                                                (DOLLARS IN 000S)
Long-term debt and capital lease obligations, including
  current portion........................................    $    657     $    657
                                                             --------     --------
Series A Redeemable Convertible Preferred Stock(1).......          --       44,265
                                                             --------     --------
Shareholders' equity:
  Common stock, $.01 par value; 100,000,000 shares
     authorized, 25,988,466 issued and outstanding as of
     February 28, 1999...................................         260          260
  Common stock purchase warrants(2)......................          --        6,931
  Additional paid-in capital.............................      73,461       73,461
  Accumulated other comprehensive losses.................      (3,343)      (3,343)
  Notes receivable from shareholders.....................      (1,063)      (1,063)
  Retained earnings......................................      38,311       38,311
                                                             --------     --------
       Total shareholders' equity........................     107,626      114,557
                                                             --------     --------
       Total capitalization..............................    $108,283     $159,479
                                                             ========     ========

-------------------------
(1) Reflects issuance of 5,339,500 shares Preferred Stock at a stated value of $8.29 per share.

(2) Reflects the original issuance of the Distributor Warrant with an exercise price of $8.288 per share and the value assigned to such warrant as determined pursuant to an independent appraisal. Does not reflect the issuance of the Investment Warrant or the Performance Distributor Warrants.

                              GENERAL INFORMATION

VOTING OF PROXIES

     All shares of Common Stock and Preferred Stock which are entitled to vote and are represented at the Meeting by properly executed proxies received prior to or at the Meeting, and are not revoked, will be voted at such meeting and any adjournments thereof in accordance with the instructions indicated on such proxy. If no instructions are indicated, proxies will be voted on the proposals (the "Proposals") as follows:

          (1) FOR approval of Proposal Number 1 to issue to the Investor 1,600,000 shares of Preferred Stock pursuant to the terms of the Investment Agreement;

          (2) FOR approval of Proposal Number 2 to issue to the Investor shares of Common Stock upon exercise of the Investment Warrant in accordance with its terms;

          (3) FOR approval of Proposal Number 3 to ratify the issuance to NBC of the Performance Distributor Warrants and the shares of Common Stock issuable upon exercise thereof pursuant the terms of the Distribution Agreement;

          (4) FOR approval of Proposal Number 4 to approve Amendment No. 6 to the Second Amended ValueVision International, Inc. 1990 Stock Option Plan (the "Stock Option Plan") to increase the number of shares issuable thereunder from 2,150,000 to 3,250,000; and

          (5) FOR approval of Proposal Number 5 to elect four nominees as directors of the Company.

     If any other matters are properly presented at the Meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. Management of the Company will not use proxies voted against a Proposal to vote for adjournment in order to permit additional solicitation.

     Although the Company does not believe shareholder approval of Proposal 2 or shareholder ratification of Proposal 3 is required under applicable law or the rules of the National Association of Securities Dealers, Inc. (the "NASD"), the Company is seeking such approval and ratification because of the potential dilutive effect that the issuance of the Investment Warrant and Performance Distributor Warrants could have on the Company's shareholders. The Company has conditioned the issuance of the shares of Common Stock under the Investment Warrant on the receipt of shareholder approval but has not conditioned the issuance of the Performance Distributor Warrants, or the shares of Common Stock issuable thereunder, on the receipt of shareholder ratification.

     NBC will have the right to terminate the Distribution Agreement if the Company's shareholders do not approve Proposals 1 and 2. See "Proposal 3:
Ratification of the Issuance of the Performance Distributor
Warrants -- Distribution Agreement -- NBC Right to Terminate."

SOLICITATION OF PROXIES

     The Company will bear the cost of preparing, assembling and mailing this Proxy Statement, the Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram or by special letter. The Company intends to use the services of Beacon Hill Partners, Inc. to aid in the solicitation of proxies at an anticipated fee of $5,000 plus reasonable expenses.

RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM

     Only shareholders of record at the close of business on April 28, 1999 (the "Record Date") will be entitled to vote at the Meeting or any adjournments
thereof. As of the Record Date, there were [       ] shares of Common Stock
issued and outstanding and [       ] record holders of Common Stock. In
addition,
as of the Record Date, there were [       ] shares of Preferred Stock issued and
outstanding, all of which were held by the Investor. So long as the Restricted Parties own a majority of the outstanding Preferred Stock and the Investor is entitled to designate at least one Investor Designee to the Board, the Preferred Stock is entitled to a separate class vote on the Investor Designees, and is entitled to vote on an "as converted" basis with respect to all other matters,
meaning such shares will be entitled to cast [       ] votes, other than with
respect to Proposal 5, based on the current conversion price in effect for the Preferred Stock. Holders of shares of Common Stock are not entitled to vote on the Investor Designees and the holders of the shares of Preferred Stock are not entitled to vote on Proposal 5. The Common Stock and Preferred Stock are collectively referred to in this Proxy Statement as the "Voting Securities."

     The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of the Voting Securities entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting.

VOTES REQUIRED; EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

     The affirmative vote of the holders of a majority of the outstanding shares of the Voting Securities present in person or by proxy and entitled to vote is required to approve, or ratify, as applicable, each Proposal, provided that the total vote cast on each Proposal represents at least 50% of all shares of the Voting Securities entitled to vote on each Proposal. A shareholder who abstains with respect to a Proposal is considered to be present and entitled to vote at the Meeting, and is in effect casting a negative vote. A shareholder who does not give authority to a proxy to vote on the Proposal shall not be considered present and entitled to vote on the Proposal. Accordingly, broker non-votes will not affect the outcome of the vote on a Proposal, provided that the total vote cast on such Proposal represented at least 50% of all shares of the Voting Securities entitled to vote thereon.

REVOCABILITY OF PROXIES

     The presence at the Meeting of a shareholder will not revoke his or her proxy. However, a proxy may be revoked with respect to any matter at any time before the proxy is voted on such matter by delivering to an officer of the Company written notice of such revocation or a duly executed new proxy. Such written notice of revocation or duly executed new proxy will be effective upon filing with an officer of the Company, either prior to or at the Meeting; however, a revocation or new proxy will not affect a vote on any matter that was cast prior to such filing. All written notices of revocation and other communications with respect to the revocation of proxies should be delivered to ValueVision International, Inc., 6740 Shady Oak Road, Eden Prairie, MN 55344-3433, Attention: Corporate Secretary, or may be hand-delivered to an officer of the Company at the Meeting.

BOARD RECOMMENDATIONS

     The Board recommends a vote FOR the approval, or ratification, as applicable, of each of the Proposals.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth certain information regarding the beneficial ownership of securities of the Company as of the Record Date based on a total of
[     ] shares of Common Stock outstanding as of such date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock, (ii) each of the directors and nominees for election to the Board, (iii) the Chief Executive Officer and each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group. Each shareholder possesses sole voting and investment power with respect to the shares of the Common Stock listed opposite the holder's name except as otherwise indicated herein.

                                                               NUMBER OF SHARES
                      NAME AND ADDRESS                        BENEFICIALLY OWNED    PERCENT
                      ----------------                        ------------------    -------
Snyder Capital Management, Inc.(1)..........................      3,990,900          15.3
350 California Street
San Francisco, CA 94104
Robert L. Johander(2).......................................      1,541,911           5.8
8480 Montgomery Court
Eden Prairie, MN 55344
Nicholas M. Jaksich(3)......................................      1,335,170           5.0
6400 Parkwood Road
Edina, MN 55436
Gene McCaffery(4)...........................................        722,222           2.7
6740 Shady Oak Road
Eden Prairie, MN 55344
Stuart R. Romenesko(5)......................................        139,000             *
Cary Deacon(6)..............................................         33,333             *
David T. Quinby(7)..........................................         71,000             *
Gregory Lerman..............................................         57,786             *
Robert J. Korkowski(8)......................................        216,816             *
Marshall S. Geller(9).......................................        185,000             *
Paul D. Tosetti(10).........................................         75,000             *
Stuart Goldfarb(11).........................................             --            --
Jeffrey H. Coats(11)........................................             --            --
All directors and executive officers as a group (fourteen
  persons)(12)..............................................      4,448,406          15.5

-------------------------
  *  Less than 1%

 (1) Based upon information contained in the Schedule 13G of Snyder Capital Management, Inc. dated February 4, 1999.

 (2) Based upon information contained in the Schedule 13G of Mr. Johander dated February 11, 1998 and subsequent conversations with Mr. Johander. Such shares include 437,632 shares beneficially owned by Mr. Johander in his capacity as General Partner to the Robert L. Johander Limited Partnership. Includes 7,200 shares owned by Mr. Johander's wife for the benefit of his children, as to which shares Mr. Johander disclaims beneficial ownership. Includes options to purchase 600,000 shares of Common Stock that are presently exercisable or will become exercisable within 60 days. Mr. Johander resigned from his position as Chief Executive Officer on June 2, 1998 and from his position as Chairman of the Board on February 2, 1999.

 (3) Based upon information contained in the Schedule 13G of Mr. Jaksich dated February 11, 1998 and subsequent conversations with Mr. Jaksich. Such shares include 399,110 shares beneficially owned by Mr. Jaksich in his capacity as General Partner to the Nicholas M. Jaksich Limited Partnership. Includes options to purchase 600,000 shares of Common Stock that are presently exercisable or will become exercisable within 60 days. Mr. Jaksich resigned from his position as President on February 2, 1999.

 (4) Represents options to purchase 722,222 shares of Common Stock that are presently exercisable or will become exercisable within 60 days.

 (5) Represents options to purchase 139,000 shares of Common Stock that are presently exercisable or will become exercisable within 60 days.

 (6) Represents options to purchase 33,333 shares of Common Stock that are presently exercisable or will become exercisable within 60 days.

 (7) Includes options to purchase 70,000 shares of Common Stock that are presently exercisable or will become exercisable within 60 days.

 (8) Includes options to purchase 125,000 shares of Common Stock that are presently exercisable or will become exercisable within 60 days.

 (9) Represents options to purchase 185,000 shares of Common Stock that are presently exercisable or will become exercisable within 60 days.

(10) Represents options to purchase 75,000 shares of Common Stock that are presently exercisable or will become exercisable within 60 days.

(11) Messrs. Goldfarb and Coats are expected to be elected to the Board upon the closing of the sale of the Preferred Stock (excluding the 1,600,000 shares subject to shareholder approval) and the Distributor Warrant to the Investor.

(12) Includes options to purchase 2,616,222 shares of Common Stock that are presently exercisable or will become exercisable within 60 days.

                                   PROPOSALS

     In connection with the Transaction, shareholders are being asked to consider and vote upon the following Proposals:

          (1) Proposal 1: Approval of the issuance to the Investor of 1,600,000 shares of Preferred Stock pursuant to the terms of the Investment Agreement;

          (2) Proposal 2: Approval of the issuance to the Investor, pursuant to the Investment Warrant, of up to that number of shares of Common Stock that result in the Investor (and its affiliates) beneficially owning 39.9% of the Common Stock;

          (3) Proposal 3: Ratification of the issuance to NBC of the Performance Distributor Warrants, and the shares of Common Stock issuable upon exercise thereof, to be issued by the Company pursuant to the terms of the Distribution Agreement in the event NBC meets certain performance targets set forth therein;

          (4) Proposal 4: Approval of Amendment No. 6 to the Stock Option Plan to increase the number of shares issuable thereunder from 2,150,000 to 3,250,000; and

          (5) Proposal 5: To elect four nominees as directors of the Company.

     Although the Company does not believe shareholder approval of Proposal 2 or shareholder ratification of Proposal 3 is required under applicable law or the rules of the NASD, the Company is seeking such approval and ratification because of the potential dilutive effect that the issuance of the Investment Warrant and the Performance Distributor Warrants could have on the Company's shareholders. The Company has conditioned the issuance of the shares of Common Stock under the Investment Warrant on the receipt of shareholder approval but has not conditioned the issuance of the Performance Distributor Warrants, or the shares of Common Stock issuable thereunder, on the receipt of shareholder ratification.

     NBC will have the right to terminate the Distribution Agreement if the Company's shareholders do not approve Proposals 1 and 2. See "Proposal 3:
Ratification of the Issuance of the Performance Distributor
Warrants -- Distribution Agreement -- NBC Right to Terminate."

                                   PROPOSAL 1

          APPROVAL OF ISSUANCE OF 1,600,000 SHARES OF PREFERRED STOCK

     On March 8, 1999, the Company entered into agreements with the Investor relating to, among other things, (i) the sale by the Company to the Investor of 5,339,500 shares of Preferred Stock for a purchase price of approximately $44.3 million (of which 1,600,000 shares are subject to shareholder approval), (ii) the issuance by the Company to the Investor, pursuant to the Investment Warrant, of up to that number of shares of Common Stock that result in the Investor (and its affiliates) beneficially owning 39.9% of the Company's outstanding Common Stock, (iii) the registration rights relating to the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Investment Warrant, the Distributor Warrant and Performance Distributor Warrants and (iv) certain corporate governance and standstill matters.

     Proposal 1 relates to the approval by shareholders of the issuance to the Investor of 1,600,000 shares of Preferred Stock pursuant to the terms of the Investment Agreement. The Federal Trade Commission notified the Company on April 5, 1999 that it had granted the Company early termination with respect to the 30 day waiting period under the HSR Act. In light of this development, the Company expects that the closing of the sale of the 3,739,500 shares of Preferred Stock not subject to shareholder approval, the Investment Warrant and the Distributor Warrant will take place during the week of April 12, 1999. This Proxy Statement will be updated by amendment after such closing occurs.

     Under NASD Rule 4310(c)(25)(H), a company that is listed on the Nasdaq National Market must obtain shareholder approval prior to issuing 20% or more of its outstanding voting securities at less than the market value of such securities. Under NASD guidelines, the market value of securities being issued is determined immediately prior to the issuance of such securities and not at the time the contract providing for such issuance is entered into. In light of this, and the fact that the current market value of the Common Stock is
[$       ], and the shares of Preferred Stock are being issued at a per share price equal to $8.29 (which the Company's believes was market value at the time the Investment Agreement was entered into based on the average closing prices of the underlying shares of Common Stock), the Company is seeking shareholder approval of the issuance of certain of the shares of the Preferred Stock. In determining the number of shares of Preferred Stock subject to shareholder approval, the Company assumed that it was issuing 6,789,500 shares of Common Stock, representing the 5,339,500 shares issuable upon conversion of the Preferred Stock (based on the current conversion price) and the 1,450,000 shares issuable upon exercise of the Distributor Warrant. Based on NASD guidelines, the number of shares of Preferred Stock subject to shareholder approval is 1,600,000. This is the difference (rounded to the nearest hundred thousandth) between 6,789,500 and 19.99% of the 25,988,466 total number of shares of Common Stock outstanding on March 8, 1999 (i.e., 5,195,094).

     If the Company's shareholders do not approve this Proposal 1, NBC will have the right to terminate the Distribution Agreement. See "Proposal 3: Ratification of Issuance of the Performance Distributor Warrants -- Distribution
Agreement -- NBC Right To Terminate."

     The terms of the Investment Agreement and the Certificate of Designation (which governs the terms of the Preferred Stock) and certain related agreements with the Investor are summarized below.

     The following descriptions of the Investment Agreement, the Certificate of Designation, the Shareholder Agreement and the Registration Rights Agreement are only summaries thereof and are qualified in their entirety by reference to such documents which are attached hereto or, in the case of the Registration Rights Agreement, included in the Company's Current Report on Form 8-K filed with the SEC on March 18, 1999. Capitalized terms used in the following summaries without definition shall have the meanings ascribed to them in the respective agreements.

INVESTMENT AGREEMENT

     General. The Investment Agreement, a copy of which is attached as Annex B to this Proxy Statement and incorporated by reference herein, provides for the Company to sell the Investor 5,339,500 shares of Preferred Stock for a cash purchase price of $44,265,000 and for the Company to issue the Investor the Investment Warrant to purchase, from time to time, up to that number of shares of Common Stock that would result in the Investor (and its affiliates) beneficially owning 39.9% of the outstanding shares of Common Stock.

     The Closing Date. The closing of the sale, purchase and issuance of the Preferred Stock, Investment Warrant and Distributor Warrant will take place in two parts: (i) with respect to the issuance of the Preferred Stock (other than the 1,600,000 shares subject to shareholder approval), Investment Warrant and Distributor Warrant, the Company expects that this will take place during the week of April 12, 1999 after the satisfaction of certain customary conditions (the "First Closing Date") and (ii) with respect to the issuance of the 1,600,000 shares of Preferred Stock that are subject to shareholder approval, within three business days following shareholder approval of Proposal 1 and the satisfaction of certain other customary conditions, unless otherwise agreed to by the parties (the "Second Closing Date" and together with the First Closing Date, the "Closing Date"). See "Closing Conditions."

     Representations and Warranties. Subject to the following paragraph, the Investment Agreement contains various representations and warranties of the Company to the Investor, relating to, among other things: (i) the due organization, valid existence and good standing of the Company; (ii) the due organization, valid existence and good standing of the Company's subsidiaries and related corporate matters; (iii) the due authorization, execution, delivery and performance of the Investment Agreement and certain related documents (the "Transaction Documents") and the absence of any conflict between the execution, delivery and performance of the Transaction Documents with the articles of incorporation, by-laws or other governing instrument of the Company or any of its material subsidiaries, any Contractual Obligation of the Company or any of its material subsidiaries or any Requirement of Law; (iv) the absence of any requirement on the part of the Company or any of its subsidiaries to obtain any consent or approval from any Governmental Entity in connection with the Transaction; (v) the capitalization of the Company and the reservation by the Company of the shares of Common Stock issuable upon exercise of the Investment Warrant and the absence of certain rights or obligations with respect to the Company's capital stock; (vi) the accuracy of the Company's SEC filings and its financial statements and the absence of liabilities; (vii) the compliance by the Company and its material subsidiaries with all applicable Requirements of Law;
(viii) the representation that the Company and each of its material subsidiaries has all Permits necessary to enable it to own its properties and conduct its businesses as presently conducted and that it is in compliance with all such Permits; (ix) the absence of any undisclosed pending or threatened litigation;
(x) the representation that, since January 31, 1998, the businesses of the Company and its material subsidiaries have been operated in the usual and ordinary course consistent with past practice; (xi) the absence of any violations of or liabilities under the Employee Retirement Income Security Act of 1974, as amended, with respect to any employee plan or pension plan to which the Company is obligated to contribute; (xii) the absence of any pending or threatened labor strike, work-stoppage, lockout or dispute; (xiii) the representation that each of the Company's Material Agreements is valid, binding, in full force and effect and enforceable by the Company or the relevant subsidiary of the Company in accordance with its terms and the absence of any default or violation of any such Material Agreement; (xiv) good and valid title to all material properties and assets owned by the Company or its material subsidiaries, the existence of insurance in sufficient amounts covering the Company, its subsidiaries and their respective properties and/or assets and all of the material tangible assets of the Company and its material subsidiaries being in good operating condition and repair; (xv) the accurate, complete and timely filings of all tax returns required by applicable law to be filed by the Company and the payment of all taxes due; (xvi) the compliance by the Company and its subsidiaries with all Environmental Permits and Environmental Laws and the absence of Environmental Claims; (xvii) the valid right to use all of the intellectual property used by the Company or necessary for the conduct of the business of the Company; (xviii) the absence of certain business practices on behalf of the Company and any of its officers, employees or agents and any other person acting on behalf of the Company; (xix) the absence of false or misleading statements in this Proxy Statement; (xx) the approval by the Board of the Transaction so as to render inapplicable the limitations on business combinations contained in Section 302A.673 of the Minnesota Business Corporation Act ("MBCA") and the inapplicability of the restrictions on control share acquisitions contained in Section 302A.671 of the MBCA with respect to the Transaction any other applicable state takeover statutes; (xxi) the representation that the FCC Licenses listed on the schedules to the Investment Agreement are the only licenses relating to television stations that are required by applicable FCC law to be held by the Company and its subsidiaries in order to conduct its business as currently conducted; (xxii) the absence of malfunctions relating to year 2000 matters and the adoption and implementation by the Company of a commercially reasonable plan relating thereto; (xxiii) each of the Company's existing carriage agreements with respect to its FTE Subscribers (as defined in "Proposal 3: Ratification of Issuance of Performance Distributor Warrants -- Distribution Agreement") being in full force and effect and a legal, valid and binding obligation of the Company and the other parties thereto; and (xxiv) the absence of claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by the Transaction Documents.

     The foregoing representations and warranties are subject, in certain cases, to specified exceptions and qualifications, including without limitation, those exceptions that are disclosed to the Investor in the written schedules delivered by the Company to the Investor pursuant to the Investment Agreement. In many instances the representations and warranties given by the Company are subject to the qualification that the applicable representation or warranty would not fail to be true and correct unless it would have a Material Adverse Effect. For purposes of the Investment Agreement, "Material Adverse Effect," as it relates to the Company, means any material adverse effect on the assets, business condition, results of operations or financial condition of the Company and its subsidiaries, taken as a whole. However, the dollar thresholds set forth in the definition of "Material Agreement" do not affect the meaning and interpretation of "Material Adverse Effect."

     The Investment Agreement also includes certain representations and warranties by the Investor and, in certain instances, NBC, including representations and warranties regarding: (i) the due organization, good standing and authority of the Investor and NBC to execute and deliver the Transaction Documents to which it is a party, and to consummate the transactions contemplated therein; (ii) the absence of conflict between the execution, delivery and performance of the Transaction Documents with any organizational document of the Investor or NBC, any Contractual Obligation of the Investor or NBC or any Requirement of Law applicable to the Investor or NBC; (iii) the absence of any requirement on the part of the Investor or NBC to obtain any consent or approval from any Governmental Entity in connection with the Transaction; (iv) compliance with all applicable Requirements of Law; (v) the absence of false or misleading statements in this Proxy Statement; (vi) representations that the Investor is an "accredited investor" (as defined in Rule 501(a) of the Securities Act) who is not acquiring the Preferred Stock or the Investment Warrant with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act; and (vi) the absence of claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by the Transaction Documents.

     Conduct of Business Pending Closing. The Company has agreed that, except with the prior written consent of the Investor and except as contemplated by the Transaction Documents, prior to the vote of the Company's shareholders with respect to Proposals 1 and 2 (the "Shareholder Vote") the Company will, and will cause its subsidiaries to, operate their respective businesses only in the usual, regular and ordinary manner, on a basis consistent with past practice and, to the extent consistent with such operation, will, and will cause its subsidiaries to, use its reasonable efforts to preserve its present business organization intact, keep available the services of its present employees, preserve its present business relationships and maintain all rights, privileges and franchises necessary or desirable in the normal conduct of the Company's businesses.

     Subject to the following paragraph, the Company has further agreed that, until the Shareholder Vote, except as contemplated by the Transaction Documents, among other things, it will not: (i) amend its, or any of its material subsidiaries, articles of incorporation or bylaws; (ii) issue, purchase or redeem, or authorize or propose the issuance, purchase or redemption of, or declare or pay any dividend with respect to, any shares of capital stock of the Company or any class of securities convertible into, or rights, warrants or options to acquire, any such shares or other convertible securities; (iii) take any action that would be prohibited by Section 3.4(a) of the Shareholder Agreement; (iv) form any joint venture, acquire or dispose of any business or of any assets or acquire or dispose of any minority investment in any Person, in each case other than in the ordinary course consistent with past practices; (v) enter into any transaction involving the merger, consolidation or sale of all or substantially all of the assets of the Company or any of its material subsidiaries other than a merger, consolidation or sale solely involving the Company and its subsidiaries; (vi) file any voluntary petition for bankruptcy or receivership or fail to oppose any other person's petition for bankruptcy or action to appoint a receiver of the Company or any of its material subsidiaries; or (vii) authorize any of, or commit or agree to take any of, the foregoing actions.

     The foregoing covenants are subject, in certain cases, to specified exceptions and qualifications, including without limitation, those exceptions that are disclosed to the Investor in the written schedules delivered by the Company to the Investor pursuant to the Investment Agreement.

     Restrictions on Solicitation. The Investment Agreement limits the Company's ability, prior to the Shareholder Vote, to solicit, initiate, encourage or knowingly facilitate any Material Transaction Proposal (as defined below) or participate in any discussions or negotiations regarding any Material Transaction Proposal; provided that, in response to an unsolicited bona fide Takeover Proposal (as defined below) the Company may, to the extent the Board makes a good faith determination on the advice of outside legal counsel that such action is required to comply with their fiduciary duties under applicable law, (A) furnish information with respect to the Company and its subsidiaries to the Person making the Takeover Proposal and discuss such information with such Person and its representatives and (B) participate in negotiations regarding the Takeover Proposal. The Company must promptly notify the Investor of any request for information or of any Material Transaction Proposal, the material terms and conditions of such request or Material Transaction Proposal and the identity of the Person making such request or Material Transaction Proposal and must keep the Investor fully informed on a current basis of the status and details of any such request or Material Transaction Proposal.

     The Investment Agreement provides that, prior to the Shareholder Vote, the Board will not (i) approve or recommend or propose publicly to approve or recommend any Material Transaction Proposal, (ii) cause or agree to cause the Company or any of its subsidiaries to enter into any agreement relating to a Material Transaction Proposal or (iii) withdraw or modify, in a manner adverse to the Investor, the approval or recommendation of the Board for the Transaction. Notwithstanding the foregoing, if the Board receives a Takeover Proposal without having violated the conditions set forth in the paragraph above, the Board may, to the extent it makes a good faith determination on the advice of outside legal counsel that such action is required to comply with their fiduciary duties under applicable law, take any action specified in clauses (i) or (ii) above with respect to such Takeover Proposal, but in each case only after five days after receipt by the Investor of written notice from the Company advising the Investor that the Board has resolved to take such action.

     As used in the Investment Agreement, "Material Transaction Proposal" means any inquiry, proposal or offer from any Person relating to (i) the direct or indirect acquisition or purchase of 5% or more of the assets (based on the fair market value thereof) of the Company and its subsidiaries, taken as a whole, or of 5% or more of any class of equity securities of the Company or any of its subsidiaries or any tender offer or exchange offer (including by the Company or its subsidiaries) that if consummated would result in any person beneficially owning 5% or more of any class of equity securities of the Company or any of its subsidiaries, or (ii) any merger, consolidation, combination, sale of all or substantially all of the assets, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its subsidiaries other than the transactions contemplated by the Investment Agreement.

     As used in the Investment Agreement, "Takeover Proposal" means any inquiry, proposal or offer from any Person relating to (A) any of the matters set forth in clause (i) of the definition of Material Transaction Proposal but replacing "5%" with "50%" each place "5%" is used in such definition, (B) a sale of all or substantially all of the assets of the Company and its subsidiaries or (C) a merger or consolidation of the Company as a result of which the Company's shareholders immediately prior to such transaction would not beneficially own immediately after such transaction 50% or more of the resulting or surviving entity (or the parent entity).

     Additional Covenants of the Parties. The Investment Agreement also contains certain additional covenants of the parties including covenants relating to, among other things, (i) subject to adherence by the Investor to existing confidentiality agreements, access by the Investor to, among other things, the Company's officers, employees, properties, offices, plants and other facilities, and all financial, operating and other data and information of the Company; (ii) the preparation by the Company and filing with the SEC of this Proxy

Statement; (iii) the convening by the Company of a meeting of holders of its capital stock for the purpose of considering and taking actions to approve the Proposals; (iv) the cooperation of the parties in connection with the release of any information concerning the Investment Agreement or the other Transaction Documents or the matters contemplated therein; (v) the parties use of their respective reasonable commercial efforts to take all actions and promptly do or cause to be done all things necessary, proper or advisable to consummate the Transaction and to obtain the Required Consents; (vi) the preparation and filing by the Company and the Investor of notifications under the HSR Act in connection with the Transaction; and (vii) the reservation of shares of Common Stock issuable upon conversion of the Preferred Stock and the exercise of the Investment Warrant.

     Closing Conditions.

     Investor Closing Conditions. The obligation of the Investor to purchase the Preferred Stock (excluding the 1,600,000 shares of Preferred Stock subject to shareholder approval) and the Investment Warrant is subject to the satisfaction or waiver, at or prior to the First Closing Date, of the each of the following conditions: (i) the representations and warranties of the Company contained in the Investment Agreement and the other Transaction Documents will be true and correct in all material respects on and as of the date of the Investment Agreement or the other Transaction Documents, as the case may be, and on and as of the Closing Date, except (x) to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall be true and correct in all material respects on and as of such specified date and (y) where the inaccuracy of such representation or warranty constitutes an Excluded Breach; (ii) the Company will have performed in all material respects all obligations, agreements, undertakings, covenants and conditions required by the Investment Agreement and the other Transaction Documents to be performed by it at or prior to the Closing Date; (iii) there is not in effect any order, decree or injunction which enjoins or prohibits consummation of the Transaction and no action, suit, investigation, arbitration or administrative or governmental proceeding by any Governmental Entity is pending which seeks to restrain, prohibit or invalidate the Transaction; (iv) all permits, consents, authorizations, orders, and approvals of, and filings and registrations required under any federal or state law, rule or regulation for or in connection with the execution and delivery of the Investment Agreement and the other Transaction Documents and consummation of the Transaction will have been obtained or made and all statutory waiting periods thereunder in respect thereof will have expired, except where the failure to obtain or submit would not have a Material Adverse Effect; (v) the Investor will have received from the Company a certificate, dated the Closing Date, signed by the Chief Executive Officer of the Company or its Chief Financial Officer, certifying that the foregoing conditions (i), (ii) and (iii) have been satisfied; (vi) the Shareholder Agreement will have been duly executed and delivered by the Company;
(vii) the Registration Rights Agreement (as defined below) will have been duly executed and delivered; (viii) the Certificate of Designation for the Preferred Stock will have been filed with the Secretary of State of the State of Minnesota; (ix) the Distribution Agreement (as defined below) will be in full force and effect and the Distributor Warrant will have been issued to NBC; and
(x) the Investor will have received from the Company an opinion in form and substance reasonably acceptable to the Investor.

     Company Closing Conditions. The obligation of the Company to sell the Preferred Stock and the Investment Warrant is subject to the satisfaction or waiver, at or prior to the First Closing Date, of the each of the following conditions: (i) the representations and warranties of the Investor contained in the Investment Agreement and the other Transaction Documents will be true and correct in all material respects on and as of the date of the Investment Agreement or the other Transaction Documents, as the case may be, and on and as of the Closing Date, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall be true and correct in all material respects on and as of such specified date;
(ii) the Investor will have performed in all material respects all obligations, agreements, undertakings, covenants and conditions required by the Investment Agreement and the other Transaction Documents to be performed by it at or prior to the Closing Date; (iii) there is not in effect any order, decree or injunction which enjoins or prohibits consummation of the Transaction and no action, suit, investigation, arbitration or administrative or governmental proceeding by any Governmental Entity is pending which seeks to restrain, prohibit or invalidate the Transaction; (iv) all permits, consents, authorizations, orders, and approvals of, and filings and registrations required under any federal or state law, rule or regulation for or in connection with the execution and delivery of the Investment Agreement and the other Transaction Documents and consummation of the Transaction will have been obtained or made and all statutory waiting periods thereunder in respect thereof will have expired, except where the failure to obtain or submit would not have a Material Adverse Effect; (v) the Company will have received from the Investor a certificate, dated the Closing Date, in form and substance reasonably satisfactory to the Company to the effect that the foregoing conditions (i), (ii) and (iii) have been satisfied; (vi) the Shareholder Agreement will have been duly executed and delivered by the Investor; (vii) the Distribution Agreement will be in full force and effect;
(viii) the Company will have received from the Investor an opinion in form and substance reasonably acceptable to the Company; and (ix) the Operating Agreement between the Company, the Investor and NBC to be dated as of the Second Closing Date will be in full force and effect.

     Termination. The Investment Agreement may be terminated on or prior to the First Closing Date (i) by mutual written consent of the Investor and the Company; (ii) by either the Company or the Investor if (x) the First Closing shall not have occurred on or prior to August 31, 1999 unless the failure of such occurrence is due to the failure of the party seeking to terminate the Investment Agreement to perform or observe its agreements set forth therein required to be performed or observed by such party on or before the First Closing Date; or (y) any Governmental Entity has denied any approval under any of the laws, rules or regulations necessary for the consummation of the Transaction.

     Effect of Termination. If the Investment Agreement is terminated pursuant to subsection (i) or (ii) under "Termination" above, the Investment Agreement will become void, except for each parties obligations with respect to (x) public announcements relating to the Transaction and (y) fees and expenses relating to the Transaction.

     Amendment. The Investment Agreement may be amended or modified in whole or in part at any time by an agreement in writing between the parties.

CERTIFICATE OF DESIGNATION

     The Certificate of Designation (the "Certificate"), the form of which is attached as Annex C to this Proxy Statement and incorporated by reference herein, governs the powers, designations, preferences and rights of the Preferred Stock. Pursuant to the terms of the Investment Agreement, the Company has authorized the issuance and sale to the Investor of 5,339,500 shares of the Preferred Stock, subject to shareholder approval of 1,600,000 shares, at a stated value of $8.29 per share (the "Stated Value").

     Rank. The Preferred Stock ranks prior, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, to all of the Company's now existing or thereafter issued Common Stock and all of the Company's now existing or thereafter issued Junior Stock. No payment on account of the purchase, redemption, retirement or other acquisition of shares of any class or series of the Company's Junior Liquidation Stock will be made directly or indirectly by the Company unless and until all of the Preferred Stock has been converted into Common Stock or redeemed pursuant to the Certificate or otherwise reacquired by the Company.

     Dividends. In the event that the Company declares and pays any dividend on the Common Stock while any shares of Preferred Stock are outstanding, dividends will be paid on the outstanding shares of Preferred Stock on the same basis as if such Preferred Stock had been converted to Common Stock prior to the date fixed for determination of the holders of Common Stock entitled to such dividend. Holders of Preferred Stock will not be entitled to any dividends in excess of the dividends provided for in the Certificate. Such dividends will be payable to holders in preference to dividends on any Junior Dividend Stock and will be paid pro rata to the holders entitled thereto. No dividend or other distribution, other than dividends payable solely in shares of Junior Stock, will be declared, paid or set apart for payment on shares of Junior Dividend Stock, unless and until all accrued and unpaid dividends on the Preferred Stock have been paid or declared and set apart for payment and any related dividend is declared and paid on the Preferred Stock. In addition, no dividends will be declared, paid or set apart for payment on shares of any class or series of the Company's Parity Dividend Stock for any period unless dividends have been, or contemporaneously are, paid or declared and set apart for payment on the Preferred Stock. No dividends will be paid on Parity Dividend Stock except on dates on which dividends are paid on the Preferred Stock. All dividends paid or declared and set apart for payment on the Preferred Stock and any Parity Dividend Stock will be paid or declared and set apart for payment pro rata so that the amount of such dividends on any date will in all cases bear to each other the same ratio that accrued and unpaid dividends on the Preferred Stock and the Parity Dividend Stock bear to each other.

     Liquidation Preference. In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Preferred Stock will be entitled to receive out of the assets of the Company available for distribution to shareholders an amount in cash equal to the Stated Value for each share outstanding, plus any accrued and unpaid dividends on such shares on the date of final distribution to such holders, without interest, before any payment is made to the holders of Junior Liquidation Stock. The entire assets of the Company available for distribution to holders will be distributed ratably among the holders of the Preferred Stock and any Parity Liquidation Stock in proportion to the respective preferential amounts (including accrued and unpaid dividends, if any) to which each is entitled. After payment in full of the liquidation preferences of the shares of the Preferred Stock, the holders of such shares will not be entitled to further participate in any distribution of assets by the Company.

     Redemption. The Preferred Stock will be mandatorily redeemed by the Company ten years after the date of issuance of the Preferred Stock (the "Preferred Stock Issue Date") in cash at a redemption price equal to 100% of the Stated Value per share, plus an amount in cash equal to all declared and unpaid dividends, if any. The Preferred Stock will also be redeemable at the option of the holder(s) thereof upon a Change of Control, at a redemption price per share equal to 100% of the Stated Value plus declared and unpaid dividends, if any, thereon outstanding to the redemption date.

     Conversion. Subject to adjustment as described below, each full share of Preferred Stock will be convertible at the option of the holder thereof, at any time (including upon a change of control) from the Preferred Stock Issue Date until the close of business on the tenth business day prior to any date fixed for redemption of such shares, into a number of fully paid and nonassessable shares of Common Stock equal to the Stated Value of each full share of Preferred Stock to be converted divided by a conversion price (the "Conversion Price"), which initially will be $8.29.

     Certain Adjustments. The Conversion Price at which a share of Preferred Stock is convertible into Common Stock will be subject to adjustment from time to time in certain instances, including, but not limited to: (i) if the Company, after the Preferred Stock Issue Date pays a dividend or makes a distribution on its Common Stock or on any other class or series of capital stock of the Company which dividend or distribution includes or is convertible into Common Stock;
(ii) the Common Stock is subdivided or combined; (iii) the issuance or sale by the Company of (x) Common Stock, (y) rights, warrants or options entitling the holders thereof to subscribe for or purchase shares of Common Stock or (z) any security convertible into Common Stock, in each case at a price, or having an exercise or conversion price, per share less than the then-current Market Price per share of Common Stock on the Relevant Date; or (iv) if the Company, by dividend or otherwise, distributes to all holders of Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets, except for distributions below a certain specified annual threshold.

     The Company may reduce the Conversion Price from time to time by any amount for any period of time if (i) the period is at least 20 days, (ii) the reduction is irrevocable during the period, subject to any conditions that the Board may deem relevant and (iii) the Board has made a conclusive determination that such reduction would be in the best interest of the Company.

     The Conversion Price will not be subject to adjustment in the event (i) the holders of outstanding shares of Preferred Stock receive the dividend or distribution otherwise giving rise to the adjustment or (ii) the adjustment would require an increase or decrease of less than 1% in the Conversion Price; provided, however, that any adjustments not made as a result of events specified in clause (ii) above, will be carried forward and taken into account in any subsequent adjustment.

     In the case of any capital reorganization or reclassification of the Company's capital stock, or consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company or the sale or transfer of all or substantially all of the assets of the Company or any share exchange (individually, an "Event"), then lawful provisions will be made as part of the terms of such transaction whereby the holder of each share of Preferred Stock then outstanding will have the right thereafter to convert such share into the kind and amount of securities, cash and other property receivable upon such transaction by a holder of the number of shares of Common Stock into which such shares of Preferred Stock might have been converted immediately prior to such transaction. The entity formed or surviving as a result of an Event must make provisions establishing such right in its certificate or articles of incorporation and effective provisions must be made in the certificate or articles of incorporation of such entity and in any contract of sale, conveyance, lease, transfer or otherwise, such that the protection of the rights of the holders of Preferred Stock set forth in the Certificate continue to be applicable. In addition, any such entity must expressly assume the obligation to pay dividends and deliver, upon conversion, such shares of common stock, other securities, or cash as set forth in the Certificate. Adjustments for events subsequent to the effective date of an Event must be as nearly equivalent as may be reasonably practicable to the adjustments provided for in the Certificate.

     Fractional Shares. No fractional shares of Common Stock will be issued upon conversion of the Preferred Stock. Instead, the Company will pay the holder of the Preferred Stock at the time of conversion a cash adjustment in respect of such fractional shares in an amount equal to the fraction of the then-current Market Price per share of Common Stock on the day of conversion.

     Voting Rights. Subject to certain ownership thresholds, as long as the Restricted Parties own a majority of the outstanding shares of Preferred Stock, the Preferred Stock will have the right, voting separately as a class, to (i) initially elect two directors to the Board who are reasonably acceptable to the Company and (ii) thereafter, as long as the Investor is entitled to designate at least one nominee for election to the Board pursuant to the Shareholder Agreement, elect that number of directors equal to the number of Designees that the Investor is entitled to so designate. See "-- Shareholder Agreement." For so long as holders of the outstanding Preferred Stock, voting separately as a class, are entitled to elect one or more directors to the Board, they will not be entitled to vote in the election of any other directors of the Company. The holders of shares of Preferred Stock will vote on an "as converted" basis on all other matters with respect to which the holders of the Common Stock have the right to vote.

     In addition, for so long as any shares of Preferred Stock are outstanding, the Company may not, without the affirmative vote or consent of the holders of at least a majority of all outstanding shares of Preferred Stock, voting or consenting separately as a class: (i) create any class of stock that by its terms ranks senior to or on a parity with the Preferred Stock as to dividends or upon liquidation, dissolution or winding up of the Company or increase the authorized number of shares of, or issue any additional shares of or any securities convertible into shares of, or reclassify any Junior Stock into shares of, any such class; (ii) subject to certain exceptions set forth in the Certificate, alter or change any of the provisions of the Company's articles of incorporation so as to adversely affect the relative rights and preferences of any outstanding Preferred Stock; or (iii) issue any additional shares of Preferred Stock.

     Prior Notice of Certain Events. The Company must notify holders of outstanding shares of Preferred Stock in accordance with the provisions of the Certificate in the event: (i) the Company (x) declares any dividend or distribution on its Common Stock (other than a dividend payable in shares of Common Stock or a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend) or (y) declares or authorizes a redemption or repurchase of its Common Stock in excess of 5% of the then outstanding shares of Common Stock; (ii) the Company authorizes the granting to all holders of Common Stock of any rights or warrants to subscribe for or purchase any shares of stock of any class or series; (iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value) or any consolidation or merger to which approval of any shareholders of the Company will be required or any sale of all or substantially all of the assets of the Company or any share exchange whereby the Common Stock is converted into other securities, cash or other property; (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or (v) of any other event which would require an adjustment to the Conversion Price.

     Reservation of Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued stock, solely for the purpose of effecting the conversion of the Preferred Stock, such number of shares of its Common Stock as will from time to time be sufficient to permit the conversion of all shares of Preferred Stock from time to time outstanding. The Company will, in good faith and in accordance with the laws of the state of Minnesota, cause the authorized number of shares of Common Stock to be increased if at any time the number of shares of authorized but unissued Common Stock will not be sufficient to permit the conversion of all the then outstanding shares of Preferred Stock.

SHAREHOLDER AGREEMENT

     On the First Closing Date the Company and the Investor will enter into the Shareholder Agreement, the form of which is attached to this Proxy Statement as Annex D and incorporated herein by reference, with respect to certain corporate governance and standstill matters. Under the terms of the Shareholder Agreement, the Company and the Investor have agreed to the following:

     Corporate Governance. Under the terms of the Shareholder Agreement (and the Certificate), the Company has agreed to expand the size of its Board to seven directors and appoint to the Board two individuals designated by the Investor. See "-- Certificate of Designation." The Investor Designees are subject to the reasonable approval of a majority of the members of the Board and will continue to serve as directors until the next election of directors.

     If Shareholder Approval is obtained, the Investor will be entitled to designate two individuals to be nominated to the Board so long as the Restricted Parties (as defined in the Shareholder Agreement) continue to Beneficially Own at least 50% of the number of shares of Common Stock owned by such parties on the date the Shareholder Agreement is signed. In the event the Restricted Parties' Beneficial Ownership falls below such 50% threshold, the Investor will have the right to designate one individual to the Board, so long as the Restricted Parties continue to Beneficially Own at least 10% of the Adjusted Outstanding Common Stock. As long as the Investor is entitled to designate two persons for nomination as directors, the current Investor may assign the right to designate one of such nominees to any other Restricted Party (such that two Restricted Parties each have the right to designate one nominee).

     If Shareholder Approval is not obtained, the Investor will have the right, so long as the Restricted Parties Beneficially Own at least 75% of the Common Stock held by such parties on the date of the Shareholder Agreement, to designate two individuals to the Board. In the event the Investor's Beneficial Ownership falls below such 75% threshold, the Investor will have the right to designate one individual to the Board, so long as the Restricted Parties continue to Beneficially Own at least 50% of the Common Stock held by such parties on the date of the Shareholder Agreement.

     As long as a majority of the outstanding shares of Preferred Stock are owned by the Restricted Parties and the Investor is otherwise entitled to designate nominee(s) for election as director(s) of the Company, the Investor Designee(s) will be elected to the Board by the holders of the Preferred Stock voting separately as a class, as provided in the Certificate. See
"-- Certificate of Designation." If the Restricted Parties no longer own a majority of the outstanding shares of Preferred Stock (or if no shares of Preferred Stock are outstanding) but the Investor is otherwise entitled to designate nominee(s) for election as director(s) pursuant to the Shareholder Agreement, the Company must nominate each Investor Designee for election as part of the management slate that is included in its proxy statement and must provide the same support for the election of such designee as it provides to other persons standing for election as part of the management slate.

     In addition, for so long as the Investor has the right to designate nominee(s) for election as director(s) and the Investor Designees have been included in the Company's management slate in each vote for election of directors, the Restricted Parties must vote in each shareholder vote for the election of the Company's directors all of their voting stock (other than shares of Preferred Stock that vote for directors as a separate class from the Common Stock) as follows: (i) if there is no bona fide proxy contest for the election of directors, in favor of the management slate that is included in the Company's proxy statement; or (ii) if there is a bona fide proxy contest for the election of directors, at the election of each Restricted Party either (x) in favor of the management slate that is included in such proxy statement or (y) in the same proportion as all votes cast by Disinterested Shareholders.

     Board Committees. As long as the Investor has the right to designate at least one nominee to the Board, unless otherwise agreed to by the Investor, (i) each of the Audit Committee and Compensation Committee of the Board must contain at least one Investor Designee and (ii) each other committee of the Board must contain a number of Investor Designees (to the extent available) rounded up to the nearest whole number, equal to the total number of directors on such committee multiplied by the percentage of the entire Board who are Investor Designees.

     Certain Agreements.

     Transactions with NBC Restricted Persons. The Company has agreed that, without the prior written consent of the Investor and except as may be expressly permitted by the Shareholder Agreement, it and its subsidiaries will not: (i) issue or sell to any NBC Restricted Person (as defined below) or authorize or propose the issuance or sale to any NBC Restricted Person of, any capital stock, partnership or limited liability company interests or other equity securities of the Company or any of its subsidiaries, or any options, warrants or other rights to acquire any of the foregoing; (ii) form, enter into or join any partnership or joint venture with, sell or dispose of any business or assets (other than inventory and any other assets disposed of in the ordinary course consistent with past practice) to, or make any investment in any NBC Restricted Person;
(iii) enter into any transaction involving the incurrence of indebtedness (other than in the ordinary course consistent with past practice) involving any NBC Restricted Person; (iv) authorize, enter into or approve any Material Transaction with any NBC Restricted Person or enter into any discussions or negotiations relating to any inquiry, proposal or offer relating thereto; (v) enter into any joint marketing or co-branding arrangement with any NBC Restricted Person, license or otherwise grant to any NBC Restricted Person the right to utilize any trademark, tradename or brand of the Company or any of its subsidiaries or grant to any NBC Restricted Person any rights to have a branded presence on any of the Company's or its subsidiaries' media or rights to cross-promote home shopping transactions; or (vi) authorize or commit or agree to take any of the foregoing actions.

     As used in the Shareholder Agreement, "NBC Restricted Person" means any one of the following entities: CBS Corporation, Fox Entertainment Group, Inc., The Walt Disney Company, Time Warner, Inc., Paxson Communications Corporation, Viacom, Inc., Yahoo!, Inc. ("Yahoo"), American Online, Inc. ("AOL"), Excite, Inc. ("Excite"), Lycos, Inc. ("Lycos"), Infoseek Corporation ("Infoseek") or Microsoft Corporation ("Microsoft").

     The foregoing provisions will terminate at such time as the Investor is no longer entitled to designate at least one person to be nominated for election to the Board under the terms of the Shareholder Agreement. In addition, such provisions will terminate with respect to Yahoo, AOL, Excite, Lycos, Infoseek and Microsoft (the "Carve-out Entities") in the event that (i) NBC or any of its subsidiaries or affiliates enters into a significant transaction with any Carve-out Entity (the "Relevant Entity") that precludes NBC and its subsidiaries from entering into a significant transaction with any one of the other Carve-out Entities and (ii) during the period ending six months after the occurrence of an event specified in clause (i), neither the Company nor any of its subsidiaries has entered into an agreement providing for a significant transaction with the Relevant Entity or its affiliate.

     Certain other Transactions. The Company has also agreed that, for so long as the Investor is entitled to designate two persons to be nominated for election to the Board, it and its subsidiaries will not, without the prior written consent of the Investor, (i) issue or sell, or authorize or propose the issuance or sale, of any capital stock of the Company or any options, warrants or other rights to acquire capital stock of the Company, other than in the limited circumstances set forth in the Shareholder Agreement; (ii) declare or pay any dividends or distributions to holders of Common Stock in any fiscal quarter exceeding in the aggregate of 5% of the Market Capitalization of the Company as of the first day of such fiscal quarter, or repurchase or redeem any Common Stock except in the limited circumstances set forth in the Shareholder Agreement; (iii) enter into or effect any single or related series of acquisitions of businesses or assets or investments therein, other than certain money market instruments and trade receivables, pursuant to which the fair market value of the aggregate purchase price paid, or investment made, by the Company and its subsidiaries exceeds the greater of (a) $35 million, or
(b) 10% of the Market Capitalization of the Company at the time the Company or its subsidiaries enter into an agreement to effect such sale, lease or other deposition; (iv) enter into or effect any single or related series of sales, leases or other dispositions of assets having a fair market value in excess of the greater of (x) $35 million or (y) 10% of the Market Capitalization of the Company at the time the Company or its subsidiaries enter into an agreement to effect such sale, lease or other disposition; (v) incur indebtedness for borrowed money that would cause the Company's consolidated indebtedness to exceed the greater of (1) $40 million and (2) an amount equal to 30% of the Company's "total capitalization;" (vi) issue any series or class of capital stock having voting rights that are disproportionate relating to its economic interest or having a separate class vote on any Takeover Transaction; (vii) directly or indirectly enter into any business in which the Company and/or its subsidiaries and/or affiliates are not engaged in on the date of the Shareholder Agreement, except for those businesses which are ancillary, complementary or reasonably related thereto; (viii) amend its articles of incorporation so as to adversely affect the Restricted Parties or (ix) authorize or commit or agree to take any of the foregoing actions.

     Other Agreements. Pursuant to the Shareholder Agreement, so long as the Investor has the right to name at least one nominee to the Board, the Company will provide it with certain monthly, quarterly and annual financial reports and budgets. In addition, the Company has agreed not to take actions which would cause the Company to be in breach of or default under any of its material contracts (or otherwise require a consent thereunder) as a result of acquisitions of the Common Stock by the Investor or any of its affiliates. The Company also is prohibited from taking any action that would cause any ownership interest of certain FCC regulated entities from being attributable to the Investor, NBC or their affiliates.

     No Reinstatement of Rights. The Investor and the Company have agreed that to the extent the Restricted Parties fail to satisfy any ownership threshold set forth in the Shareholder Agreement such that any rights of the Investor under the Agreement and/or obligations of the Company under the Agreement terminate, such terminated rights and/or obligations will not be reinstated if the Restricted Parties thereafter satisfy such ownership threshold.

     Standstill Provisions. The Shareholder Agreement provides that, during the Standstill Period and with certain limited exceptions, the Restricted Parties will be prohibited from, unless specifically requested to do so in writing in advance by the Board, doing any of the following: (i) making any asset/business purchases from the Company in excess of 10% of the total fair market value of the Company's assets; (ii) increasing their Beneficial Ownership above 39.9% of the Company's outstanding shares of Common Stock (except under limited circumstances); (iii) making or in any way participating in any solicitation of proxies (except under limited circumstances); (iv) depositing any securities of the Company or any of its subsidiaries in a voting trust; (v) forming, joining, or in any way becoming a member of a 13D Group with respect to any voting securities or assets of the Company or any of its subsidiaries; (vi) arranging any financing for, or providing any financing commitment specifically for, the purchase of any voting securities of the Company or any of its subsidiaries; and
(vii) otherwise acting, whether alone or in concert with others, to seek to propose to the Company any tender or exchange offer, merger, business combination, restructuring, liquidation, recapitalization or similar transaction involving the Company or any of its subsidiaries, or nominating any person as a director of the Company who is not nominated by the then incumbent directors, or proposing any matter to be voted upon by the Company's shareholders. If during the Standstill Period any inquiry has been made regarding a Takeover Transaction or "change in control" which has not been rejected by the Board, or the Board pursues such a transaction, or engages in negotiations or provides information to a third party with respect to such a transaction and the Board has not resolved to terminate such discussions, then the Restricted Parties may propose to the Company a tender offer or business combination proposal.

     In addition, unless the Restricted Parties Beneficially Own less than 5% or more than 90% of the Adjusted Outstanding Common Stock, the Restricted Parties may not sell, transfer or otherwise dispose of any of the Preferred Stock, the Warrants or shares of Common Stock Beneficially Owned by such persons except for transfers: (i) to certain affiliates who agree to be bound by the provisions of the Shareholder Agreement; (ii) which have been consented to by the Company;
(iii) pursuant to a Third Party Tender Offer; provided that no shares of Common Stock may be transferred pursuant to this clause (iii) to the extent such shares were acquired upon exercise of the Investment Warrant on or after the date of commencement of such Third Party Tender Offer or the public announcement by the offeror thereof or that such offeror intends to commence such Third Party Tender Offer; (iv) pursuant to a merger, consolidation or reorganization to which the Company is a party, (v) in a bona fide public distribution or bona fide underwritten public offering; (vi) pursuant to Rule 144 of the Securities Act or (vii) in a private sale or pursuant to Rule 144A of the Securities Act; provided that, in the case of any transfer pursuant to clause (v) or (vii), such transfer does not result in, to the knowledge of the transferor after reasonable inquiry, any other person acquiring, after giving effect to such transfer, Beneficial Ownership, individually or in the aggregate with such person's affiliates, of more than 10% of the Adjusted Outstanding Common Stock.

     The Standstill Period will terminate (subject to reinstatement under certain circumstances) on the earliest to occur of (i) the 10 year anniversary of the Shareholder Agreement; (ii) the entering into by the Company of an agreement that would result in a "change in control" (subject to reinstatement);
(iii) an actual "change in control"; (iv) a Third Party Tender Offer (subject to reinstatement) and (v) six months after the Investor can no longer designate any nominees to the Board. Following the expiration of the Standstill Period pursuant to clause (i) or (v) above (indefinitely in the case of clause (i) and two years in the case of clause (v)), the Restricted Parties' Beneficial Ownership position may not exceed 39.9% of the Adjusted Outstanding Common Stock, except pursuant to issuance or exercise of any warrants or pursuant to a Purchaser Tender Offer.

REGISTRATION RIGHTS AGREEMENT

     On the First Closing Date, the Company will enter into a Registration Rights Agreement (the "Registration Rights Agreement") with the Investor pursuant to which the Investor and each other person who becomes a Holder of Registrable Securities thereunder will have certain demand and "piggyback" registration rights. For purposes of this summary, the term "Holder" is deemed to include the Investor.

     Demand Registration Rights. Under the terms of the Registration Rights Agreement, Holders may make, in the aggregate, four demands for registration (each, a "Demand Registration"). The Company is not obligated to effect a Demand Registration unless (i) the Holder requesting the Demand Registration is seeking to include Registrable Securities with a market value of at least $5,000,000 as of the close of the business day immediately preceding the date written notice of the demand (the "Demand Notice") is given to the Company and (ii) the Demand Notice is given at least six months after the effective date of the immediately preceding Demand Registration or, if later, the date on which a Demand Registration is terminated in its entirety prior to the effective date of the applicable registration statement.

     If a Holder makes a Demand Registration, the Company must provide written notice thereof to all other Holders, if any, and must, subject to the following sentence, include in such registration all Registrable Securities for which the Company receives written requests for inclusion therein within 10 business days after the Company's notice is received by such Holders. If the managing underwriter of an Underwritten Offering to which such Demand Registration relates advises such Holders that the total amount of Registrable Securities that they intend to include in the Demand Registration will, in the aggregate, materially and adversely affect the success of the offering, then the number of Registrable Securities to be included in the Demand Registration will, if necessary, be reduced. If the number of Registrable Securities is reduced, the Registrable Securities of the Holder initiating the Demand Registration will receive priority in the Underwritten Offering to the full extent of the Registrable Securities such Holder desires to sell. The remaining allocation available for sale will be allocated pro rata among the other Holders on the basis of the amount of Registrable Securities requested to be included therein by each such Holder.

     Under the terms of the Registration Rights Agreement, the Company will have the right to defer requests for Demand Registrations for a period not to exceed 90 days if the Company determines, in the good faith exercise of the business judgment of the Board, that such registration and offering could materially interfere with a bona fide business or financial transaction of the Company or would require disclosure of information, the premature disclosure of which could materially and adversely affect the Company.

     Piggyback Registration Rights. Holders are also entitled to unlimited "piggyback" registration rights to include their Registrable Securities, subject to certain limitations, in certain registrations initiated by the Company for its own account, or otherwise. The Company must give Holders written notice at least 30 days prior to the anticipated filing relating to any such proposed offering and must offer Holders the opportunity to include in the offering the amount of Registrable Securities as each Holder may request (a "Piggyback Registration"). The Company must cause the managing underwriter of a proposed Underwritten Offering to include in each such offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein, subject to the advice of the managing underwriter that the total amount of securities that such Holders and the Company propose to include in the offering will materially and adversely affect the success of the offering. Under such advisement, the Company will include in the registration
(i) first, 100% of the Common Stock of the person or entity who requests such registration, if any, (ii) second, 100% of the Common Stock the Company proposes to sell and (iii) third, the number of Registrable Securities requested to be included in such registration which, with the advice of the managing underwriter, can be sold without having the adverse effect referred to above, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of Registrable Securities then held by each Holder.

     The Registration Rights Agreement contains customary indemnification and contribution provisions relating to the exercise by the Holders of their registration rights thereunder.

          THE BOARD OF DIRECTORS BELIEVES PROPOSAL 1 TO BE IN THE BEST
      INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE
         "FOR" APPROVAL OF PROPOSAL 1 AND EACH OF THE OTHER PROPOSALS.

                                   PROPOSAL 2

         APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE
                               INVESTMENT WARRANT

     Proposal 2 relates to the approval by the shareholders of the issuance to the Investor of the shares of Common Stock issuable upon exercise of the Investment Warrant.

     Although the Company does not believe shareholder approval of Proposal 2 is required under applicable law or the rules of the NASD, the Company is seeking shareholder approval of Proposal 2 because of the potential dilutive effect that the issuance of the Investment Warrant could have on the Company's shareholders. The Company has conditioned the issuance of the shares of Common Stock under the Investment Warrant on shareholder approval of this Proposal 2.

     If the Company's shareholders do not approve this Proposal 2, NBC will have the right to terminate the Distribution Agreement. See "Proposal 3: Ratification of the Issuance of the Performance Distributor Warrants -- Distribution Agreement -- NBC Right to Terminate."

     The terms of the Investment Warrant are summarized below. For a description of the terms of the Investment Agreement, the Shareholder Agreement and the Registration Rights Agreement, each of which relate to the Investment Warrant, see "Proposal 1: Approval of Issuance of 1,600,000 shares of Preferred Stock."

     The following description of the Investment Warrant is only a summary thereof and is qualified in its entirety by reference to such document the form of which is attached hereto as Annex E. Capitalized terms used in the following summary without definition shall have the meanings ascribed to them in the Investment Warrant.

INVESTMENT WARRANT

     General. The Investment Warrant, when exercised, will entitle the holder thereof to receive (i) up to that number of shares that result in the Restricted Parties at each time the Investment Warrant is exercised, Beneficially Owning 39.9% of the then Adjusted Outstanding Common Stock minus (ii) the aggregate number of shares of Common Stock directly or indirectly sold, transferred or otherwise disposed of by all Restricted Parties (excluding any such sale, transfer or other disposition to any other Restricted Party) prior to and including the date of exercise. The Investment Warrant will be exercisable at any time and from time to time from and after the Second Closing Date (the "Issue Date"). Unless exercised, the Investment Warrant will automatically expire on the fifth anniversary of the Issue Date.

     The Investment Warrant may be exercised by a holder thereof, in whole or in part, by presentation to the Company of the election to exercise attached thereto (the "Election to Exercise") duly filled in and signed, and accompanied by payment to the Company of the Exercise Price (as defined below) for the number of shares of Common Stock (the "Warrant Shares") specified in such Election to Exercise. Payment of the aggregate Exercise Price must be made by certified or official bank check in an amount equal to the aggregate Exercise Price. Upon presentation of an Election to Exercise and payment of the aggregate Exercise Price to the Company, the Company will promptly issue and cause to be delivered to the person holding the Investment Warrant (the "Warrantholder") a certificate or certificates for the specified number of duly authorized, fully paid and non-assessable Warrant Shares issuable upon exercise. No fractional Warrant Shares will be issued upon exercise of the Investment Warrant unless the fractional Warrant Shares totaling more than one Warrant Share in the aggregate are presented for exercise at the same time by the Warrantholder. In such case, the number of full Warrant Shares issuable upon exercise thereof will be computed on the basis of the aggregate number of Warrant Shares so purchasable upon the exercise of the Investment Warrant so presented. Otherwise, the Company will pay to the holder of the Investment Warrant at the time of exercise an amount in cash equal to the fraction of a Warrant Share represented by such fractional Warrant Shares multiplied by the Market Price on the day of exercise.

     Exercise Price. The price per share (the "Exercise Price") at which Warrant Shares may be purchased upon the exercise of the Investment Warrant will be (i) if the Warrantholder elects to purchase Warrant Shares prior to the second anniversary of the Issue Date, equal to the greater of (x) the average of the closing prices of a share of Common Stock for the 45 consecutive trading days ending on the trading day immediately prior to the day on which the Election to Exercise is delivered and (y) the average of the closing prices of a share of Common Stock for the 150 consecutive trading days ending on the trading day immediately prior to the day on which the Election to Exercise is delivered, in each case subject to adjustment (the "Warrant Market Price"), but in no case less than $12.00 (as reduced by the excess of the fair market value of the aggregate amount of dividends and other distributions declared per share of Common Stock over the Aggregate Regular Dividends after the Issue Date and having a record date prior to the date of exercise); or (ii) if the Warrantholder elects to purchase Warrant Shares on or after the second anniversary of the Issue Date, equal to the greater of (1) the Warrant Market Price and (2) $15.00 (as reduced by the excess of the fair market value of the aggregate amount of dividends and other distributions declared per share of Common Stock over the Aggregate Regular Dividends after the Issue Date and having a record date prior to the date of exercise).

     Conditions to Exercise. Exercise of the Investment Warrant is subject to
(i) shareholder approval of this Proposal 2, (ii) after taking into account the number of Warrant Shares issuable upon such exercise, the Restricted Parties in the aggregate Beneficially Owning no more than (x) 39.9% of the shares of the then Adjusted Outstanding Common Stock minus (y) the aggregate number of shares of Adjusted Outstanding Common Stock directly or indirectly sold, transferred or otherwise disposed of by all Restricted Parties (excluding any such sale, transfer or other disposition to any other Restricted Party) prior to and including the date of exercise, subject to adjustment, and (iii) the purchase of the Warrant Shares issuable upon exercise of the Investment Warrant not being prohibited under applicable law.

     Certain Adjustments. Under the terms of the Investment Warrant, upon consummation of an Organic Change, other than a transaction in which the Company is not the surviving entity, as a condition of such Organic Change, lawful provision must be made as part of the terms of such transaction, such that, upon the exercise of the Investment Warrant, without payment of any additional consideration therefor, the Warrantholder will have the right to purchase for the Exercise Price the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which the Investment Warrant might have been exercised immediately prior to such Organic Change. In addition, lawful provision must be made such that all other terms of the Investment Warrant remain in full force and effect following the Organic Change. This provision will similarly apply to successive Organic Changes.

     The Company may not enter into an Organic Change where the Company is not the surviving entity unless lawful provision is made as part of the terms of such transaction whereby the surviving entity will issue new securities to each Warrantholder, without payment of any additional consideration therefor, with terms that provide that upon exercise of the Investment Warrant following the consummation of such Organic Change, the Warrantholder will have the right to purchase the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which the Investment Warrant might have been exercised immediately prior to such Organic Change.

     Prior Notice of Certain Events. The Company must notify the Warrantholder in accordance with the provisions of the Investment Warrant in the event the Company (i) declares any dividend or distribution of any kind or character on or in respect of shares of Common Stock or to the shareholders of the Company, excluding any regular periodic cash dividend paid out of current or retained earnings, (ii) authorizes the granting to the holders of shares of Common Stock of rights to subscribe for or purchase any shares of capital stock or any other right, (iii) reclassifies shares of Common Stock (other than a subdivision or combination of outstanding shares of Common Stock), consolidates or merges with another company for which approval of any shareholders of the Company is required or sells or transfers all or substantially all of the assets of the Company or (iv) in the event of a voluntary or involuntary dissolution, liquidation or winding up of the Company.

     Replacement Warrant. In the event that the Investor and NBC are no longer Affiliates of each other, the Investment Warrant will immediately terminate and the Company will issue a new warrant to NBC or its subsidiary (the "Replacement Warrant") having the same terms as the Investment Warrant. NBC or one of its subsidiaries will at all times own at least 50% of the economic interest in the Replacement Warrant.

     Reservation of Shares. The Company will at all times reserve and keep available for issuance and delivery upon exercise of the Investment Warrant, free from preemptive rights, the number of shares of authorized but unissued shares of Common Stock as shall be required for issuance or delivery.

     Listing on Nasdaq or Securities Exchange. The Company must use its reasonable best efforts to list any shares of Common Stock issuable upon exercise of the Investment Warrant on Nasdaq or on such other national securities exchange on which shares of Common Stock are then listed. In any case, the Company must, at its expense, cause all shares of Common Stock issued upon the exercise of the Investment Warrant to be listed at the time of such issuance on Nasdaq and/or such other securities exchange on which shares of Common Stock are then listed and must maintain such listing.

EFFECTIVE VOTING CONTROL BY THE INVESTOR

     The Investment Warrant will allow the Investor to purchase a substantial number of shares of Common Stock which will allow it to exert substantial influence over the election of directors and the management and affairs of the Company. Accordingly, the Investor may have sufficient voting power to determine the outcome of various matters submitted to the shareholders for approval, including mergers, consolidations and the sale of all or substantially all of the Company's assets. Such control may result in decisions that are not in the best interests of the Company or its shareholders.

          THE BOARD OF DIRECTORS BELIEVES PROPOSAL 2 TO BE IN THE BEST
      INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE
          "FOR" APPROVAL OF PROPOSAL AND EACH OF THE OTHER PROPOSALS.

                                   PROPOSAL 3

      RATIFICATION OF THE ISSUANCE OF THE PERFORMANCE DISTRIBUTOR WARRANTS

     On March 8, 1999, the Company and NBC entered into the Distribution Agreement pursuant to which NBC will have the exclusive right to negotiate on behalf of the Company for the distribution of its home shopping television programming service and, in consideration therefor, the Company will issue to
NBC: (i) the Distributor Warrant to purchase 1,450,000 shares of Common Stock and (ii) the Performance Distributor Warrants in the event NBC meets certain performance targets set forth in the Distribution Agreement.

     Although the Company does not believe shareholder approval of Proposal 3 is required under applicable law or the rules of the NASD, the Company is seeking shareholder ratification of Proposal 3 because of the potential dilutive effect that the issuance of the Performance Distributor Warrants could have on the Company's shareholders. The Company has not, however, conditioned the issuance of the Performance Distributor Warrants, or the shares of Common Stock issuable thereunder, on shareholder ratification of this Proposal 3. Shareholders are not being asked to ratify the issuance of the Distributor Warrant because the shares issuable upon exercise of such warrant were taken into consideration by the Company in determining the number of shares of Preferred Stock subject to shareholder approval. See "Proposal 1: Approval of Issuance of 1,600,000 Shares of Preferred Stock."

     The terms of the Distribution Agreement and the Performance Distributor Warrants are summarized below.

     The following description of the Distribution Agreement is only a summary thereof and is qualified in its entirety by reference to the Distribution Agreement which is attached here to as Annex F. Unless otherwise indicated, capitalized terms used in the following summary without definition shall have the meanings ascribed to them in the Distribution Agreement.

DISTRIBUTION AGREEMENT

     General. The Distribution Agreement provides that NBC will have the exclusive right to negotiate on behalf of the Company for the distribution of its home shopping television program service and any of the Company's successor home shopping or transactional television program service(s) ("VVTV") to multichannel video programming distributors (each, a "Distributor") throughout the United States. NBC will also provide promotion and affiliate marketing services to the Company in connection with the distribution and carriage of VVTV (collectively, the "Services"). In consideration of the Services provided by NBC, the Company will issue NBC the Distributor Warrant and will pay NBC an annual cash fee for each year during the Term (as defined below). As more fully described below, the Company will be required to issue NBC the Performance Distributor Warrants to purchase additional shares of Common Stock in the event NBC meets certain performance targets set forth in the Distribution Agreement, based upon the number of full time equivalent subscribers ("FTE Subscribers") provided by NBC. The Distribution Agreement is for a term of 10 years (the "Term"), which will begin on the date of commencement (the "Commencement Date") of performance of the Services by NBC.

     The Distributor Warrant. The Distributor Warrant will vest with respect to 200,000 shares of Common Stock on the Commencement Date, and with respect to the remaining 1,250,000 shares of Common Stock issuable thereunder, in equal cumulative annual installments of 125,000 shares on each anniversary of the Commencement Date over the Term. Any unvested portion of the Distributor Warrant will immediately vest and become fully exercisable in the event of a "change in control" of the Company. Each vested installment will be exercisable, in whole or in part, by NBC (or any affiliate of NBC) for a period of five years from the date of vesting of such installment. The Distributor Warrant will be exercisable at a price per share equal to $8.288, subject to customary anti-dilution adjustments.

     Performance Distributor Warrants. NBC has committed to delivering an additional 10 million FTE Subscribers to the Company over the first 42 months of the Term (the "Aggregate Performance Target"). Assuming certain performance milestones are met above the Aggregate Performance Target, the Company will issue Performance Distributor Warrants to NBC. Each Performance Distributor Warrant will be exercisable at a price per share equal to the closing price of Common Stock on the Nasdaq National Market on the trading day immediately preceding the date NBC secures a written commitment for additional FTE Subscribers. Each Performance Distributor Warrant will vest in equal cumulative annual installments on the execution date of the written commitment and each anniversary thereof throughout the base or initial term of the written commitment; provided, however, that any unvested portion of the Performance Distributor Warrant will immediately vest and become fully exercisable in the event of a "change in control." Each vested installment will be exercisable, in whole or in part, by NBC (or any affiliate of NBC) for a period of five years from the date of vesting of such installment.

     The number of shares of Common Stock issuable under a Performance Distributor Warrant will equal (i) the product of the number of FTE Subscribers to be added as a result of such written commitment multiplied by .80, divided by
(ii) the present value of such Performance Distributor Warrant on the date of execution of such written commitment determined using the Black-Scholes pricing model, using reasonably and customary assumptions taking into account the market price of the Common Stock at the time of issuance, the term of the Performance Distributor Warrant and a measurement of expected volatility that is reasonable under the circumstances, multiplied by (iii) the quotient, expressed as a decimal, of the number of years in the term of such written commitment divided by 10, but not to exceed 1.0.

     Obligations of the Company. The Distribution Agreement provides that, during the Term, the Company will (i) produce "home shopping," or consumer sales transaction-related, programming for inclusion in VVTV, at least as high in quality as that presented on VVTV as of the date the Distribution Agreement was signed, sufficient to run VVTV on a full-time basis and sufficient to meet the standards of content and quality set forth in all agreements for carriage of VVTV in effect at any time during the Term, (ii) at all times during the Term retain a sufficient number of employees on the Company's payroll to monitor and maintain accurate records with respect to and ensure timely payment by the Company of fees payable to Distributors for carriage of VVTV and (iii) comply in all material respects with the standards and practices of NBC applicable to programming and advertising for telecast by NBC (the "NBC Standards") and with all truth-in-advertising, consumer credit, consumer product safety and other laws, rules, regulations and orders applicable to the Company or to the advertising and sale of products in home shopping television transactions, except for such failures to comply which will not, either individually or in aggregate, have a material adverse effect on the business or results of operations of the Company.

     Termination Rights.

     Company Right to Terminate. The Company will have the right to terminate the Distribution Agreement at any time during the 90 day period immediately following the twenty-fourth, thirty-sixth and forty-second full calendar month anniversary of the Commencement Date, in each case if certain performance targets are not met by NBC thereunder. If terminated by the Company in such circumstances, the unvested portion of the Distributor Warrant will expire. In addition, the Company will be entitled to a $2.5 million payment from NBC if the Company terminates the Distribution Agreement as a result of NBC's failure to meet the 24 month performance target.

     The right of the Company to terminate the Distribution Agreement as a result of NBC's failure to achieve any of the performance targets will terminate and be of no further force or effect at such time that NBC reaches the Aggregate Performance Target.

     NBC Right to Terminate. NBC will have the right to terminate the Distribution Agreement under certain circumstances, including, but not limited to, (i) in the event that the closing of the sale of the Preferred Stock (other than the 1,600,000 shares subject to shareholder approval) and the Investment Warrant has not occurred on or prior to August 31, 1999; provided however, that to the extent the Company and NBC agree to extend the termination date of the Investment Agreement (the "Termination Date"), such date will be extended to be concurrent with the Termination Date; (ii) in the event that Shareholder Approval is not obtained on or prior to August 31, 1999; (iii) if, prior to the Shareholder Vote, the Company or the Board receives notice of a Material Transaction, Takeover Transaction or a Third Party Tender Offer (as such terms are defined in the Shareholder Agreement); (iv) in the event that (x) NBC declines to give its consent to a Restricted Promotional Transaction, (y) the Company enters into a Restricted Promotional Transaction at any time after the first anniversary of the date of the Distribution Agreement, or (z) the Company enters into a transaction which will result in a "change in control"; or (v) in the reasonable judgment of NBC, there has occurred a diminution in the quality of VVTV programming sufficient to have an adverse effect on NBC's ability to distribute VVTV or the Company fails to comply with the NBC Standards.

     Mutual Rights to Terminate. The Company or NBC will have the right to terminate the Distribution Agreement under certain circumstances, including, (i) if the Company or NBC fails to pay any amount payable to the other under the terms of the Distribution Agreement within 30 days of receipt by the other party of written notice of such failure; (ii) in the event the Company or NBC materially breaches any representation, warranty or covenant under the Distribution Agreement and such breach remains uncured for a period of 30 days following; (iii) in the event either party commences a voluntary case or proceeding, consents to the entry of an order for relief against it for relief in an involuntary case or proceeding or consents to the appointment of a custodian for it or for all or substantially all of its property, makes a general assignment for the benefit of creditors or admits in writing its inability to pay debts generally as they become due; or (iv) in the event a court enters an order or decree (which remains unstayed and in effect for at least 60 days) under any bankruptcy law for all or substantially all of the assets or order the liquidation of the assets of the Company or NBC.

     The Distribution Agreement contains customary representations and warranties from each of the Company and NBC and customary indemnification provisions relating to the rights of the parties in the event of a breach of such representations and warranties by either the Company or NBC.

PERFORMANCE DISTRIBUTOR WARRANTS

     The terms and conditions of the Performance Distributor Warrants will be substantially similar to the terms and conditions of the Investment Warrant, except that the Performance Distributor Warrants will contain anti-dilution provisions substantially similar to those applicable to the Preferred Stock as set forth in the Certificate. See "Proposal 2: Approval of the Issuance of Shares of Common Stock Pursuant to the Investment Warrant" and "Proposal 1:
Approval of Issuance of 1,600,000 shares of Preferred Stock -- Certificate of Designation."

          THE BOARD OF DIRECTORS BELIEVES PROPOSAL 3 TO BE IN THE BEST
      INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE
         "FOR" APPROVAL OF PROPOSAL 3 AND EACH OF THE OTHER PROPOSALS.

                                   PROPOSAL 4
                      PROPOSAL TO APPROVE AMENDMENT NO. 6
             TO THE SECOND AMENDED VALUEVISION INTERNATIONAL, INC.
                             1990 STOCK OPTION PLAN
                   TO INCREASE THE NUMBER OF SHARES ISSUABLE
                  UNDER SUCH PLAN FROM 2,150,000 TO 3,250,000

     On June 5, 1990, the Company's shareholders and the Board unanimously approved the Second Amended ValueVision International, Inc. 1990 Stock Option Plan (as amended from time to time, the "Stock Option Plan"). The Stock Option Plan has been subsequently amended from time to time to, among other things, increase the number of shares issuable thereunder. The aggregate number of shares that may be currently awarded under the Stock Option Plan cannot exceed 2,150,000 of Common Stock. Due to the Company's continued growth and expansion over the past few years and its need to attract, retain and reward its key employees, the number of shares issuable pursuant to options granted under the Stock Option Plan have substantially reached the 2,150,000 share limit. The Board believes that it is in the best interests of the Company and its shareholders to amend the Stock Option Plan to increase the number of shares that may be issued thereunder to 3,250,000 shares. The Board believes such increase will strengthen the Company's ability to attract, retain and motivate employees by providing a means to encourage stock ownership and a proprietary interest in the Company to valued employees whose judgment, initiative and efforts are necessary to the continued financial success and growth of the Company's business. The proposed Amendment No. 6 and a complete text of the Stock Option Plan are attached as Annex G and Annex H, respectively, to this Proxy Statement. The brief summary of the Stock Option Plan which follows is qualified in its entirety by reference to the complete text. Capitalized terms used in this summary without definition shall have the meanings ascribed to them in the Stock Option Plan.

GENERAL

     The purpose of the Stock Option Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate employees of the Company.

     The Stock Option Plan provides that a committee comprised of at least two "disinterested" members of the Board may grant stock options to employees. Currently, the Stock Option Plan is administered by the Compensation Committee of the Board (the "Committee") comprised of Messrs. Geller and Tosetti. In general, a director is "disinterested" if he or she has not received Incentives under the Stock Option Plan, or under another plan of the company for at least one year. Incentive stock options may be granted only to key management employees of the Company (including officers, but excluding directors) selected from time to time by the Committee. Approximately 75 of the Company's employees are considered key management employees who are eligible to receive options under the Stock Option Plan.

     Currently, the number of shares of Common Stock which may be issued under the Stock Option Plan may not exceed 2,150,000, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. The amendment presently before the shareholders, if approved, will increase the number of shares of Common Stock issuable under the Stock Option Plan to an aggregate of 3,250,000, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This increase represents
approximately [       ]% of the outstanding Common Stock on the Record Date. On
the Record Date, the last sale price of the Common Stock as reported by Nasdaq
was $[       ] per share. As of Record Date, the market value of the additional
[       ] shares issuable under the Stock Option Plan, if the proposed Amendment
No. 6 is approved by the shareholders, was $[       ].

STOCK OPTIONS

     Under the Stock Option Plan, the Committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of Common Stock from the Company. The Stock Option Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the Common Stock subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control.

     In the event that an optionee ceases to be an employee of the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall be exercisable or shall expire at the time or times established by the Committee.

NON-TRANSFERABILITY OF INCENTIVES

     No stock option will be transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, a stock option may be exercised only by the employee or by his or her guardian or legal representative.

AMENDMENT OF THE STOCK OPTION PLAN

     The Board may amend or discontinue the Stock Option Plan at any time. However, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, no such amendment or discontinuance may, without shareholder approval, (a) adversely affect, without the consent of the recipient thereof, an Incentive previously granted, (b) increase the maximum number of Shares which may be issued under the Plan, (c) decrease the minimum stock option price under the Plan, (d) materially change the eligibility requirements to participate in the Plan, or (e) materially increase the benefits accruing to participants.

FEDERAL INCOME TAX CONSEQUENCES

     When a non-qualified stock option granted pursuant to the Stock Option Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregate purchase price of the Common Stock as to which the option is exercised and the aggregate fair market value of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

     Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then (i) no income will be recognized to the optionee upon the exercise of the option;
(ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the individual's alternative minimum tax calculation. In addition, incentive stock options exercised more than three months after any termination of employment, other than for disability, are treated as non-qualified options.

     The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income.

     If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

     Under existing Federal income tax provisions, an employee who receives stock under the Plan which is subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes in the year such stock is received. Such employee will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the Common Stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. An employee may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the Common Stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. The Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.

     THE BOARD OF DIRECTORS BELIEVES PROPOSAL 4 TO BE IN THE BEST INTERESTS
        OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR"
            APPROVAL OF PROPOSAL 4 AND EACH OF THE OTHER PROPOSALS.

                                   PROPOSAL 5

                             ELECTION OF DIRECTORS

     Four directors will be elected at the Meeting, each director to hold office until the next Meeting of shareholders and until his or her successor is elected and shall have qualified, or his or her earlier resignation or removal. The Investor, as the sole holder of the Preferred Stock, is entitled to a separate class vote for the election of the Investor Designees. Accordingly, these directors will not be subject to election by the holders of the Common Stock. All of the persons listed below have consented to serve as a director, if elected.

     The following table sets forth information concerning the persons who are nominated for election to the Board and the persons who are expected to be elected as members of the Board by the holders of the Preferred Stock.

                                                    DIRECTOR
                  NAME                      AGE      SINCE      POSITIONS CURRENTLY HELD WITH THE COMPANY
                  ----                      ---     --------    -----------------------------------------
Gene McCaffery(1).......................     51       1998      Chairman of the Board, Chief Executive
                                                                  Officer and President
Marshall S. Geller......................     60       1993      Director
Robert J. Korkowski.....................     58       1993      Director
Paul D. Tosetti.........................     44       1996      Director
Stuart Goldfarb(2)......................     44       1999      Investor Designee
Jeffery H. Coats(2).....................     41       1999      Investor Designee

-------------------------
(1) Mr. McCaffery replaced Robert L. Johander as Chief Executive Officer on June 2, 1998 and as Chairman of the Board on February 2, 1999.

(2) Messrs. Goldfarb and Coats are expected to be elected to the Board by the Investor in connection with the Transaction and are not standing for election at the Meeting.

BIOGRAPHICAL INFORMATION

GENE MCCAFFERY

     Gene McCaffery joined the Company in March 1998, was named Chief Executive Officer in June 1998 and President and Chairman of the Board in February 1999. Mr. McCaffery spent 14 years at Montgomery Ward & Co., Incorporated, most recently through 1995 as Senior Executive Vice President of Merchandising Marketing; Strategic Planning and Credit Services. During this period, Mr. McCaffery also served as Vice Chairman of Signature Group. From March 1996 to March 1998, Mr. McCaffery served as Chief Executive Officer and managing partner of Marketing Advocates, a celebrity-driven product and service development company based in Los Angeles, California and Chicago, Illinois. He also served as Vice-Chairman of the Board of ValueVision from August 1995 to March 1996. Mr. McCaffery served as an infantry officer in Vietnam and was appointed as Civilian Aid to the Secretary of the Army by President George Bush in 1991.

MARSHALL S. GELLER

     Mr. Geller has been a director of the Company since May 1993 and Vice Chairman of the Board since August 1994. Mr. Geller is currently the Chairman, CEO, and Founding Partner of Geller & Friend Capital Partners, Inc., which was formed in November 1995. From 1991 to October 1995, Mr. Geller was the Senior Managing Partner and founder of Golenberg and Geller, Inc., a merchant banking investment company. From 1988 to 1990, he was Vice-Chairman of Gruntal & Company, a New York Stock Exchange investment banking firm. Prior to 1988, Mr. Geller spent 21 years with Bear Stearns & Co., an investment banking firm, where he was the Managing Partner in charge of all areas of Corporate Finance, Public Finance, Institutional Equities & Debt for Bear Stearns' offices in Los Angeles, San Francisco, Chicago and Hong Kong. Mr. Geller was Interim President and Chief Operating Officer of Players International, Inc., and now serves on their Board and is Chairman of their Investment Committee. Mr. Geller also serves on the Boards of the following companies: Ballantyne of Omaha, Inc., iMALL, Inc., Cabletel Communications Corporation, Strouds, Inc. and Hexcel Corporation.

ROBERT J. KORKOWSKI

     Mr. Korkowski has been a director of the Company since May 1993. From 1989 to 1996, Mr. Korkowski was the Senior Vice President of Finance and a Director of Opus Corporation, a privately held real estate developer and construction company. From 1986 to 1989 Mr. Korkowski was the Vice President and Chief Financial Officer of National Computer Systems, Inc., a publicly-held information system company based in Minneapolis. From 1974 to 1986, Mr. Korkowski was Executive Vice President and Chief Financial Officer of G. Heileman Brewing Company.

PAUL D. TOSETTI

     Mr. Tosetti has been a director of the Company since August 1996 and is a partner in the Los Angeles office of the law firm of Latham & Watkins, a position he has held since 1989. Mr. Tosetti has been associated with Latham & Watkins since 1982, and is Chairman of that firm's Mergers and Acquisitions group and a member of its Corporate Department. His principal areas of practice specialization are mergers and acquisitions and corporate finance.

STUART GOLDFARB

     Stuart Goldfarb is the Executive Vice President, Worldwide Business Development for NBC where he is responsible for coordinating all of NBC's business development activities, exclusive of interactive development. Mr. Goldfarb has been associated with NBC since 1995. From 1993 to 1995 Mr. Goldfarb was Managing Director of Communications Equity Associates, a media investment banking firm. From 1988 to 1992, Mr. Goldfarb was President of Heartland Ventures, Inc., a media consulting and investment firm. Mr. Goldfarb also serves on the Board of Directors of the National Geographic Channels.

JEFFREY H. COATS

     Jeffrey H. Coats is a Managing Director for GE Equity where he is responsible for GE Equity's Consumer Group which focuses on strategic and financial investments in E-Commerce/Internet, media/ entertainment, retail, consumer services and consumer product companies. Mr. Coats has been associated with GE Equity since 1996 and from 1987 to 1993. From 1993 to 1996, Mr. Coats was a partner and managing director of Veritas Capital, a merchant banking firm and a partner and president of Maverick Capital Equity Partners, an investment firm. Mr. Coats also serves on the Board of Directors of the following companies: autobytel.com, Inc., Consumer Financial Network, The Museum Company, Wink Communications and Krause's Furniture, Inc.

     All shares represented by proxies will be voted FOR the election of the foregoing nominees (other than the Investor Designees) unless a contrary choice is specified. If one or more of these nominees become unable or unwilling to serve at the time of the Meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominees designated by the Board or, if none, the size of the Board will be reduced accordingly. The Board does not anticipate that any nominee will be unavailable or unable to serve.

BOARD AND COMMITTEE MEETINGS

     The Board held 16 meetings during fiscal 1999.

     The Company's audit committee consisted of Messrs. Korkowski and Tosetti in fiscal 1999. The audit committee held two meetings during fiscal 1999. The audit committee recommends to the Board the engagement of the independent accountants, reviews the audit plan and results of the audit engagement, reviews the independence of the auditors, and reviews the adequacy of the Company's system of internal accounting controls.

     The Company's executive committee consisted of Messrs. Johander, Geller and Korkowski in fiscal 1999, but did not formally meet in fiscal 1999. The executive committee reviews and recommends to the Board strategic alternatives for the Company.

     The Company's compensation committee, which consisted of Messrs. Geller and Tosetti in fiscal 1999, held one meeting in fiscal 1999. The compensation committee reviews the Company's remuneration policies and practices, makes recommendations to the Board in connection with the compensation matters concerning the Company.

DIRECTOR COMPENSATION

     For the fiscal year ended January 31, 1999, the Company paid its non-employee directors, Messrs. Geller, Korkowski and Tosetti, an annual retainer of $125,000, $30,000 and $20,000, respectively (paid quarterly on a pro rata basis), plus $1,000 for each Board and committee meeting attended and $750 for each Board and committee meeting in which such director participated by telephone. The Company also reimburses directors for costs and expenses in connection with their attendance at Board and committee meetings. The Investor Designees will not be entitled to any fees (but will be entitled to reimbursement of costs and expenses) in connection with their services as members of the Board. During fiscal 1999, no options to purchase shares of Common Stock were granted to non-employee directors.

          THE BOARD OF DIRECTORS BELIEVES PROPOSAL 5 TO BE IN THE BEST
      INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE
         "FOR" APPROVAL OF PROPOSAL 5 AND EACH OF THE OTHER PROPOSALS.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain summary information with respect to compensation earned during the fiscal years ended January 31, 1999, 1998, 1997, for the Company's (i) current and former Chief Executive Officer, (ii) each of the Company's four other most highly compensated executive officers who were serving as executive officers on January 31, 1999 and (iii) one former executive officer whose salary and bonus exceeded $100,000 during the fiscal year ended January 31, 1999:

                           SUMMARY COMPENSATION TABLE

                                                                                                        LONG-TERM
                                                                                                       COMPENSATION
                                                                                                       ------------
                                                                                                          AWARDS
                                                               ANNUAL COMPENSATION                     ------------
                                               ----------------------------------------------------     SECURITIES
                                                                                     OTHER ANNUAL       UNDERLYING
        NAME AND PRINCIPAL POSITION            FISCAL YEAR    SALARY      BONUS     COMPENSATION(1)    OPTIONS/SARS
        ---------------------------            -----------    ------      -----     ---------------    ------------
                                                   ($)          ($)        ($)            ($)              (#)
Gene McCaffery(2)..........................       1999        413,462    130,000         5,225           800,000
  Chairman of the Board,                          1998             --         --            --                --
  Chief Executive Officer and President           1997             --         --            --                --
Robert L. Johander(3)......................       1999        350,000         --         6,000                --
                                                  1998        293,750         --         6,000                --
                                                  1997        237,500         --         6,000                --
Nicholas M. Jaksich(4).....................       1999        350,000         --         6,000                --
                                                  1998        293,750         --         6,000                --
                                                  1997        237,500         --         6,000                --
Stuart R. Romenesko........................       1999        200,712     52,500         5,400            75,000
  Senior Vice President Finance,                  1998        167,212     32,500         5,400            50,000
  Chief Financial Officer, Treasurer              1997        123,654     30,000         5,400            10,000
  and Assistant Secretary
Cary Deacon(5).............................       1999        109,615         --            --           100,000
  Senior Vice President Marketing and             1998             --         --            --                --
  Business Development                            1997             --         --            --                --
David T. Quinby............................       1999        165,712         --         5,400            75,000
  Vice President, General Counsel and             1998        140,000     50,000         5,400            50,000
  Secretary                                       1997             --         --            --                --
Gregory Lerman(6)..........................       1999        220,000     20,000         5,400                --
  Executive Vice President, General Manager       1998          7,308         --            --           100,000
  ValueVision Television                          1997             --         --            --                --

-------------------------
(1) Automobile allowance.

(2) Mr. McCaffery was named Chief Executive Officer on June 2, 1998 and named Chairman of the Board and President on February 2, 1999.

(3) Mr. Johander resigned from his position as Chief Executive Officer on June 2, 1998 and resigned as Chairman of the Board on February 2, 1999.

(4) Mr. Jaksich resigned from his position as Chief Operating Officer, President and Director on February 2, 1999.

(5) Mr. Deacon commenced employment with the Company on August 18, 1998.

(6) Mr. Lerman terminated his employment with the Company on January 27, 1999.

OPTION GRANTS DURING FISCAL YEAR ENDED JANUARY 31, 1999

     The following table sets forth information with respect to options to purchase shares of the Common Stock granted during the fiscal year ended January 31, 1999 to each of the executive officers in the Summary Compensation Table above. No stock appreciation rights ("SARs") were granted to any of the persons listed on the table below during fiscal 1999.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

                                                                                                           POTENTIAL
                                                                                                       REALIZABLE VALUE
                                                                                                       AT ASSUMED ANNUAL
                                     NUMBER OF     PERCENT OF TOTAL                                     RATES OF STOCK
                                     SECURITIES      OPTIONS/SARS                                     PRICE APPRECIATION
                                     UNDERLYING       GRANTED TO      EXERCISE OR                    FOR OPTION TERM($)(4)
                           FISCAL   OPTIONS/SARS     EMPLOYEES IN      BASE PRICE    EXPIRATION      ---------------------
          NAME              YEAR    GRANTED (#)     FISCAL YEAR(1)    ($/SH)(2)(3)   DATE(2)(3)        5%($)      10%($)
          ----             ------   ------------   ----------------   ------------   ----------        -----      ------
Gene McCaffery...........   1999      800,000            55.2%            3.38         3/30/03(3)    1,698,015   4,303,105
                                                                                       3/30/08(3)
Robert L. Johander.......   1999           --             0.0%              --              --              --          --
Nicholas M. Jaksich......   1999           --             0.0%              --              --              --          --
Stuart R. Romenesko......   1999       75,000             5.2%            3.50          5/1/06(2)      125,332     300,192
Cary Deacon..............   1999      100,000             6.9%            4.25        11/20/06(2)      202,919     486,025
David T. Quinby..........   1999       75,000             5.2%            3.50          5/1/06(2)      125,332     300,192
Gregory Lerman...........   1999           --             0.0%              --              --              --          --

-------------------------
(1) Percentage calculations in this column are based solely on the number of options granted to employees of the Company and do not take into account options granted to non-employee consultants or directors of the Company.

(2) Options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant and vest one-third at the time of issuance and one-third on each of the next two grant date anniversaries. Such options will expire five years after vesting.

(3) Options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant. One-half of such options will expire five years after vesting and one-half will expire ten years after vesting.

(4) The amounts shown in these columns are the result of calculations at assumed annual rates required by the Securities and Exchange Commission ("SEC") and are not intended to forecast possible future appreciation, if any, of the price of the Common Stock. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE

     The following table sets forth information as of January 31, 1999 with respect to the unexercised options held by each of the executive officers named in the Summary Compensation Table above. None of such persons exercised any options during fiscal 1999, except for Mr. Lerman who exercised options to acquire 44,286 shares of Common Stock on January 28, 1999.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                       NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED                IN-THE-MONEY
                                                           OPTIONS/SARS                     OPTIONS/SAR
                                                      AT JANUARY 31, 1999 (#)         AT JANUARY 31, 1999 ($)
                                          FISCAL    ---------------------------    ------------------------------
                 NAME                      YEAR     (EXERCISABLE/UNEXERCISABLE)    (EXERCISABLE/UNEXERCISABLE)(1)
                 ----                     ------    ---------------------------    ------------------------------
Gene McCaffery........................     1999           518,889/281,111               3,048,473/1,651,527
Robert L. Johander....................     1999                 600,000/0                         225,000/0
Nicholas M. Jaksich...................     1999                 600,000/0                         225,000/0
Stuart R. Romenesko...................     1999            99,000/106,000                   474,938/568,500
Cary Deacon...........................     1999             33,333/66,667                   166,665/333,335
David T. Quinby.......................     1999             35,000/90,000                   190,000/472,500
Gregory Lerman........................     1999                        --(2)                             --(2)

-------------------------
(1) The dollar amount represents the positive spread between the exercise price of the options and the closing price per share of the Common Stock on the Nasdaq National Market of $9.25 on January 29, 1999.

(2) Mr. Lerman exercised options to acquire 44,286 shares of Common Stock on January 28, 1999. Mr. Lerman resigned effective January 27, 1999 and had no other unexercised stock options available for exercise.

EMPLOYMENT AGREEMENTS

Gene McCaffery

     Effective March 30, 1998, the Company entered into a three year employment agreement with Gene McCaffery (the "McCaffery Employment Agreement"). Pursuant to the McCaffery Employment Agreement, Mr. McCaffery serves as the Chief Executive Officer of the Company and will receive a base salary of $500,000 during the first year, $525,000 during the second year and $550,000 during the third year of the term of his agreement. The McCaffery Employment Agreement also provides for bonus salary of up to 100% of the base salary, which may be earned only upon the Company meeting certain operating income, revenue and stock performance criteria. In addition, pursuant to the McCaffery Employment Agreement, Mr. McCaffery was issued stock options to acquire 800,000 shares of Common Stock, with an exercise price equal to $3.375 per share, the last trading price of the Common Stock on March 30, 1998. Of such options, 200,000 vest monthly on a pro rata basis over the term of the McCaffery Employment Agreement and 600,000 have vested because the average closing price of the Common Stock has exceeded certain specified thresholds.

     The McCaffery Employment Agreement generally provides for a one year non-compete. In addition, in the event of a change of control (as defined in the McCaffery Employment Agreement), Mr. McCaffery's employment can be terminated by the Company or Mr. McCaffery in certain circumstances. In the event of such a termination, Mr. McCaffery would be entitled to receive the base salary and bonus salary remaining to be paid through the end of the term of the McCaffery Employment Agreement, together with accrued benefits. See "Certain Relationships and Related Transactions" for a discussion of the impact of the Transaction under the McCaffery Employment Agreement.

Robert L. Johander and Nicholas M. Jaksich

     The Company entered into employment agreements with each of Robert L. Johander and Nicholas M. Jaksich which expired on January 31, 1999. Effective January 31, 1998, the annual base salary for each of Messrs. Johander and Jaksich was $350,000. Messrs. Johander and Jaksich have agreed not to compete in the television home shopping business or in any other business in which the Company engaged during the six months prior to their termination, for the period ending on February 2, 2000.

     In September 1993 and in connection with entering into employment agreements with Messrs. Johander and Jaksich, the Company granted to each of Messrs. Johander and Jaksich options to purchase 500,000 shares of Common Stock at an exercise price of $15.00 per share (in excess of the then fair market value) exercisable until January 31, 2002 and 500,000 shares of Common Stock at an exercise price of $25.00 per share (in excess of the then fair market value) exercisable until January 31, 2005. In August 1995, pursuant to an independent compensation study, the Compensation Committee (as defined below), consisting of non-employee directors, recommended and with the approval of the Board, approved and repriced the exercise price of the granted options with original exercise prices of $15.00 and $25.00 per share to $8.50 and $10.50 per share (in excess of the then fair market value), respectively. In addition, the number of shares available per each respective grant was reduced from 500,000 to 375,000 options. The Board repriced the exercise price of the options granted because the Board believed that, due to the decline in the Company's stock price since the grant of the options, the options did not provide sufficient long-term stock based incentive and such incentive would be provided by the repricings. The Board believes that the option grants with deferred vesting to executive officers are important in retaining executive officers and providing them with incentives consistent with the shareholders' objectives for appreciation in the value of the Company's stock. At the time Messrs. Johander and Jaksich resigned, they were each vested in an aggregate of 600,000 options. (300,000 each with a per share exercise price of $8.50 and 300,000 each with a per share exercise price of $10.50). No further option vesting will occur.

Stuart R. Romenesko

     On May 1, 1998, the Company entered into a two year employment agreement with Stuart R. Romenesko (the "Romenesko Employment Agreement") pursuant to which he will serve as the Company's Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary. Pursuant to the Romenesko Employment Agreement, the Company has agreed to pay Mr. Romenesko $210,000 annually, reimburse Mr. Romenesko for reasonable and necessary business expenses, pay Mr. Romenesko a monthly car allowance of $450 and has granted Mr. Romenesko options to purchase 75,000 shares of the Common Stock with a per share exercise price equal to $3.50, the last trading price of the Common Stock on May 1, 1998. The options vest as follows: one-third upon grant and one-third upon each anniversary of the grant date. Mr. Romenesko is also eligible to receive bonuses in each fiscal year up to $150,000 based upon the Company's achievement of certain performance milestones. Mr. Romenesko was paid a $52,500 bonus in fiscal 1999. Pursuant to the Romenesko Employment Agreement, Mr. Romenesko has agreed not to compete with the Company in the television home shopping and direct marketing businesses for a period of six months following termination of his employment by the Company.

Cary Deacon

     On December 30, 1998, the Company entered into a two and one-fourth year employment agreement with Cary Deacon (the "Deacon Employment Agreement") pursuant to which he will serve as the Company's Senior Vice President of Marketing and Business Development. Pursuant to the Deacon Employment Agreement, the Company has agreed to pay Mr. Deacon $225,000 annually, reimburse Mr. Deacon for reasonable and necessary business expenses, pay Mr. Deacon a monthly car allowance of $450 and has granted Mr. Deacon options to purchase 100,000 shares of Common Stock with a per share exercise price equal to $4.25, the last trading price per share of the Common Stock on December 30, 1998. The options vest as follows: one-third upon grant and one-third upon each anniversary of the grant date. Mr. Deacon is also eligible to receive bonuses in each fiscal year up to $150,000 based upon the achievement by the Company of certain performance milestones. Pursuant to the Deacon Employment Agreement, Mr. Deacon has agreed not to compete with the Company in the television home shopping and direct marketing businesses for a period of six months following termination of his employment by the Company.

David T. Quinby

     On May 1, 1998, the Company entered into a two year employment agreement with David T. Quinby (the "Quinby Employment Agreement") pursuant to which he will serve as the Company's Vice President, General Counsel and Secretary. Pursuant to the Quinby Employment Agreement, the Company has agreed to pay Mr. Quinby $175,000 annually, reimburse Mr. Quinby for reasonable and necessary business expenses, pay Mr. Quinby a monthly car allowance of $450 and has granted Mr. Quinby options to purchase 75,000 shares of Common Stock with a per share exercise price equal to $3.50, the last trading price of the Common Stock on May 1, 1998. The options vest as follows: one-third upon grant and one-third upon each anniversary of the grant date. Mr. Quinby is also eligible to receive discretionary bonuses in each fiscal year. Pursuant to the Quinby Employment Agreement, Mr. Quinby has agreed not to compete with the Company in the television home shopping and direct marketing businesses for a period of six months following termination of his employment by the Company.

Gregory Lerman

     On January 12, 1998, the Company entered into an employment agreement with Gregory Lerman (the "Lerman Employment Agreement") pursuant to which he served as the Company's Executive Vice President of Merchandising. Mr. Lerman resigned his employment with the Company on January 27, 1999. Pursuant to the Lerman Employment Agreement, the Company paid Mr. Lerman $250,000 annually, reimbursed Mr. Lerman for reasonable and necessary business expenses, paid Mr. Lerman a monthly car allowance of $450 and granted Mr. Lerman options to purchase 100,000 shares of Common Stock with an exercise price equal to $3.625, the last trading price of the Common Stock on January 12, 1998. Of these options, 44,286 were vested at the time of Mr. Lerman's resignation. Mr. Lerman also received a $20,000 bonus in fiscal 1999. Pursuant to the Lerman Employment Agreement, Mr. Lerman has agreed not to compete with the Company in the television home shopping and direct marketing business for a period ending on July 27, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1999, the Compensation Committee of the Board (the "Compensation Committee") consisted of two nonemployee directors, Paul D. Tosetti and Marshall S. Geller. Mr. Tosetti is a partner at Latham & Watkins, a law firm that provides legal services to the Company.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives generally have been made by the Compensation Committee. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Pursuant to rules designed to enhance disclosure of the Company's policies toward executive compensation, set forth below is a report prepared by the Compensation Committee addressing the compensation policies for the Company and its subsidiaries for the year ended January 31, 1999 as they affected the Company's executive officers.

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual objectives and long-term goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Executive compensation is set at levels that the Compensation Committee believes to be consistent with others in the Company's industry.

     The four elements in the Company's executive compensation program, all determined by individual and corporate performance, are base salary compensation, annual incentive compensation, stock options and miscellaneous benefits and perquisites (consisting primarily of a car allowance and customary life and health benefits). Total compensation opportunities are generally competitive with those offered by employers of comparable size, growth and profitability in the Company's industry.

     Base salary compensation is determined by the potential impact the individual has on the Company, the skills and experiences required by the job, and the performance and potential of the incumbent in the job. Annual incentive compensation for executives of the Company is based primarily on corporate operating results and revenue growth and the Company's positioning for future results, but also includes an overall assessment of executive management's performance, as well as market conditions. Awards of stock grants under the Stock Option Plan and the 1994 Executive Plan are designed to promote the identity of long-term interests between the Company's executives and its shareholders and assist in the retention of executives. The Stock Option Plan also permits the granting of stock options to key personnel. Options become exercisable based upon criteria established by the Company. During the fiscal year ended January 31, 1999, stock options to acquire 800,000 shares of Common Stock were granted to Mr. McCaffery, stock options to acquire 100,000 shares of Common Stock were granted to Mr. Deacon and stock options to acquire 75,000 shares of Common Stock were granted to each of Messrs. Romenesko and Quinby. Messrs. McCaffery, Deacon, Romenesko and Quinby were the only named executive officers to receive any stock options during fiscal 1999.

     The Compensation Committee surveys employee stock option programs of companies with similar capitalization to the Company prior to recommending the grant of options to executives. While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Common Stock at any particular point in time, the decision as to whether such value will be realized in any particular year is determined by each individual executive and not by the Compensation Committee. Accordingly, when the Committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year. The Board believes that the option grants with deferred vesting to executive officers are important in retaining executive officers and providing them with incentives consistent with the shareholders' objections for appreciation in the value of the Common Stock.

     The Compensation Committee established a compensation structure and entered into the McCaffery Employment Agreement that provided for a base and bonus salary and the granting of stock options. The contract provided for (i) a base salary of $500,000 for the year ended January 31, 1999; (ii) a bonus up to 100% of the base salary of which 25% was earned in fiscal 1999 and (iii) the granting of 800,000 stock options, of which 518,889 options were vested as of January 31, 1999. The Compensation Committee believes that the continued growth, expansion and profitability of the Company during fiscal 1999 and the successful negotiation of a transaction with Investor and NBC was due in large part to Mr. McCaffery's efforts.

     During 1993, the Internal Revenue Code of 1986 was amended to include
Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to any "covered employee" (which is defined as the Chief Executive Officer and the Company's other four most highly compensated officers, as of the end of a taxable year) to the extent that the compensation exceeds $1,000,000 in any taxable year of the corporation beginning after 1993. Compensation which constitutes "performance based compensation" is excludable in applying the $1,000,000 limit. It is the Company's policy to qualify compensation paid to its top executives for deductibility under Section 162(m) in order to maximize the Company's income tax deductions wherever, in the judgment of the Compensation Committee, to do so would be consistent with the objectives of the Company's compensation policies.

                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          MARSHALL S. GELLER
                                          PAUL D. TOSETTI

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

THE TRANSACTION

     Change of Control Agreement

     The McCaffery Employment Agreement contains change of control payment provisions which could be triggered if Mr. McCaffery is terminated after the consummation of the Transaction. Under the agreement, in the event of a termination of employment not for "cause" or Mr. McCaffery's resignation following a "change of control" (as defined therein), the Company must immediately pay to Mr. McCaffery his base salary and bonus salary payable through the end of the term of the agreement in addition to any outstanding incentive compensation to which he would otherwise be entitled in the absence of such termination or resignation, and to the continuation of certain employee benefits to which he would otherwise be entitled for an additional year. The "change of control" provisions also provide for a two year period in which Mr. McCaffery may exercise any outstanding options to purchase Common Stock. For purposes of his agreement, a "change of control" will occur by reason of the consummation of the Transaction. Mr. McCaffery has agreed to waive his right to terminate his employment agreement (and receive his severance payments thereunder) as a result of the consummation of the Transaction, until such time that the combined aggregate ownership interest of the Investor and NBC exceeds 20% of the total issued and outstanding voting securities of the Company, or at such time as the Investor and NBC, in the aggregate, cease to own or have the right to acquire an aggregate number of shares of Common Stock equal to at least 50% of the number of shares of Common Stock which they will own and have the right to acquire following the Meeting.

     Accelerated Vesting of Stock Options

     As a result of the consummation of the Transaction, substantially all unvested outstanding options to purchase Common Stock held by the Company's directors, officers and employees will vest and become fully exercisable. As of the Record Date, officers, directors and employees collectively hold unvested
options to acquire an aggregate of [     ] shares which will vest as a result of
the consummation of the Transaction. As of the Record Date, the closing market
price of the Common Stock was $[     ] per share and the weighted average
exercise prices of the unvested portion of such stock options was $[          ]
on that date.

     Effective Voting Control by the Investor

     The Preferred Stock, Investment Warrant, Distributor Warrant and Performance Distributor Warrants will allow the Investor and NBC to purchase a substantial number of shares of Common Stock which will allow them to exert substantial influence over the election of directors and the management and affairs of the Company. Accordingly, the Investor and NBC may have sufficient voting power to determine the outcome of various matters submitted to the shareholders for approval, including mergers, consolidations and the sale of all or substantially all of the Company's assets. Such control may result in decisions that are not in the best interests of the Company or its shareholders.

RIGHTS AGREEMENT AND PREFERRED SHARE PURCHASE RIGHTS

     In connection with the Transaction and subject to the terms of the Investment Agreement and Shareholder Agreement, the Board is considering adopting a shareholder rights plan. Under such plan, the Company would cause to be issued, with each share of Common Stock outstanding on the date of such issuance, one preferred share purchase right (the "Rights"). The Rights would be governed by a rights agreement (the "Rights Agreement") to be entered into between the Company and an independent third party acting as rights agent. If adopted, the Company expects that the Rights Agreement would have the following material terms.

     Generally, the Rights would become exercisable ten days after a person or group (excluding the Investor and NBC and their affiliates (collectively, the "Exempted Persons")), subject to certain exceptions, acquires a specified percentage or more of the issued and outstanding shares of Common Stock or announces a tender offer, the consummation of which would result in ownership by such a person or group (excluding the Exempted Persons) of a specified percentage or more of the issued and outstanding shares of Common Stock. Each Right would entitle the holder, until the tenth anniversary of the Rights Agreement, to buy one one-hundredth of a share of ValueVision Junior Preferred Stock, at an exercise price to be determined by the Board prior to the time the Company enters into the Rights Agreement.

     If a person or group (excluding the Exempted Persons), subject to certain exceptions, acquires a specified percentage or more of the issued and outstanding shares of Common Stock or if the Company is the surviving corporation in a merger or other business combination, each Right would entitle its holder (other than such person or members of such group) to purchase, at the Right's then current exercise price, shares of Common Stock having a market value of twice the Right's exercise price. If the Company is not the surviving corporation in a merger or other business combination, each Right would entitle its holder to purchase, at the Right's then current exercise price, a number of the acquiring company's common shares having a then current market value of twice the Rights' exercise price.

     Following the acquisition by a person or group (excluding the Exempted Persons) of beneficial ownership of a specified percentage or more of the issued and outstanding shares of Common Stock, the Board could exchange the Rights (other than Rights owned by such person or group), in whole or in part, for shares of Common Stock at an exchange rate based on the value of the Common Stock at that time.

     Prior to the time that a person or group (excluding the Exempted Persons) has acquired beneficial ownership of a specified percentage or more of the issued and outstanding shares of Common Stock, the Rights would be redeemable in whole, not in part, at a price to be determined by the Board.

     The issuance of the Rights to purchase shares of ValueVision Junior Preferred Stock would have certain anti-takeover effects. The Rights would cause substantial dilution to a person or group (excluding the Exempted Persons) that attempts to acquire the Company on terms not approved by the Board. The Rights should not interfere with any merger or other business combination approved by the Board prior to the time that a person or group has acquired beneficial ownership of a specified percentage or more of the Common Stock, as the Rights would be redeemable by the Company prior to such time.

MANAGEMENT INDEBTEDNESS

     As of March 31, 1999, the Company had loaned $348,000 to Robert L. Johander, the Company's former Chief Executive Officer and Chairman, in the form of eight promissory notes. The promissory notes bear interest at 5.63% to 6.88% and are due one year after each date of issuance. Such loans were utilized by Mr. Johander for personal purposes. Mr. Johander has pledged the shares of Common Stock he directly owns as collateral for the promissory notes. As of March 31, 1999, principal and accrued interest thereon of approximately $384,000 was due the Company by Mr. Johander. Such amount represents the largest aggregate amount of indebtedness outstanding with respect to Mr. Johander since the beginning of the Company's last fiscal year.

     As of March 31, 1999, the Company had loaned $570,000 to Nicholas M. Jaksich, the Company's former President and Chief Operating Officer, in the form of three promissory notes. The first two promissory notes totaling $70,000 in principal were due May 15, 1998, bearing interest at 6.80% and have been extended until May 15, 1999. The third promissory note of $500,000 in principal bears interest at 5 7/8% and is due the earlier of November 20, 2002 or when Mr. Jaksich requests and is permitted to sell shares of the Common Stock which are pledged to secure such indebtedness. Such loans were utilized by Mr. Jaksich in the purchase of his home. Mr. Jaksich has pledged all of the shares of Common Stock that he owns as collateral for each of the notes. The second promissory note is also secured by a mortgage on certain real property. As of March 31, 1999, principal and accrued interest, in the aggregate, of approximately $684,000 was due the Company by Mr. Jaksich. Such amount represents the largest aggregate amount of indebtedness outstanding with respect to Mr. Jaksich since the beginning of the Company's last fiscal year.

OTHER RELATIONSHIPS

     Paul D. Tosetti, a director of the Company, is a partner at Latham & Watkins, a law firm that has provided legal services to the Company.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during fiscal 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                            STOCK PERFORMANCE GRAPH

     The line-graph set forth below compares the cumulative, five-year, total shareholder return to the Company's shareholders (based on appreciation of the market price of the Common Stock) on an indexed basis with (i) a broad equity market index and (ii) an appropriate published industry or line-of-business index, or peer group index constructed by the Company. The presentation compares the Common Stock price in the period from January 31, 1994 to January 31, 1999, to the Nasdaq National Market stock index and to a "peer group" index created by the Company over the same period. The "peer group" index consists of the common stock of: Damark International, Inc., Land's End, Inc., Hanover Direct, Inc., Lillian Vernon Corp., E4L, Inc. (formerly known as National Media Corporation) and Fingerhut Companies, Inc. These corporations are involved in various aspects of direct marketing to consumers industry. In each case, the cumulative return is calculated assuming an investment of $100 on January 31, 1994, and reinvestment of all dividends.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                     AMONG VALUEVISION INTERNATIONAL, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                                AND A PEER GROUP
PERFORMANCE GRAPH

                                                       VALUEVISION                                            NASDAQ STOCK
                                                   INTERNATIONAL, INC.             PEER GROUP                 MARKET (U.S.)
                                                   -------------------             ----------                 -------------
1/94                                                     100.00                      100.00                      100.00
1/95                                                      41.00                       57.00                       95.00
1/96                                                      50.00                       53.00                      135.00
1/97                                                      38.00                       63.00                      177.00
1/98                                                      31.00                       92.00                      209.00
1/99                                                      76.00                       89.00                      326.00

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board knows of no matters that will be presented for consideration at the Meeting other than as described in this Proxy Statement. If any other matters shall properly come before the Meeting or any adjournments or postponements thereof and be voted upon, the enclosed proxy will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the management.

                            INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP has been the independent accountant for the Company since 1990. Representatives of Arthur Andersen LLP will attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer questions of the shareholders.

                           INCORPORATION BY REFERENCE

     Pursuant to the Securities Act and the rules and regulations promulgated thereunder, the Company may incorporate by reference information into this Proxy Statement. The information incorporated by reference is deemed to be part of this Proxy Statement, except for information superseded by information in this Proxy Statement. This Proxy Statement incorporates by reference the Financial Statements set forth in Item 8 of the Company's annual report on Form 10-K for the fiscal year ended January 31, 1999, which was previously filed with the SEC.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Under the provisions of the Company's Bylaws, all proposals of shareholders intended to be presented at the Company's 2000 Meeting of Shareholders must be received at the Company's principal executive offices on or before January 2, 2000. Additionally, under the rules of the SEC relating to when a company must include a shareholder's proposal in its proxy statement, shareholder proposals intended to be included in the Company's 2000 Proxy Statement must be received at the Company's principal executive offices on or before January 2, 2000.

                                          By Order of the Board of Directors

                                          Gene McCaffery
                                          Chairman of the Board, Chief Executive
                                          Officer
                                          and President

                                    ANNEX A

Board of Directors                                                 March 8, 1999
ValueVision International, Inc.
6740 Shady Oak Road
Eden Prairie, MN 55344-3433

Dear Sirs:

     We understand that ValueVision International, Inc. ("ValueVision") has entered into an Investment Agreement, dated as of March 8, 1999 (the "Investment Agreement"), with G.E. Capital Equity Investments, Inc. ("G.E. Capital") and also has entered into a Distribution and Marketing Agreement, dated as of March 8, 1999 (the "Distribution Agreement"), with National Broadcasting Company, Inc., an affiliate of G.E. Capital ("NBC"). Pursuant to the Investment Agreement, G.E. Capital would purchase, for an aggregate cash purchase price of approximately $44.3 million, (i) 5,339,500 shares of Series A Redeemable Convertible Preferred Stock of ValueVision (the "Preferred Shares") and (ii) a warrant (the "Investment Warrant") to purchase shares of common stock, par value $.01 per share, of ValueVision (the "Common Stock"). Pursuant to the Distribution Agreement, NBC will receive, in consideration of its commitment to deliver a minimum of 10 million full-time equivalent cable subscribers and other services to ValueVision thereunder, (i) a warrant (the "Distribution Warrant") to purchase up to 1,450,000 shares of Common Stock; (ii) an annual cash payment of $1.5 million, subject to increase to account for inflation over the term of the Distribution Agreement; and (iii) additional warrants to purchase Common Stock based upon a formula set forth in the Distribution Agreement in the event certain performance milestones have been met by NBC thereunder (the "Performance Warrants").

     The Preferred Shares will (x) be convertible into an equal number of shares of Common Stock, subject to adjustment, and (y) be mandatorily redeemable by ValueVision after 10 years. The Investment Warrant will (i) have a term of five years, (ii) be exercisable from the date of issuance, (iii) be exercisable for that number of shares of the Common Stock that result in G.E. Capital and its affiliates beneficially owning up to 39.9% of the outstanding shares of Common Stock, after giving effect to the exercise of the Preferred Shares, the Investment Warrant and the Distribution Warrant and (iv) be exercisable, in whole or in part, at a purchase price equal to, (a) prior to the second anniversary of its issue date, the greater of (x) the average of the closing prices of a share of the Common Stock for the 45 consecutive trading days ending on the day immediately prior to the date of the election to exercise or (y) the average of the closing prices of a share of the Common Stock for the 150 days ending on such date, but in no case less than $12.00 (subject to equitable adjustment for certain events) and (b) on or after such second anniversary date, the greater of (x) the average of the closing prices of a share of the Common Stock for the 45 trading days ending on the day immediately prior to the date of the election to exercise or (y) $15.00 (subject to equitable adjustment for certain events). The Distribution Warrant will (i) vest as to 200,000 shares on the commencement date of services by NBC under the Distribution Agreement (the "Commencement Date") and as to 125,000 shares on each anniversary of such date, and (ii) be exercisable at a per share price of $8.29.

     The transactions contemplated by the Investment Agreement, the Distribution Agreement, the Operating Agreement (as defined in the Investment Agreement) and the other agreements, arrangements and understandings to be entered into by ValueVision with G.E. Capital and/or NBC in connection with the Investment Agreement and the Distribution Agreement (collectively, the "Transaction Documents") hereinafter are referred to collectively as the "Transaction".

     You have asked us to render our opinion as to whether the Transaction is fair, from a financial point of view, to ValueVision.

     In the course of performing our reviews and analyses for rendering this opinion, we have:

     1. reviewed the Investment Agreement, the Distribution Agreement, the Investment Warrant, the Distribution Warrant and the Certificate of Designation of the Preferred Shares as well as the Shareholder Agreement, Registration Rights Agreement and a draft form of the Operating Agreement;

     2. reviewed the Annual Report to Shareholders and the Annual Report on Form 10-K for the year ended January 31, 1998, and the Quarterly Reports on Form 10-Q for the periods ended April 30, July 31 and October 31, 1998 for ValueVision;

     3. reviewed certain operating and financial information, including projections of future financial results on a stand-alone basis (the "Stand-Alone Projections") as well as on a pro-forma basis to give effect to the Projected Benefits (as hereinafter defined) of the Transaction (the "Pro-Forma Projections"), provided to us and reviewed for us by the senior management of ValueVision relating to ValueVision's business and future prospects;

     4. met with certain members of ValueVision's senior management to discuss ValueVision's operations, historical financial statements and future prospects, as well as their views of the business, operational, strategic and financial benefits and other implications of the Transaction (the "Projected Benefits");

     5. met with certain members of senior management of G.E. Capital and NBC to discuss these operations, historical financial statements and future prospects, and their views of the business, operational and strategic benefits, and other implications of the Transaction;

     6. reviewed the historical stock prices, trading volumes and valuation parameters of the Common Stock;

     7. reviewed certain publicly available financial data, stock market performance data and valuation parameters of companies that we deemed generally comparable to ValueVision or otherwise relevant to our inquiry; and

     8. considered such other information and conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

     In the course of our review, we have relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information, including the Stand-Alone Projections and the Pro-Forma Projections, provided to us by ValueVision or otherwise publicly available. With respect to the Stand-Alone Projections and the Pro-Forma Projections (including the Projected Benefits), we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior management of ValueVision as to the expected future performance of ValueVision. We have not assumed any responsibility for the independent verification of any such information or projections provided to us and we have relied further upon the assurances of the senior management of ValueVision that they are unaware of any facts that would make the information or projections provided to us incomplete or misleading. In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets or liabilities of ValueVision nor have we been furnished with any such appraisals. We have further assumed that the Transaction will be consummated in accordance with the terms of the Transaction Documents, including that, in all respects material to our analysis, the representations and warranties made by the parties thereto are true and accurate in all material respects and that the performance targets set forth in the Distribution Agreement will be met within the time frames estimated thereby and set forth in the Pro-Forma Projections and Projected Benefits.

     Our opinion is necessarily based on the economic, market and other conditions, and the information made available to us, as of the date hereof. We do not express any opinion as to the price or range of prices at which shares of the Common Stock may trade prior to or subsequent to the consummation of the Transaction. This opinion does not address ValueVision's underlying decision to enter into the Transaction, and is not a recommendation to ValueVision directors or shareholders as to whether to approve or vote for the Transaction or any component thereof, and by rendering this opinion we assume no responsibility to update or revise our opinion based upon circumstances or events occurring after the date hereof.

     We have acted as financial advisor to ValueVision in connection with the Transaction and will receive a fee for such advisory services, including the rendering of this opinion, payment of a significant portion of which is contingent on the consummation of the Transaction. We have previously rendered certain investment banking and financial advisory services to ValueVision and G.E. Capital for which we received customary compensation. In the ordinary course of business, Bear Stearns may actively trade the securities of

ValueVision for its own account and for the accounts of customers and accordingly, may, at any time, hold a long or short position in such securities.

     It is understood that this letter is intended for the benefit and use of the Board of Directors of ValueVision in its evaluation of the Transaction and is not to be reproduced, disseminated, quoted from or referred to at any time, in whole or in part, without our prior written consent; provided, however, that this letter may be included in its entirety in any proxy statement to be distributed to the holders of the Common Stock in connection with the Transaction.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Transaction is fair, from a financial point of view, to ValueVision.

                                          Very truly yours,

                                          BEAR, STEARNS & CO. INC.

                                          By: /s/ JAMES CARROLL

                                            ------------------------------------
                                            Senior Managing Director

                                    ANNEX B

                              INVESTMENT AGREEMENT

     INVESTMENT AGREEMENT, dated as of March 8, 1999 (this "Agreement"), by and between ValueVision International, Inc., a Minnesota corporation (the "Company"), and G.E. Capital Equity Investments, Inc., a Delaware corporation (the "Purchaser"). Capitalized terms not otherwise defined where used shall have the meanings ascribed thereto in Article I.

     WHEREAS, Purchaser has agreed to purchase from the Company, and the Company has agreed to sell to the Purchaser, subject to the terms and conditions of this Agreement, shares of the Company's Series A Redeemable Convertible Preferred Stock and Warrants to purchase Common Stock; and

     WHEREAS, the Company and the Purchaser desire to set forth certain agreements herein.

     NOW THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

     Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

          "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

          "Ancillary Documents" shall mean the Distribution Agreement, Certificate of Designation, Warrants, Shareholder Agreement and the Registration Rights Agreement.

          "Beneficially Own" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

          "Business Day" shall mean any day, other than a Saturday, Sunday or a day on which commercial banks in New York, New York are authorized or obligated by law or executive order to close.

          "Certificate of Designation" shall mean the Certificate of Designation of the Shares of the Company, to be executed and filed with the Secretary of State of the State of Minnesota on or prior to the Closing Date, which shall be substantially in the form of Exhibit A hereto.

          "Closing" and "Closing Date" shall have the meanings set forth in
     Section 2.2(a).

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company.

          "Company" shall have the meaning set forth in the preamble hereto.

          "Company Plans" shall have the meaning set forth in Section 3.1(k).

          "Company Subsidiary" shall mean any Subsidiary of the Company.

          "Contractual Obligation" shall mean, as to any Person, any provision of any note, bond or security issued by such Person, or of any mortgage, indenture, deed of trust, lease, license, franchise, contract, agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is subject.

          "Distribution Agreement" shall mean the Distribution and Marketing Agreement dated as of the date hereof between the Company and NBC pursuant to which NBC has agreed to distribute certain programing of the Company.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Excluded Breach" shall mean any breach of a representation or warranty hereunder, provided that (i) the Purchaser had actual knowledge of the event or circumstance constituting such breach on or prior to the date hereof and (ii) the Purchaser believed, on or prior to the date hereof, that such circumstance or event constituted a breach of such representation or warranty hereunder.

          "FCC" shall mean the Federal Communications Commission.

          "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

          "Governmental Entity" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any self-regulating organization, securities exchange or securities trading system.

          "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          "Intellectual Property" shall mean all material patents, copyright registrations, mask work registrations, trademark and service mark registrations, applications for any of the foregoing, designs, copyrights, mask works, service marks, trade dress, trade names, secret formulae, trade secrets, secret processes, computer programs, confidential information and know-how.

          "Lien" shall mean any mortgage, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement or any financing lease having substantially the same effect as any of the foregoing).

          "Material Adverse Effect" shall mean a material adverse effect on (i) with respect to the Company, the assets, business condition, results of operations or financial condition of the Company and the Company Subsidiaries taken as a whole or (ii) with respect to any party, the ability of such party to timely perform its obligations under this Agreement or any Ancillary Document to which it is a party. The dollar thresholds set forth in the definition of "Material Agreement" shall not affect the meaning and interpretation of "Material Adverse Effect."

          "Material Agreement" shall mean any contract, lease, restriction, agreement, instrument or commitment to which the Company or any Company Subsidiary is a party or by which its properties are bound (i) which provides a benefit to the Company and the Company Subsidiaries of, or commits the Company or any Company Subsidiary to expend, $500,000 or more (or, in the case of any agreement with any customer of the Company or any Company Subsidiary, $50,000 or more), (ii) which if breached by any party thereto would result in liability or loss to the Company and the Company Subsidiaries of $500,000 or more (or in the case of any agreement with any customer of the Company or any Company Subsidiary, $50,000 or more) or
     (iii) which provides for the distributions of programming of the Company to more than 250,000 full-time equivalent homes by any multichannel video programming distributor, including without limitation, by a cable television system, MATV and SMATV systems, MMDS, TVRO and other wireline, wireless or direct broadcast satellite delivery methods.

          "Material Subsidiaries" shall mean those Subsidiaries of the Company that constitute "significant subsidiaries" as defined in Rule 1-02 of Regulation S-X under the Securities Act.

          "NBC" shall mean National Broadcasting Company, Inc., a Delaware corporation and Affiliate of the Purchaser.

          "Operating Agreement" shall mean the Memorandum of Understanding, dated as of the date hereof, between the Company, Purchaser and NBC which shall be substantially in the form attached as Exhibit E hereto.

          "Options" shall mean stock options to purchase Common Stock (i) issued or issuable under the Company's 1990 Stock Option Plan, (ii) issued or issuable under the Company's 1994 Executive Stock Option Plan (whether or not issued) and (iii) as set forth on Schedule 3.1(e) hereto.

          "Permits" shall have the meaning set forth in Section 3.1(h).

          "Permitted Liens" shall mean (i) mechanics', carriers', repairmen's or other like Liens arising or incurred in the ordinary course of business,
     (ii) Liens arising under original purchase price conditioned sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice, (iii) statutory Liens for Taxes not yet due and payable and (iv) other encumbrances or restrictions or imperfections of title which do not materially impair the continued use and operation of the assets to which they relate.

          "Person" shall mean an individual, corporation, unincorporated association, partnership, group (as defined in Section 13(d)(3) of the Exchange Act), trust, joint stock company, joint venture, business trust or unincorporated organization, limited liability company, any Governmental Entity or any other entity of whatever nature.

          "Preferred Stock" shall mean the preferred stock, par value $0.01 per share, of the Company.

          "Purchaser" shall mean G.E. Capital Equity Investments, Inc. a Delaware corporation.

          "Registration Rights Agreement" shall mean the registration rights agreement to be executed by the Purchaser and the Company at the Closing, which shall be substantially in the form attached as Exhibit C hereto.

          "Replacement Warrant" shall have the meaning set forth in Section 2.4(b).

          "Requirement of Law" shall mean, as to any Person, the certificate of incorporation and by-laws or other organizational documents of such Person, and any law, statute, order, treaty, rule or regulation, or judgment, decree, determination or order of any arbitrator, court or other Governmental Entity, applicable to or binding upon such Person or any of its property.

          "Restricted Party" shall have the meaning set forth in the Shareholder Agreement.

          "SEC" shall mean the United States Securities and Exchange Commission.

          "Securities" shall mean the Shares and the Warrants.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Shareholder Agreement" shall mean the Shareholder Agreement, to be executed and delivered by the Company and the Purchaser at Closing, which shall be substantially in the form of Exhibit D hereto.

          "Shareholder Approval" shall have the meaning set forth in Section
     5.1.

          "Shareholders Meeting" shall have the meaning set forth in Section 5.2

          "Shareholders Vote" shall mean the vote of the shareholders of the Company taken at the Shareholders Meeting.

          "Shares" shall have the meaning set forth in Section 2.1(a).

          "Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company, joint venture or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

          "Surviving Representations and Warranties" shall mean the representations and warranties contained in Section 3.1(e)(ii) and Section 3.1(t).

          "Tax" or, collectively, "Taxes" shall mean any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, gains, franchise, withholding, payroll, recapture, employment, excise, unemployment insurance, social security, business license, occupation, business organization, stamp, environmental and property taxes, together with all interest, penalties and additions imposed with respect to such amounts. For purposes of this Agreement, "Taxes" also includes any obligations under any agreements or arrangements with any other person with respect to Taxes of such other person (including pursuant to Treas. Reg. Section 1.1502-6 or comparable provisions of state, local or foreign tax law) and including any liability for taxes of any predecessor entity.

          "Tax Returns" shall mean any return, amended return or other report required to be filed with respect to any Tax, including declaration of estimated tax and information returns.

          "Underlying Shares" shall have the meaning set forth in Section 3.1(e)(ii).

          "Warrant" shall have the meaning set forth in Section 2.1(a), which shall be substantially in the form of Exhibit B hereto.

          "Warrants" shall mean the Warrant together with the Replacement
     Warrant.

                                  ARTICLE II.

               AUTHORIZATION, SALE AND PURCHASE OF THE SECURITIES

     Section 2.1 Authorization; Agreement to Sell and Purchase. (a) Upon and subject to the terms and conditions set forth in this Agreement, the Company has authorized the issuance and sale to Purchaser of (i) 5,339,500 shares of Series A Redeemable Convertible Preferred Stock (the "Shares") which, in accordance with the terms and conditions set forth in the Certificate of Designation, shall be convertible into an equal number of shares of Common Stock (subject to adjustment under the terms of the Certificate of Designations) and (ii) the warrant (the "Warrant") to purchase shares of Common Stock. The Shares and the Warrants are collectively referred to as the "Securities".

     (b) Upon and subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties hereinafter set forth, the Company agrees to issue, sell and deliver to the Purchaser at the Closing provided for in Section 2.2 hereof, and Purchaser agrees to purchase from the Company, the Securities for an aggregate purchase price of $44,265,000.

     Section 2.2 Closing. (a) Subject to the satisfaction or waiver of the conditions set forth in this Agreement, the purchase and sale of the Securities pursuant to Section 2.1 (the "Closing") shall take place at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, within three Business Days after the conditions in Sections 6.1 and 6.2 are satisfied or waived by the Purchaser or the Company, as the case may be (the "Closing Date"), or at such other time and place as may be mutually agreed upon by Purchaser and the Company.

     (b) At the Closing: (i) the Company shall deliver to the Purchaser, against payment of the purchase price therefor, stock and warrant certificates for the Securities to be sold in accordance with the provisions of Section 2.1, registered in the name of the Purchaser or its nominee (subject to the provisions herein and in the Ancillary Documents) and in such denominations as the Purchaser shall specify not less than two Business Days prior to the Closing Date; (ii) the Purchaser, in full payment for the Securities, against delivery of the stock and warrant certificates referred to above, shall deliver to the Company on the Closing Date immediately available funds, by wire transfer to such account as the Company shall specify at least three Business Days prior to the Closing Date, in the amount of the purchase price to be paid hereunder by the Purchaser pursuant to Section 2.1(b); and (iii) each party shall take or cause to happen such other actions, and shall execute and deliver such other instruments or documents, as shall be required under Article VI hereof.

     Section 2.3 Use of Proceeds. The proceeds of the sale of the Securities shall be used by the Company for general corporate purposes.

     Section 2.4 Beneficial Ownership of Securities. The Company hereby acknowledges and agrees that the Purchaser is entering into an arrangement with NBC (and/or one of its Subsidiaries) regarding the joint voting and control by the Purchaser and NBC (and/or one or more of their respective Subsidiaries) of the Warrants, the Preferred Stock and the Common Stock issuable upon exercise or conversion thereof. Therefore, both the Purchaser and NBC (and/or one of its Subsidiaries) will be deemed to Beneficially Own such securities and the Company hereby acknowledges and agrees to such Beneficial Ownership arising from its issuance of such securities. In the event that NBC and the Purchaser are no longer Affiliates of each other, the Company and Purchaser agree that the Warrant shall immediately terminate and the Company shall issue a new warrant to NBC or its Subsidiary (the "Replacement Warrant") having the same terms as the Warrant, except that the provision described in this sentence will not be contained in the Replacement Warrant. NBC or one of its Subsidiaries will at all times own at least 50% of the economic interest in the Replacement Warrant. The Company hereby acknowledges and agrees that NBC shall be a third party beneficiary hereunder, entitled to the benefits of this Section 2.4 and to enforce its provisions.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

     Section 3.1 Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as of the date hereof and as of the Closing Date as follows:

          (a) Organization and Good Standing of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its businesses as they are now being conducted. The Company is duly licensed or qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or leasing of properties, or the conduct of its businesses requires such licensing or qualification and good standing, except where the failure to be so licensed or qualified or in good standing in any such jurisdiction would not have a Material Adverse Effect.

          (b) Organization and Good Standing of Company Subsidiaries. The Company owns, directly or indirectly, all the shares of outstanding capital stock of each Material Subsidiary, free and clear of all Liens, except such Liens which do not have a Material Adverse Effect. There are (i) no equity securities of any of the Material Subsidiaries that are required to be issued by reason of any options, warrants, rights to subscribe to, calls, preemptive rights or commitments of any character whatsoever, (ii) outstanding no securities or rights convertible into or exchangeable for shares of any capital stock of any Material Subsidiary and (iii) no contracts, commitments, understandings or arrangements by which any Material Subsidiary is bound to issue additional shares of its capital stock or rights convertible into or exchangeable for its capital stock or options, warrants or rights to purchase or acquire any additional shares of its capital stock. Except as set forth in Schedule 3.1(b), none of the Material Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase, redeem or otherwise acquire or retire any of its capital stock. All of the shares of capital stock of each of the Material Subsidiaries are duly and validly authorized and issued, fully paid and nonassessable. Each Material Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its businesses as they are now being conducted, and is duly licensed or qualified to do business and is in good standing in each other jurisdiction in which its ownership or leasing of properties, or the conduct of its businesses, requires such licensing or qualification and good standing, except where the failure to be so licensed or qualified or in good standing in any such jurisdiction would not have a Material Adverse Effect.

          (c) Authorization; No Conflicts. The Company has full corporate power and authority to enter into this Agreement and the Ancillary Documents and to perform its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and each Ancillary Document and the consummation of the Company's obligations hereunder and thereunder have been duly authorized by all necessary corporate action. This Agreement has been, and on or prior to the Closing Date each Ancillary Document will be, duly and validly executed and delivered by the Company. The Company's Board of Directors has resolved to recommend that its shareholders vote for the Shareholder Approval. This Agreement constitutes, and upon its execution and delivery on or prior to the Closing Date, each Ancillary Document will constitute, a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and by general equitable principles. Except as set forth in Schedule 3.1(c), the execution, delivery and performance of this Agreement and the Ancillary Documents by the Company, the consummation of the transactions by the Company contemplated hereby and thereby and the compliance by the Company with the provisions hereof and thereof will not conflict with, violate or result in a breach of any provision of, require a consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Company or Material Subsidiaries under, (i) the articles of incorporation, by-laws or other governing instrument of the Company or any Material Subsidiary, (ii) any Contractual Obligation of the Company or any Material Subsidiary or (iii) assuming that the filings, consents and approvals specified in Schedule 3.1(d) have been obtained or made and any waiting period applicable thereto has expired or been terminated, any Requirement of Law applicable to the Company or any Material Subsidiary, except, in the case of clauses (ii) and (iii) above, such conflicts, violations, breaches, consents, approvals, notices, defaults, terminations, accelerations or Liens which would not have a Material Adverse Effect.

          (d) Consents. Except as set forth in Schedule 3.1(d), no consent, approval, order or authorization of, registration, declaration or filing with, or notice to, any Governmental Entity is required on the part of the Company or any of its Subsidiaries in connection with the execution and delivery by the Company of this Agreement and the Ancillary Documents, the consummation by the Company of the transactions contemplated hereby and thereby or the performance by the Company of its obligations hereunder and thereunder, except for (i) the filing of all notices, reports and other documents required by, and the expiration of all waiting periods under, the HSR Act and the rules and regulations promulgated by the FCC, (ii) such filings as may be required under the blue sky laws of the various states,
     (iii) the filing of the Certificate of Designation with the Secretary of State of the State of Minnesota and (iv) such consents, approvals, orders, authorizations, registrations, declarations, filings or notices of which the failure to make or obtain would not have a Material Adverse Effect.

          (e) Capitalization. (i) As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of undesignated capital stock. As of the date hereof, 25,988,466 shares of Common Stock are issued and outstanding, no shares of Common Stock are held in treasury, and no shares of Common Stock are reserved for issuance upon exercise of outstanding stock options except for 4,410,070 shares reserved in respect of Options. As of the date hereof, no shares of Preferred Stock are designated, and no shares are issued and outstanding. All of the issued and outstanding shares of the Company's capital stock have been duly and validly authorized and issued and are fully paid and nonassessable and not subject to preemptive rights.

          (ii) Upon delivery of and payment for the Shares on the Closing Date as provided herein, such Shares will be duly and validly authorized and issued, fully paid and nonassessable and not subject to preemptive rights, and the Purchaser will acquire good title thereto, free and clear of all Liens (other than any Lien created by the Purchaser). The shares of Common Stock into which the Shares are convertible and the shares of Common Stock issuable upon exercise of the Warrants (collectively, the "Underlying Shares") have been reserved for issuance and, when issued upon conversion of the Shares or exercise of the Warrants, will be duly and validly authorized and issued, fully paid and nonassessable and not subject to preemptive rights, and the owner of such shares will acquire good title thereto, free and clear of all Liens (other than any Lien created by such owner).

          (iii) Other than (A) the requirement to issue warrants to purchase shares of Common Stock pursuant to the terms and conditions of the Distribution Agreement, (B) the requirement to issue the Shares pursuant to the terms and conditions of this Agreement, (C) the requirement to issue the Underlying Shares, (D) the requirement to issue shares of Common Stock pursuant to Options set forth on Schedule 3.1(e) and (E) as set forth in
     Schedule 3.1(e), (1) no equity securities of the Company are or may become required to be issued by reason of any options, warrants, rights to subscribe to, calls, preemptive rights, or commitments of any character whatsoever, (2) there are outstanding no securities or rights convertible into or exchangeable for shares of any capital stock of the Company and (3) there are no contracts, commitments, understandings or arrangements by which the Company is or will be bound to issue additional shares of its capital stock or securities or rights convertible into or exchangeable for shares of its capital stock or options, warrants or rights to purchase or acquire any additional shares of its capital stock. Except as set forth in
     Schedule 3.1(e), the Company is not subject to any obligation (contingent or otherwise) to repurchase, redeem or otherwise acquire or retire any of its capital stock. As of the Closing Date and after giving effect to the Closing (and to all transactions to be effected simultaneously therewith), there shall be issued no class or series of Preferred Stock other than the Shares.

          (iv) Except as set forth on Schedule 3.1(e), the Company is not a party to, and the Company has no knowledge of any, voting trusts, proxies or any other agreements or understandings with respect to the voting of any capital stock of the Company.

          (v) Except as set forth in Schedule 3.1(e), the Company has not granted or agreed to grant any rights relating to the registration of its securities under applicable federal and state securities laws, including piggyback rights.

          (vi) Except as set forth on Schedule 3.1(e), the consummation of the transactions contemplated by this Agreement will not trigger the anti-dilution provisions or other price adjustment mechanisms of any outstanding subscriptions, options, warrants, calls, contracts, preemptive rights, demands, commitments, conversion rights or other agreements or arrangements of any character or nature whatsoever under which the Company is or may be obligated to issue or acquire its capital stock.

          (f) SEC Filings, Financial Information, Liabilities. The Company has filed and made available to the Purchaser a true and complete copy of each report, schedule, registration statement and definitive proxy statement required to be filed with the SEC since January 1, 1996 (the "SEC Documents"). Except as set forth in Schedule 3.1(f), as of their respective dates, the SEC Documents, after giving effect to any amendments and supplements thereto filed prior to the date hereof, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, applicable to such SEC Documents. None of the SEC Documents when filed, after giving effect to any amendments and supplements thereto filed prior to the date hereof, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respect with the applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP during the period involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC, or for normal year-end adjustments) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. Except as set forth in Schedule 3.1(f) and except as set forth in the SEC Documents (including any item accounted for in the financial statements contained in the SEC Documents or set forth in the notes thereto) as of January 31, 1998, neither the Company nor any of its Subsidiaries had, and since such date neither the Company nor any of its Subsidiaries has incurred, any claims, liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which, individually or in the aggregate, would have a Material Adverse Effect(other than claims, liabilities or obligations contemplated by this Agreement or the Ancillary Documents or expressly permitted to be incurred pursuant to this Agreement or the Ancillary Documents). In addition, since January 31, 1998, there has not been any declaration, setting aside or payment of a dividend or other distribution with respect to shares of capital stock of the Company or any material change in accounting methods or practices by the Company or any of its Subsidiaries.

          (g) Compliance with Applicable Law. Each of the Company and each Material Subsidiary is and has been at all times since January 1, 1996, in compliance with all applicable Requirements of Law, other than where the failure to be in compliance would not have a Material Adverse Effect.

          (h) Permits. Each of the Company and each of the Material Subsidiaries has all licenses, permits, orders, approvals, registrations, authorizations and qualifications of or with all Governmental Entities necessary to enable it to own its properties and conduct its businesses as presently conducted (collectively, the "Permits"), except to the extent that the failure to have any such Permits would not have a Material Adverse Effect. Each of the Company and each Material Subsidiary is in compliance with the Permits, except to the extent that the failure to be in compliance with any such Permits would not have a Material Adverse Effect.

          (i) Legal Proceedings. Except as set forth in Schedule 3.1(i), there are no legal or administrative proceedings or arbitrations, and no claims, actions or governmental investigations of any nature pending against the Company or any Company Subsidiary or to which the Company or any Company Subsidiary or any of their properties or assets is subject, and, to the knowledge of the Company, there has not been threatened any such proceeding, arbitration, claim, action or governmental investigation against the Company or any of the Company Subsidiaries, in each case, which would, if adversely determined, have a Material Adverse Effect. Except as set forth in Schedule 3.1(i), neither the Company nor any Company Subsidiary has been permanently or temporarily enjoined or barred by any order, judgment or decree of any Governmental Entity from engaging in or continuing any conduct or practice in connection with the businesses conducted by the Company and the Company Subsidiaries.

          (j) Absence of Certain Changes. Except as set forth in Schedule 3.1(j) hereto, since January 31, 1998, the businesses of the Company and the Material Subsidiaries have been operated in the usual and ordinary course consistent with past practice (except as disclosed in the SEC Documents filed prior to the date hereof and the negotiation, execution, delivery and performance of this Agreement and the Ancillary Documents and the transactions contemplated hereby and thereby) and there has been no event, condition or change that has had a Material Adverse Effect.

          (k) Employee Benefits. (i) Each "employee benefit plan" (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and any other employee plan, agreement or arrangement that is maintained or otherwise contributed to by the Company or the Company Subsidiaries for the benefit of their employees or with respect to which the Company or the Company Subsidiaries has or could reasonably be expected to have any liability (collectively, "Company Plans" as listed on Schedule 3.1(k)), has been administered and is in compliance in all material respects with the terms of such plan and all applicable laws, rules and regulations. The Company is not party to any multiemployer plans.

          (ii) Other than claims for benefits in the ordinary course, there are no pending or, to the knowledge of the Company, threatened, actions, claims or lawsuits against the Company, any of its Subsidiaries or any Company Plan involving or arising out of any Company Plan.

          (iii) The Company and the Company Subsidiaries have not incurred, and no event has occurred with respect to any Company Plan which would result in, any material liability under ERISA or the

     Code, including but not limited to liability resulting from a complete or partial withdrawal from a "multiemployer plan" (as such term is defined in section 3(37) of ERISA) or a termination of a Company Plan which is covered by Title IV of ERISA, but which is not a multiemployer plan.

          (iv) Except as set forth in Schedule 3.1(k) hereto, no Company Plan exists which could result in the payment to any employee of the Company or any Company Subsidiary of any money or other property or rights or accelerate or provide any other rights or benefits to any such employee as a result of the transaction contemplated by this Agreement or the Ancillary Documents, whether or not such payment would constitute a parachute payment within the meaning of Section 280G of the Code.

          (v) The present value of all benefit obligations under each Company Plan which is covered by Title IV of ERISA but which is not a multiemployer plan (based upon those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such benefit obligations. The Company and its Subsidiaries have no material liability with respect to "Expected Post-Retirement Benefit Obligations" within the meaning of Statement of Financial Accounting Standards No. 106 ("FAS 106").

          (l) Labor Matters. Since January 1, 1996, (i) there has been no attempt or plan to organize any employees of the Company or any Material Subsidiary and (ii) no strike, work-stoppage or lockout or labor dispute between the Company or any Material Subsidiary on the one hand and any group of employees on the other hand. To the knowledge of the Company, no such organization effort, strike, work stoppage, lockout or labor dispute is threatened by any group of employees of the Company or any Material Subsidiary or is otherwise anticipated to occur. No employee of the Company or any Material Subsidiary is the subject of any collective bargaining agreement.

          (m) Material Agreements. The Company has made available to the Purchaser a true and correct copy of all Material Agreements. Each Material Agreement is valid, binding, in full force and effect and enforceable by the Company or the relevant Company Subsidiary in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and by general equitable principles. Except as disclosed in
     Schedule 3.1(m), the Company and the Company Subsidiaries have performed all material obligations required to be performed by them to date under the Material Agreements and they are not (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder and, to the knowledge of the Company, no other party to any of the Material Agreements is (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder.

          (n) Title to Properties; Insurance. The Company and the Material Subsidiaries have good and valid title to their respective material properties and assets (or valid title insurance enforceable for the fair value of such properties or assets) and all of such material properties and assets are free of all Liens other than Permitted Liens. The Company and the Material Subsidiaries have at all times maintained in full force and effect property damage, liability and other insurance with reputable insurers at levels of coverage reasonable and customary in the applicable industry. All of the material tangible assets of the Company and the Material Subsidiaries are in good operating condition and repair, ordinary wear and tear excepted and taking into account the respective ages of such assets. The condition of all material leased personal property of the Company and the Material Subsidiaries is consistent in all material respects with the condition required of such property by the terms of the applicable lease.

          (o) Taxes. (i) The Company and each of its Subsidiaries have (A) filed all federal, state, local and foreign Tax Returns and reports required to be filed by them (taking into account all applicable extensions) which are correct and complete in all material respects, (B) paid or accrued all Taxes due and payable, and (C) paid all Taxes for which a notice of assessment or collection has been received (other than Taxes that are being contested in good faith by appropriate proceedings and that have been reserved against in accordance with GAAP), except in the case of clause
     (A), (B) or (C) for any such filings, payments or accruals that are not reasonably likely, individually or in the aggregate, to have a

     Material Adverse Effect. Except as set forth on Schedule 3.1(o), there are no audits known by the Company to be pending or contemplated with respect to the Company's Tax Returns. Neither the Internal Revenue Service (the "IRS") nor any other taxing authority has asserted any claim for Taxes, or to the knowledge of the Company, is threatening to assert any claims for Taxes, which claims, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect. The Company and each of its Subsidiaries have withheld or collected and paid over to the appropriate governmental authorities (or are properly holding for such payment) all Taxes required by law to be withheld or collected, except for amounts that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has made an election under Section 341(f) of the Code. There are no liens for Taxes upon the assets of the Company or any of its Subsidiaries (other than liens for Taxes that are not yet due or that are being contested in good faith by appropriate proceedings), except for liens that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. No extension of a statute of limitations relating to any Taxes is in effect with respect to the Company or any of its Subsidiaries.

          (ii) Neither the Company nor any of its Subsidiaries has been a member of an affiliated group of corporations filing a consolidated federal income tax return (or a group of corporations filing a consolidated, combined or unitary income tax return under comparable provisions of state, local or foreign tax laws), other than a group the common parent of which was the Company or any Subsidiary of the Company.

          (iii) Neither the Company nor any of its Subsidiaries has any obligation under any agreement or arrangement with any other person with respect to Taxes of such other person (including pursuant to Treas. Reg.
     Section 1.1502-6 or comparable provisions of state, local or foreign tax law) and including any liability for Taxes or any predecessor entity, except for obligations that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

          (iv) Neither the Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

          (p) Environmental Matters. To the knowledge of the Company,

             (i) The Company and the Company Subsidiaries hold and are in compliance with all Environmental Permits, and are in compliance with all applicable Environmental Laws, except to the extent any failure to hold any such Environmental Permit or any such noncompliance would not result in a Material Adverse Effect;

             (ii) Neither the Company nor any Company Subsidiary has received any Environmental Claim, nor to their knowledge is any Environmental Claim threatened, which would result in a Material Adverse Effect;

             (iii) Hazardous Materials have not been generated, transported, treated, stored, disposed of, released or threatened to be released by the Company or any Company Subsidiary at, on, from or under any property or facility currently owned, operated or otherwise used by the Company or any Company Subsidiary, in violation of any Environmental Law, which would result in a Material Adverse Effect;

             (iv) There are no past or present actions, activities, events, conditions or circumstances, including without limitation the release, threatened release, emission, discharge, generation, treatment, storage or disposal of Hazardous Materials by the Company or any Company Subsidiary, that would give rise to a Material Adverse Effect;

             (v) The Company and the Company Subsidiaries have not assumed, contractually or by operation of law, any material liabilities under any Environmental Laws;

             (vi) The Company and the Company Subsidiaries have not entered into, have not agreed to, and are not subject to any judgment, decree, order or other similar requirement of any governmental authority under any Environmental Laws, including without limitation those relating to compliance with Environmental Laws or to investigation, cleanup, remediation or removal of Hazardous Substances; and

             (vii) For purposes of this Agreement, the following terms shall have the following meanings:

                "Environmental Claim" means any written notice, claim, demand, action, suit, complaint, proceeding which has been served upon or delivered or otherwise transmitted to the Company or any Company Subsidiary, by any Person alleging material liability or potential material liability (including without limitation material liability or potential material liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damage, personal injury, fines or penalties) arising out of, relating to, based on or resulting from (i) the presence, discharge, emission, release or threatened release of any Hazardous Materials at, on, from or under any property or facility currently owned by the Company, (ii) circumstances forming the basis of any violation or alleged violation of any Environmental Law or Environmental Permit, or (iii) otherwise relating to liabilities under any Environmental Law.

                "Environmental Permits" means all permits, licenses, registrations and other governmental authorizations required under Environmental Laws for the Company and the Company Subsidiaries to conduct their operations.

                "Environmental Laws" means all applicable statutes, rules, regulations, ordinances, orders, and decrees of any Governmental Entity relating in any manner to contamination, pollution or protection of human health or the environment, including the Comprehensive Environmental Response, Compensation and Liability Act, the Solid Waste Disposal Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Emergency Planning and Community-Right-to-Know Act, the Safe Drinking Water Act and similar state laws.

                "Hazardous Materials" means all hazardous, dangerous or toxic substances, wastes, materials or chemicals, petroleum (including, but not limited to, crude oil or any fraction thereof) and petroleum products, pollutants, contaminants and all other materials or substances regulated pursuant to any Environmental Law.

          (q) Intellectual Property. (i) The Company either owns, licenses or otherwise has rights to all Intellectual Property used by or necessary to the Company in the conduct of its business as now conducted. No proceedings have been instituted or are pending or to the Company's knowledge threatened that challenge the validity of the ownership or use by the Company of such Intellectual Property, except for such proceedings which would not have a Material Adverse Effect. The Company knows of no infringing use or infringement of any of such Intellectual Property by any other Person. The Company has taken such security measures as it deems reasonably appropriate to protect the secrecy, confidentiality and value of its trade secrets.

          (r) Absence of Certain Business Practices. Neither the Company nor any officer, employee or agent thereof, nor any other Person acting on behalf of the Company, has, directly or indirectly, within the past five years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other Person or entity who is or may be in a position to help or hinder the Company (or assist the Company in connection with any actual or proposed transaction) which (x) subjects any party or any of their respective Subsidiaries, to any damage or penalty in any civil, criminal or governmental litigation or proceeding which would have a Material Adverse Effect, (y) if not given in the past, could have had a Material Adverse Effect or (z) if not continued in the future, could have a Material Adverse Effect.

          (s) Proxy Statement. The Proxy Statement shall not (other than information supplied in writing by the Purchaser and its Affiliates for inclusion in the Proxy Statement), on the date the Proxy Statement is first mailed to shareholders of the Company and at the time of the Shareholders Vote, contain any statement which, at such time and light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Shareholders' Meeting which has become false or misleading. If at any time prior to the Shareholders Vote any event relating to the Company or any of its Affiliates, officers or directors should be discovered by the Company which should be set forth in the supplement to the Proxy Statement, the Company shall promptly inform the Purchaser.

          (t) Antitakeover Statutes. The Board of Directors of the Company has taken all actions necessary under the MBCA, including approving the transactions contemplated by the Agreement and each of the Ancillary Documents to which it is a party, to ensure that Section 302A.673 of the MBCA applicable to a "business combination" does not, and will not, apply to the transactions contemplated hereunder and thereunder or any "business combination" with any Restricted Party occurring after the date hereof. The restrictions contained in Section 302A.671 of the MBCA applicable to "control share acquisitions" will not apply to the authorization, execution, delivery and performance of this Agreement or any of the Ancillary Documents by the Company or to any shares of Common Stock or Preferred Stock acquired at any time by the Purchaser pursuant to Section
     2.1 of this Agreement, the Warrant or the warrants to be issued to NBC pursuant to the Distribution Agreement, or upon conversion of the Preferred Stock (as applicable), provided that the Company makes no representation or warranty regarding Section 2.4 of this Agreement or to any assignment of the Securities or the warrants to be issued to NBC pursuant to the Distribution Agreement or to any securities issuable upon conversion or exercise of the Securities or the warrants to be issued to NBC pursuant to the Distribution Agreement. No other "fair price," "moratorium," or other similar anti-takeover statute or regulation is applicable to the Company or (by reason of the Company's participation therein) the transactions contemplated by this Agreement or the Ancillary Documents.

          (u) FCC Licenses and Applications. Set forth on Schedule 3.1(u) is a list of (i) all licenses relating to television stations that are owned or operated by the Company or its Subsidiaries ("FCC Licenses") and (ii) all applications for FCC Licenses or for television station construction permits that are pending before the FCC as of the date hereof. The FCC Licenses are the only licenses relating to television stations that are required by applicable FCC law to be held by the Company and its Subsidiaries in order to conduct the business of the Company and its Subsidiaries as it is currently conducted.

          (v) Year 2000 Compliance. The Company has adopted and implemented a commercially reasonable plan to provide (x) that the change of the year from 1999 to the year 2000 will not materially and adversely affect the information and business systems of the Company or its Subsidiaries and (y) that the impacts of such change on the vendors and customers of the Company and its Subsidiaries will not have a Material Adverse Effect. In the Company's reasonable best estimate, no expenditures materially in excess of currently budgeted items previously disclosed to the Purchaser will be required in order to cause the information and business systems of the Company and its Subsidiaries to operate properly following the change of the year 1999 to the year 2000. The Company reasonably expects that it will resolve any material issues related to such change of the year in accordance with the timetable set forth in such plan (and in any event on a timely basis in order to be resolved before the year 2000). Between the date of this Agreement and the Shareholders Meeting, the Company shall continue to use commercially reasonable efforts to implement such plan.

          (w) Subscribers. The Company has an Existing Subscriber Base of at least 14.4 million FTE Subscribers represented by existing carriage agreements, each of which is in full force and effect and is the legal, valid and binding obligation of the Company, and to the knowledge of the Company, the other parties thereto. The terms "Existing Subscriber Base", "FTE" and "Subscriber" shall have the meanings set forth in the Distribution Agreement.

          (x) Brokers and Finders. Except as set forth in Schedule 3.1(x), neither the Company nor any Company Subsidiary has utilized any broker, finder, placement agent or financial advisor or incurred any liability for any fees or commissions in connection with any of the transactions contemplated hereby or by the Ancillary Documents. The Company is solely responsible for all fees or other amounts that may be payable to each Person listed on Schedule 3.1(x).

     Section 3.2 Representations and Warranties of the Purchaser. The Purchaser represents and warrants to, and agrees with, the Company as follows:

          (a) Organization and Good Standing. Each of the Purchaser and NBC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to enter into this Agreement and the Ancillary Documents to which it is a party and to carry out its obligations hereunder and thereunder. Each of the Purchaser and NBC is duly licensed or qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the State of New York. In addition, NBC is duly licensed or qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it conducts business, except where the failure to be so licensed or qualified or in good standing in any such jurisdiction would not have a Material Adverse Effect.

          (b) Authorization; No Conflicts. The execution and delivery of this Agreement and the Ancillary Documents to which the Purchaser or NBC is a party and the consummation of the transactions contemplated hereby and thereby have been authorized by all necessary corporate action on behalf of the Purchaser and NBC, as applicable. This Agreement has been, and on or prior to the Closing Date each of the Ancillary Documents to which the Purchaser and NBC is a party will be, duly and validly executed and delivered on behalf of the Purchaser or NBC, as applicable, and this Agreement is, and upon their execution and delivery on or prior to the Closing Date each of the Ancillary Documents to which the Purchaser or NBC is a party will be, a valid and binding obligation of the Purchaser or NBC, as applicable, enforceable against it in accordance with its terms. The execution, delivery and performance of this Agreement and the Ancillary Documents to which the Purchaser or NBC is a party, the consummation by the Purchaser and NBC, as applicable, of the transactions contemplated hereby and thereby and the compliance by Purchaser or NBC, as applicable, with the provisions hereof and thereof will not conflict with, violate or result in a breach of any provision of, require a consent, approval or notice under, or constitute a default (or an event, which, with notice or lapse of time or both, would constitute a default) under, (i) any organizational document of the Purchaser or NBC, (ii) any Contractual Obligation of the Purchaser or NBC, or (iii) assuming that the clearances, filings, consents and approvals specified in Schedule 3.2(c) have been obtained or made and any waiting period applicable thereto has expired or been terminated, any Requirement of Law applicable to the Purchaser or NBC, except, in the case of clauses (ii) and (iii) above, such conflicts, violations, breaches, consents, approvals, notices, defaults, terminations, accelerations or Liens which would not have a Material Adverse Effect.

          (c) Consents and Approvals. Except as set forth in Schedule 3.2(c), no consent, approval, order or authorization of, registration, declaration or filing with, or notice to, any Governmental Entity is required on the part of Purchaser or NBC in connection with the execution and delivery by Purchaser and NBC, as applicable, of this Agreement and the Ancillary Documents to which the Purchaser or NBC is a party, the consummation by the Purchaser and NBC, as applicable, of the transactions contemplated hereby and thereby or the performance by the Purchaser and NBC, as applicable, of its obligations hereunder and thereunder, except for (i) the filing of all notices, reports and other documents required by, and the expiration of all waiting periods under, the HSR Act and the rules and regulations promulgated by the FCC, and (ii) such consents, approvals, orders, authorizations, registrations, declarations, filings or notices of which the failure to make or obtain would not have a Material Adverse Effect. Each of Purchaser and NBC is fully qualified under the FCC's rules, regulations, and policies (including, but not limited to, its television network and its multiple ownership rules) to consummate the transactions contemplated by this Agreement and the Ancillary Documents, and such consummation shall not cause the Company to be deemed to be an attributable owner of, or vertically integrated with, any cable system for purposes of any of the provisions of 47 C.F.R. part 76, or to be deemed an "affiliate" of any cable system for purposes of the commercial leased access rules as established in 47 C.F.R. Section 76.970(b).

          (d) Compliance with Applicable Law. Each of the Purchaser and NBC is and has been at all times since January 1, 1996, in compliance with all applicable Requirements of Law, other than where the failure to be in compliance would not have a Material Adverse Effect.

          (e) Proxy Statement. The information supplied in writing by the Purchaser or NBC for inclusion in the Proxy Statement shall not, on the date the Proxy Statement is first mailed to shareholders of the Company and at the time of the Shareholders Vote, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, omit to state any material fact necessary in order to make such statements made in the Proxy Statement not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Shareholders' Meeting which has become false or misleading. If at any time prior to the Shareholders Vote any event relating to the Purchaser or NBC or any of their respective Affiliates should be discovered by the Purchaser or NBC which should be set forth in the supplement to the Proxy Statement, the Purchaser or NBC, as applicable, shall promptly inform the Company.

          (f) Securities Act. The Purchaser (i) is acquiring the Securities solely for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act; (ii) has had the opportunity to ask questions of the officers and directors of, and has had access to information concerning, the Company and the Securities; (iii) is an "accredited investor" as defined in Rule 501(a) under the Securities Act; (iv) has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the Company and the Securities; (v) has so evaluated the merits and risks of such investment;
     (vi) is able to bear the economic risk of such investment; and (vii) is able to afford a complete loss of such investment.

          (g) Brokers and Finders. The Purchaser has not utilized any broker, finder, placement agent or financial advisor or incurred any liability for any fees or commissions in connection with any of the transactions contemplated hereby or by the Ancillary Documents.

                                  ARTICLE IV.

                              CONDUCT OF BUSINESS

     Section 4.1 Conduct of the Business Pending the Closing. The Company agrees that except with the prior written consent of the Purchaser and except as may be contemplated by this Agreement or the Ancillary Documents, and except as set forth on Schedule 4.1, prior to the Shareholders Vote, it and its Subsidiaries shall operate their businesses only in the usual, regular and ordinary manner, on a basis consistent with past practice and, to the extent consistent with such operation, use its reasonable efforts to preserve its present business organization intact, keep available the services of its present employees, preserve its present business relationships and maintain all rights, privileges and franchises necessary or desirable in the normal conduct of the Company's businesses. Without limitation of the foregoing, from the date hereof until the Shareholders Vote, except as contemplated by this Agreement or the Ancillary Documents, and except as set forth in Schedule 4.1 hereto, the Company shall not:

          (a) amend the articles of incorporation or bylaws of the Company or any Material Subsidiary;

          (b) issue, purchase or redeem, or authorize or propose the issuance, purchase or redemption of, or declare or pay any dividend with respect to, any shares of capital stock of the Company or any class of securities convertible into, or rights, warrants or options to acquire, any such shares or other convertible securities other than (i) pursuant to Options outstanding on the date hereof and (ii) Options to be issued to officers, directors, employees and/or consultants exercisable in an aggregate amount not exceed the number of authorized Shares under the Company's 1990 Stock Option Plan and the Company's 1994 Executive Stock Option Plan;

          (c) except as set forth on Schedule 4.1, take any action that would be prohibited by Section 3.4(a) of the Shareholder Agreement if such Section were in effect and the Closing had occurred;

          (d) other than in the ordinary course consistent with past practices, form any joint venture, acquire or dispose of any business or of any assets or acquire or dispose of any minority investment in any Person;

          (e) enter into any transaction involving the merger, consolidation or sale of all or substantially all of the assets of the Company or any Material Subsidiary other than any such merger, consolidation or sale solely involving the Company and its Subsidiaries;

          (f) file any voluntary petition for bankruptcy or receivership or fail to oppose any other person's petition for bankruptcy or action to appoint a receiver of the Company or any Material Subsidiary; or

          (g) authorize any of, or commit or agree to take any of, the foregoing actions.

     Section 4.2 Access to Information. Subject to applicable laws and existing confidentiality agreements, the Company and its Subsidiaries shall afford the officers, employees, auditors and other agents of the Purchaser and NBC reasonable access during normal business hours to their officers, employees, properties, offices, plants and other facilities, and contracts, commitments, books and records relating thereto, and shall furnish such Persons all such documents and such financial, operating and other data and information regarding such businesses and Persons that are in the possession of such Person as the Purchaser or NBC, as applicable, through their respective officers, employees or agents may from time to time reasonably request. All such information will be provided subject to the terms of the confidentiality agreements dated June 24, 1998 between the Company and the Purchaser and dated January 28, 1999 (as amended February 28, 1999) between the Company and NBC.

     Section 4.3 No Solicitation. (a) Prior to the Shareholders Vote, the Company shall not, nor shall it permit any of its Subsidiaries to, nor shall it authorize or permit any officer, director or employee of, or any investment banker, attorney or other advisor or representative of, the Company or any of its Subsidiaries to, directly or indirectly, (i) take any action to solicit, initiate, encourage or knowingly facilitate any Material Transaction Proposal or the submission of a Material Transaction Proposal or (ii) enter into or participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, a Material Transaction Proposal; provided that, in response to an unsolicited bona fide Takeover Proposal, the Company may, to the extent that the Board of Directors of the Company determines in good faith based on the advice of outside legal counsel that such action is required to comply with their fiduciary duties under applicable law, (A) furnish information with respect to the Company and its Subsidiaries to the Person making such Takeover Proposal and its representatives and discuss such information with such Person and its representatives and (B) participate in negotiations regarding such Takeover Proposal. The Company will promptly notify the Purchaser of receipt of any request for information or any Material Transaction Proposal, the material terms and conditions of such request or Material Transaction Proposal and the identity of the Person making any such request or Material Transaction Proposal, and will keep the Purchaser fully informed on a current basis of the status and details of any such request or Material Transaction Proposal. The Company will immediately cease and cause to be terminated any existing activities, discussions and negotiations conducted heretofore with respect to any Material Transaction Proposal.

     (b) Prior to the Shareholders Vote, the Board of Directors of the Company shall not (i) approve or recommend or propose publicly to approve or recommend any Material Transaction Proposal, (ii) cause or agree to cause the Company or any of its Subsidiaries to enter into any agreement (including, without limitation, any letter of intent or agreement in principle) related to a Material Transaction Proposal or (iii) withdraw or modify, in a manner adverse to the Purchaser, the approval or recommendation of the Board of Directors of the Company for the transactions contemplated by this Agreement. Notwithstanding the foregoing, if the Board of Directors of the Company receives a Takeover Proposal without having violated Section 4.3(a) hereof, the Board of Directors of the Company may, to the extent it determines in good faith based on the advice of outside legal counsel that such action is required to comply with their fiduciary duties under applicable law, take any action specified in clauses (i) or (ii) above with respect to such Takeover Proposal, but in each case only at a time that is at least five (5) business days after receipt by the Purchaser of written notice from the Company advising the Purchaser that the Board of Directors of the Company has resolved to take such action.

     (c) As used herein, "Material Transaction Proposal" means any inquiry, proposal or offer from any Person relating to (i) the direct or indirect acquisition or purchase of 5% or more of the assets (based on the fair market value thereof) of the Company and its Subsidiaries, taken as a whole, or of 5% or more of any class of equity securities of the Company or any of its Subsidiaries or any tender offer or exchange offer (including by the Company or its Subsidiaries) that if consummated would result in any person beneficially owning 5% or more of any class of equity securities of the Company or any of its Subsidiaries, or (ii) any merger, consolidation, business combination, sale of all or substantially all assets, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries other than the transactions contemplated by this Agreement. As used herein, "Takeover Proposal" means any inquiry, proposal or offer from any Person relating to (A) any of the matters set forth in clause (i) of the definition of Material Transaction Proposal but replacing "5%" with "50%" each place "5%" is used in such definition, (B) a sale of all or substantially all of the assets of the Company and its Subsidiaries or (C) a merger or consolidation of the Company as a result of which the shareholders of the Company immediately prior to such transaction would not beneficially own immediately after such transaction 50% or more of the resulting or surviving entity (or the parent thereof).

                                   ARTICLE V.

                                OTHER AGREEMENTS

     Section 5.1 Preparation of Proxy Statement. (a) As soon as practicable after the execution of this Agreement, the Company shall prepare and cause to be filed with the SEC preliminary proxy materials (the "Proxy Statement") for the solicitation of approval of the shareholders of the Company of (i) the issuance by the Company of shares of Common Stock pursuant to, and purchase of shares of Common Stock by the exercise of, the Warrants, (ii) such other transactions contemplated hereby and pursuant to the Ancillary Documents as may reasonably require approval of the Company's shareholders (together with clause (i), the "Shareholder Approval"), (iii) the election of directors and (iv) such other matters as the Company and the Purchaser may reasonably agree. Subject to compliance by the Purchaser of its covenants in this Section 5.1, the Company shall cause the Proxy Statement related thereto to materially comply with applicable law and the rules and regulations promulgated by the SEC, to respond promptly to any comments of the SEC or its staff and the Company shall use reasonable best efforts to cause the Proxy Statement to be mailed to the Company's shareholders as promptly as practicable. Each of the parties hereto shall promptly furnish to the other party all information concerning itself, its shareholders and its Affiliates that may be required or reasonably requested in connection with any action contemplated by this Section 5.1. If any event relating to any party occurs, or if any party becomes aware of any information, that should be disclosed in an amendment or supplement to the Proxy Statement, then such party shall inform the other thereof and shall cooperate with each other in filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to the shareholders of the Company. The Proxy Statement shall include the recommendations of the Board of Directors of the Company in favor of the exercise of the Warrant and the transactions contemplated hereby and thereby.

     (b) Each of the Company and the Purchaser agrees with respect to the information to be supplied by such party that: (i) none of the information to be supplied by such party or its Affiliates for inclusion in the Proxy Statement will, at the time the Proxy Statement is mailed to the shareholders of the Company, or as of the Shareholders Vote, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) as to matters respecting such party, the Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act, and the rules and regulations promulgated by the SEC thereunder.

     Section 5.2 Shareholders Meeting. The Company shall promptly after the date hereof take all action necessary in accordance with applicable law and its articles of incorporation and bylaws to hold and convene a meeting of the Company's shareholders (the "Shareholders Meeting") to provide for the Shareholders Vote with respect to the matters subject to Shareholder Approval and with respect to the other matters to be voted upon pursuant to
Section 5.1(a). Except as required by the SEC or applicable court order, the Company shall not postpone or adjourn (other than for the absence of a quorum) the Shareholders Meeting without the consent of the Purchaser. The Company shall take all other action necessary or advisable to secure the Shareholder Approval. Notwithstanding anything to the contrary contained herein, the Shareholders Meeting, the Shareholders Vote and the Shareholder Approval shall not be a condition to the consummation of the Closing or the sale and purchase of the Securities.

     Section 5.3 Public Statements. Before any party or any Affiliate of such party shall release any information concerning this Agreement or the Ancillary Documents or the matters contemplated hereby or thereby which is intended for or may result in public dissemination thereof, such party shall cooperate with the other parties, shall furnish drafts of all documents or proposed oral statements to the other parties, provide the other parties the opportunity to review and comment upon any such documents or statements and shall not release or permit release of any such information without the consent of the other parties, except to the extent required by applicable law or the rules of any securities exchange or automated quotation system on which its securities or those of its Affiliate are traded.

     Section 5.4 Reasonable Commercial Efforts. Subject to the terms and conditions provided in this Agreement, each party shall use reasonable commercial efforts to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings, including without limitation the filings and consents set forth on Schedule 5.4 hereto (the "Required Consents") and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement; provided that notwithstanding anything to the contrary in this Agreement, no party nor any of their Affiliates shall be required to make any disposition, including, without limitation, any disposition of, or any agreement to hold separate, any Subsidiary, asset or business, and no party hereto nor any of their Affiliates shall be required to make any payment of money nor shall any party or its Affiliates be required to comply with any condition or undertaking or take any action which, individually or in the aggregate, would materially adversely affect the economic benefits to such party of the transactions contemplated hereby and the Ancillary Documents, taken as a whole or materially adversely affect any other business of such party or its Affiliates.

     Section 5.5 HSR Act. The Company and the Purchaser will each make as promptly as practicable all filings it is required to make under the HSR Act with regard to the transactions which are the subject of this Agreement and each of them will take all reasonable steps within its control (including providing information to the Federal Trade Commission and the Department of Justice) to cause the waiting periods required by the HSR Act to be terminated or to expire as promptly as practicable. The Company and the Purchaser will each provide information and cooperate in all other respects to assist the other of them in making its filings under the HSR Act.

     Section 5.6 Reservation of Shares. The Company agrees to keep reserved for issuance at all time prior to conversion of the Shares and the exercise of the Warrants the aggregate number of Underlying Shares issuable upon conversion of the Shares and the exercise of the Warrants.

     Section 5.7 Notification of Certain Matters. Each party to this Agreement shall give prompt notice to each other party of the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any condition of any party contained in Article VI of this Agreement to not be satisfied at or prior to the Shareholders Vote; provided, however, that the delivery of any notice pursuant to this Section 5.7 shall not limit or otherwise affect any remedies available to the party receiving such notice. No disclosure by any party pursuant to this Section 5.7, however, shall be deemed to amend or supplement the disclosures set forth on the Schedules to Article III or prevent or cure any misrepresentations, breach of warranty or breach of covenant.

     Section 5.8 Further Assurances. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby, including without limitation making application as soon as practicable for all consents and approvals required in connection with the transactions contemplated hereby and diligently pursuing the receipt of such consents and approvals in good faith.

                                  ARTICLE VI.

                              CONDITIONS PRECEDENT

     Section 6.1 Conditions of the Purchaser. The obligation of the Purchaser to purchase the Securities at the Closing is subject to the satisfaction or waiver of each of the following conditions precedent at or prior to the Closing:

          (a) Representations and Warranties; Covenants. The representations and warranties of the Company contained in this Agreement and the Ancillary Documents shall be true and correct in all material respects on and as of the date of this Agreement or the date of such Ancillary Documents, as the case may be, and on and as of the Closing Date, with the same effect as though made on and as of such date, except (i) to the extent any such representation and warranty is made as of a specified date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specified date and (ii) where the inaccuracy of such representation and warranty constitutes an Excluded Breach, and the Company shall have performed in all material respects all obligations, agreements, undertakings, covenants and conditions of this Agreement and the Ancillary Documents required to be performed by it at or prior to the Closing Date.

          (b) No Litigation. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby or in the Ancillary Documents. No action, suit, investigation, arbitration, or administrative or governmental proceeding by any Governmental Entity shall be pending, seeking to restrain, prohibit or invalidate the transactions contemplated by this Agreement, or any of the Ancillary Documents.

          (c) Regulatory Approvals. All permits, consents, authorizations, orders and approvals of, and filings and registrations required under any Federal or state law, rule or regulation for or in connection with the execution and delivery of this Agreement and the Ancillary Documents and the consummation by the parties hereto of the transactions contemplated hereby and thereby shall have been obtained or made and all statutory waiting periods thereunder in respect thereof shall have expired, except where the failure to obtain any permit, consent, authorization, order or approval, or make any filing or registration would not have a Material Adverse Effect.

          (d) Company Certificate. The Company shall have delivered to the Purchaser a certificate, dated the Closing Date, signed by its chief executive officer or its chief financial officer, in form and substance reasonably satisfactory to the Purchaser, to the effect that the conditions set forth in Sections 6.1(a) and (b) have been satisfied.

          (e) Shareholder Agreement. The Shareholder Agreement shall have been duly executed and delivered by the Company.

          (f) Registration Rights Agreement. The Registration Rights Agreement shall have been duly executed and delivered by the Company.

          (g) Certificate of Designation. The Certificate of Designation shall have been duly filed with the Secretary of State of the State of Minnesota.

          (h) Distribution Agreement. The Distribution Agreement shall be in full force and effect and the Warrants to purchase 1,450,000 shares of Common Stock pursuant thereto shall have been issued to NBC.

          (i) Legal Opinion. The Purchaser shall have received from counsel for the Company, an opinion in form and substance reasonably acceptable to the Purchaser, addressed to the Purchaser.

     Section 6.2 Conditions of the Company. The obligation of the Company to sell the Securities at the Closing is subject to satisfaction or waiver of each of the following conditions precedent at or prior to the Closing:

          (a) Representations and Warranties; Covenants. The representations and warranties of the Purchaser contained in this Agreement and the Ancillary Documents shall be true and correct in all material respects on and as of the date of this Agreement and on and as of the Closing Date with the same effect as though made on and as of such date, except to the extent any such representation and warranty is made as of a specified date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specified date, and the Purchaser shall have performed in all material respects all obligations, agreements, undertakings, covenants and conditions of this Agreement and the Ancillary Documents required to be performed by it at or prior to the Closing.

          (b) No Litigation. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby or in the Ancillary Documents. No action, suit, investigation, arbitration, or administrative or governmental proceeding by any Governmental Entity shall be pending, seeking to restrain, prohibit or invalidate the transactions contemplated by this Agreement, or any of the Ancillary Documents.

          (c) Regulatory Consents. All permits, consents, authorizations, orders and approvals of, and filings and registrations required under Federal or state law, rule or regulation for or in connection with the execution and delivery of this Agreement and the Ancillary Documents and the consummation by the parties hereto of the transactions contemplated hereby and thereby shall have been obtained or made and all statutory waiting periods thereunder in respect thereof shall have expired, except where the failure to obtain any permit, consent, authorization, order or approval, or make any filing or registration would not have a Material Adverse Effect.

          (d) The Purchaser's Certificate. The Purchaser shall have delivered to the Company a certificate, dated the Closing Date, in form and substance reasonably satisfactory to the Company to the effect that the foregoing conditions set forth in Sections 6.2(a) and (b) have been satisfied.

          (e) Shareholder Agreement. The Shareholder Agreement shall have been duly executed and delivered by the Purchaser.

          (f) Distribution Agreement. The Distribution Agreement shall be in full force and effect.

          (g) Legal Opinion. The Company shall have received from counsel for the Purchaser, an opinion in form and substance reasonably acceptable to the Company, addressed to the Company.

          (h) Operating Agreement. The Operating Agreement shall be in full force and effect.

                                  ARTICLE VII.

                                      TERM

     Section 7.1 Termination. This Agreement may be terminated on or any time prior to the Closing:

          (a) by the mutual written consent of the Purchaser and the Company; or

          (b) by either the Company or Purchaser if the Closing shall have not have occurred on or prior to August 31, 1999 (the "Termination Date"), unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein required to be performed or observed by such party on or before the Closing; or

          (c) by the Company or the Purchaser pursuant to notice if any Governmental Entity of competent jurisdiction shall have denied any approval under any of the laws, rules or regulations described in

     Section 3.1(d) or 3.2(c) necessary for the consummation of the transactions contemplated hereby by a final and unappealable order.

     Section 7.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall forthwith become void, except for the obligations set forth in this Section and in Sections 8.6 and 8.7 and there shall be no liability or obligation on the part of the parties hereto except as otherwise provided in this Agreement. The termination of this Agreement under Section 7.1(b) shall not relieve any party of any liability for breach of this Agreement prior to the date of termination.

                                 ARTICLE VIII.

                                 MISCELLANEOUS

     Section 8.1 Survival of Representations and Warranties. All representations and warranties made herein or in any certificates delivered in connection with the Closing shall survive for a period of eighteen months after the Closing, provided, however, that (a) the Surviving Representations and Warranties shall not terminate pursuant to this Section 8.1 and shall continue to survive indefinitely and (b) the representations and warranties in Section 3.1(o) shall survive until 30 days after the expiration of the applicable statute of limitations relating to the taxes or other matters covered.

     Section 8.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by overnight courier as follows:

          (a) If to the Purchaser, to:

           G.E. Capital Equity Investments, Inc.
           120 Long Ridge Road
           Stamford, Connecticut 06927
           Attention: John Sprole

           Fax: (203) 357-3047

           with copies to:

           National Broadcasting Company, Inc.
           30 Rockefeller Plaza
           New York, New York 10112
           Attention: Stuart U. Goldfarb

           Fax: (212) 664-7896

           Simpson Thacher & Bartlett
           425 Lexington Avenue
           New York, New York 10017
           Attention: Richard Capelouto

           Fax: (212) 455-2502

          (b) If to the Company, to:

              ValueVision International, Inc.
           6740 Shady Oak Road
           Eden Prairie, Minnesota 55344-3433
           Attention: General Counsel

           Fax: (612) 947-0188

           With a copy to:

           Latham & Watkins
           633 West Fifth Street
           Suite 4000
           Los Angeles, CA 90071
           Attention: Michael W. Sturrock

           Fax: (213) 891-8763

or to such other address or addresses as shall be designated in writing. All notices shall be effective when received.

     Section 8.3 Entire Agreement; Amendment. This Agreement, the Ancillary Documents and the documents described herein and therein or attached or delivered pursuant hereto or thereto set forth the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing between the parties hereto executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as a waiver thereof nor shall any single or partial exercise by any party of any right preclude any other or future exercise thereof or the exercise of any other right.

     Section 8.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

     Section 8.5 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the laws of the state of New York applicable to contracts executed and performed within such state, and each party hereby submits to the jurisdiction of any state or U.S. federal court sitting within the county of New York or county of Hennepin. The parties hereto waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

     Section 8.6 Public Announcements. Each of the Company, the Purchaser and NBC agrees to hold in strict confidence and not to disclose to others the status of any discussions or relations among the parties with respect to the subject matter of this Agreement or the Ancillary Documents until such time as the parties mutually agree to publicly disclose such information or are legally obligated to disclose such information or are obligated by applicable Nasdaq rules to disclose such information.

     Section 8.7 Fees and Expenses. Each party shall bear its own costs and expenses incurred in connection with this Agreement and the Ancillary Documents and the transactions contemplated hereby, including the fees and expenses of their respective accountants and counsel.

     Section 8.8 Indemnification by the Company. (a) Subject to the provisions of Section 8.8(d), the Company agrees to indemnify and save harmless the Purchaser and each of the respective partners, officers, directors, employees, agents and Affiliates of the Purchaser in their respective capacities as such (the "Purchaser Indemnitees"), from and against any and all actions, suits, claims, proceedings, costs, damages, judgments, amounts paid in settlement (subject to Section 8.8(b)) and expenses (including without limitation reasonable attorneys' fees and disbursements)(collectively, "Losses"), relating to or arising out of any inaccuracy in or breach of the representations, warranties, covenants or agreements made by the Company herein other than any inaccuracy or breach of any representation or warranty that constitutes an Excluded Breach.

     (b) A Purchaser Indemnitee shall give written notice to the Company of any claim with respect to which it seeks indemnification promptly after the discovery by such party of any matters giving rise to a claim for indemnification; provided that the failure of any Purchaser Indemnitee to give notice as provided herein shall not relieve the Company of its obligations under this Section 8.8 unless and to the extent that the Company shall have been materially prejudiced by the failure of such Purchaser Indemnitee to so notify the Company. In case any such action, suit, claim or proceeding is brought against a Purchaser Indemnitee, the Company shall be entitled to participate in the defense thereof and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to the Purchaser, and after notice from the Company of its election so to assume the defense thereof, the Company will not be liable to such Purchaser Indemnitee under this Section 8.8 for any legal or other expense subsequently incurred by such Purchaser Indemnitee in connection with the defense thereof; provided, however, that (i) if the Company shall elect not to assume the defense of such claim or action or (ii) if outside legal counsel to the Purchaser Indemnitee reasonably determines that there may be a conflict between the positions of the Company and of the Purchaser Indemnitee in defending such claim or action, then separate counsel shall be entitled to participate in and conduct the defense, and the Company shall be liable for any legal or other expenses reasonably incurred by the Purchaser Indemnitee in connection with the defense (but only with respect to one such separate counsel). The Company shall not be liable for any settlement of any action, suit, claim or proceeding effected without its written consent; provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company further agrees that it will not, without the Purchaser Indemnitee's prior written consent (which consent shall not be unreasonably withheld), settle or compromise any claim or consent to entry of any judgment in respect thereof in any pending or threatened action, suit, claim or proceeding in respect of which indemnification may be sought hereunder unless such settlement or compromise includes an unconditional release of the Purchaser and each other Purchaser Indemnitee from all liability arising out of such action, suit, claim or proceeding.

     (c) The indemnification provided for in this Section 8.8 shall be the exclusive post-Closing remedy available to the Purchaser with respect to any inaccuracy in or breach of any representation or warranty made by the Company in this Agreement; provided that nothing herein shall prevent the Purchaser from pursuing any remedies legally available for fraud or fraudulent misrepresentation. Any payment made pursuant to this Section 8.8 shall be treated as an adjustment to the purchase price.

     (d) Notwithstanding anything to the contrary in this Agreement, the Company shall only indemnify and hold harmless the Purchaser Indemnitees under Section 8.8(a) with respect to any Loss relating to or arising out of any inaccuracy in or breach of any representation or warranty made by the Company if, and only if, such Loss, together with the aggregate of all other Losses relating to or arising out of any inaccuracy in or breach of any representation or warranty made by the Company shall exceed $500,000, whereupon the Company shall be liable for all such Losses up to the aggregate purchase price set forth in Section 2.1(b) hereof.

     Section 8.9 Indemnification by the Purchaser. (a) The Purchaser agrees to indemnify and save harmless the Company and each of the respective partners, officers, directors, employees, agents and Affiliates of the Company in their respective capacities as such (the "Company Indemnitees") from and against any and all Losses relating to or arising out of any inaccuracy in or breach of the representations, warranties, covenants or agreements made by the Purchaser herein.

     (b) A Company Indemnitee shall give written notice to Purchaser of any claim with respect to which it seeks indemnification promptly after the discovery by such party of any matters giving rise to a claim for indemnification; provided that the failure of any Company Indemnitee to give notice as provided herein shall not relieve Purchaser of its obligations under this Section 8.9 unless and to the extent that Purchaser shall have been materially prejudiced by the failure of such Company Indemnitee to so notify the Purchaser. In case any such action, suit, claim or proceeding is brought against a Company Indemnitee, the Purchaser shall be entitled to participate in the defense thereof and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to the Company, and after notice from the Purchaser of its election so to assume the defense thereof, the Purchaser will not be liable to such Company Indemnitee under this Section 8.9 for any legal or other expense subsequently incurred by such Company Indemnitee in connection with the defense thereof; provided, however, that (i) if the Purchaser shall elect not to assume the defense of such claim or action or (ii) if outside legal counsel to the Company Indemnitee reasonably determines that there may be a conflict between the positions of the Purchaser and of the Company Indemnitee in defending such claim or action, then separate counsel shall be entitled to participate in and conduct the defense, and the Purchaser shall be liable for any legal or other expenses reasonably incurred by the Company Indemnitee in connection with the defense (but only with respect to one such separate counsel). The Purchaser shall not be liable for any settlement of any action, suit, claim or proceeding effected without its written consent; provided, however, that the Purchaser shall not unreasonably withhold, delay or condition its consent. The Purchaser further agrees that it will not, without the Company Indemnitee's prior written consent (which consent shall not be unreasonably withheld), settle or compromise any claim or consent to entry of any judgment in respect thereof in any pending or threatened action, suit, claim or proceeding in respect of which indemnification may be sought hereunder unless such settlement or compromise includes an unconditional release of the Company and each other Company Indemnitee from all liability arising out of such action, suit, claim or proceeding.

     (c) The indemnification provided for in this Section 8.9 shall be the exclusive post-Closing remedy available to the Company with respect to any inaccuracy in or breach of any representation or warranty made by Purchaser in this Agreement; provided that nothing herein shall prevent the Company from pursuing any remedies legally available for fraud or fraudulent misrepresentation. Any payment made pursuant to this Section 8.9 shall be treated as an adjustment to the purchase price.

     Section 8.10 Successors and Assigns; Third Party Beneficiaries. Subject to applicable law and the following sentence, the Purchaser may assign its rights under this Agreement in whole or in part only to any Affiliate of the Purchaser, but no such assignment shall relieve the Purchaser of its obligations hereunder. The Purchaser shall not assign any rights under this Agreement to any Affiliate if (a) such assignment would cause any representation or warranty of the Purchaser to become materially untrue or incorrect, (b) such Affiliate does not expressly assume pursuant to a document in form and substance reasonably satisfactory to the Company all of the obligations of the Purchaser associated with the rights proposed to be assigned or (c) such assignment would materially delay or impair consummation of the transactions contemplated by this Agreement or the Ancillary Documents. The Company may not assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the Purchaser. Any purported assignment in violation of this Section shall be void. NBC shall be a third party beneficiary with respect to Sections 2.1, 2.4, and any representations and warranties, covenants or agreements herein relating to the Warrants and shall be entitled to the benefit of such provisions.

     Section 8.11 Arbitration. Any controversy, dispute or claim arising out of, in connection with or in relation to the interpretation, performance or breach of this Agreement, shall be determined, at the request of any party, by arbitration in a city mutually agreeable to the parties to such controversy, dispute or claim, or, failing such agreement, in New York, New York or Minneapolis, Minnesota, before and in accordance with the then-existing Rules for Commercial Arbitration of the American Arbitration Association, and any judgment or award rendered by the arbitrator will be final, binding and unappealable and judgment may be entered by any state or Federal court having jurisdiction thereof. The pre-trial discovery procedures of the Federal Rules of Civil Procedure shall apply to any arbitration under this Section 8.11. Any controversy concerning whether a dispute is an arbitrable dispute or as to the interpretation or enforceability of this Section 8.11 shall be determined by the arbitrator. The arbitrator shall be a retired or former United States District Judge or other person acceptable to each of the parties, provided such individual has substantial professional experience with regard to corporate or partnership legal matters. The parties intend that this agreement to arbitrate be valid, enforceable and irrevocable.

     Section 8.12 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity.

     Section 8.13 Headings, Captions and Table of Contents. The section headings, captions and table of contents contained in this Agreement are for reference purposes only, are not part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized representatives, all as of the date first above written.

                                          VALUEVISION INTERNATIONAL, INC.

                                          By: /s/ GENE MCCAFFERY
                                             -----------------------------------
                                            Name: Gene McCaffery
                                            Title: Chief Executive Officer

                                          G.E. CAPITAL EQUITY INVESTMENTS, INC.

                                          By: /s/ JAMES BROWN
                                             -----------------------------------
                                            Name: James Brown
                                            Title: Department Operations Manager

                     FORM OF FIRST AMENDMENT AND AGREEMENT

     FIRST AMENDMENT AND AGREEMENT, dated as of April   , 1999 (this
"Amendment"), to the Investment Agreement, dated as of March 8, 1999 (the "Investment Agreement"), by and between VALUEVISION INTERNATIONAL, INC. (the "Company") and G.E. CAPITAL EQUITY INVESTMENTS, INC. (the "Purchaser").

                                  WITNESSETH:

     WHEREAS, pursuant to the terms of the Investment Agreement and the Ancillary Documents (as defined in the Investment Agreement), the Company is issuing to the Purchaser and its affiliates certain securities (the "Securities");

     WHEREAS, the parties have subsequently determined that shareholder approval of the issuance a portion of the Securities is required by the rules and regulations of the Nasdaq Stock Market (the "Nasdaq Rules"); and

     WHEREAS, the Company and the Purchaser have agreed to amend the terms of the Investment Agreement to comply with the Nasdaq Rules.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I. Defined Terms. Terms defined in the Investment Agreement and used herein shall have the meanings given to them in the Investment Agreement.

     II. Amendments to Investment Agreement. The Investment Agreement shall be amended as follows:

          1. The following definition shall be added in the appropriate alphabetical place in Section 1.1 of the Investment Agreement:

             "Additional Preferred Shares" shall have the meaning set forth in
        Section 2.1(a).

             "Second Closing" and "Second Closing Date" shall have the meanings set forth in Section 5.9(a).

             "Second Closing Consideration" shall have the meaning set forth in
        Section 2.1(b).

          2. The following sentence shall be added to the end of Section 2.1(a) of the Investment Agreement:

        At the Closing, the Purchaser shall Purchase 3,739,500 shares of Preferred Stock. The difference between 5,339,500 shares and the 3,739,500 shares of Preferred Stock purchased at the Closing (i.e. 1,600,000 shares) shall be referred to as the "Additional Preferred Shares".

          3. The following sentence shall be added to the end of Section 2.1(b) of the Investment Agreement:

        Of this amount, the Purchaser shall pay at the Closing an amount equal to (i) $44,265,000 minus (ii) the product of (A) the number of Additional Preferred Shares multiplied by (B) $8.288. The difference between $44,265,000 and the amount paid by the Purchaser at the Closing shall be referred to as the "Second Closing Consideration".

          4. The word "Securities" in Section 2.2 of the Investment Agreement shall be replaced with the words "Securities (other than the Additional Preferred Shares)" each time the word "Securities" appears in Section 2.2.

          5. The first sentence of Section 5.1(a) shall be replaced with the following sentence:

        As soon as practicable after the execution of this Agreement, the Company shall prepare and cause to be filed with the SEC preliminary proxy materials (the "Proxy Statement") for the solicitation of approval of the shareholders of the Company of (i) the issuance by the Company of shares of Common Stock pursuant to, and purchase of shares of Common Stock by the exercise of, the Warrants, (ii) the issuance and sale by the Company of the Additional Preferred Shares, (iii) such other transactions contemplated hereby and pursuant to the Ancillary Documents as may reasonably require approval of the Company's shareholders (together with clauses (i) and (ii), the "Shareholder Approval"), (iv) the election of directors and (v) such other matters as the Company and the Purchaser may reasonably agree.

          6. The following sections shall be added to the end of Article V of the Investment Agreement:

             Section 5.9 Agreement to Sell and Purchase Additional Preferred Shares. (a) If Shareholder Approval is obtained with respect to the issuance and sale of the Additional Preferred Shares, the Company agrees to issue and sell, and the Purchaser agrees to purchase, the Additional Preferred Shares for an aggregate purchase price equal to the Second Closing Consideration (the "Second Closing"). Such purchase shall occur at such time as the Purchaser and the Company shall agree (but in no event later than the third Business Day following the receipt of such Shareholder Approval), unless otherwise agreed to by the parties (the date of such purchase, the "Second Closing Date").

             (b) At the Second Closing: (i) the Company shall deliver to the Purchaser, against payment of the Second Closing Consideration, stock certificates for the Additional Preferred Shares to be sold in accordance with the provisions of Section 5.9(a), registered in the name of the Purchaser or its nominee (subject to the provisions herein and in the Ancillary Documents) and in such denominations as the Purchaser shall specify not less than two Business Days prior to the Second Closing Date; and (ii) the Purchaser, in full payment for the Additional Preferred Shares, against delivery of the stock certificates referred to above, shall deliver to the Company on the Second Closing Date immediately available funds, by wire transfer to such account as the Company shall specify at least three Business Days prior to the Second Closing Date, in the amount equal to the Second Closing Consideration.

             Section 5.10 Conduct of Business Pending the Second Closing. If Shareholder Approval is obtained with respect to the issuance and sale of the Additional Preferred Shares, the Company shall not, prior to the Second Closing Date, take any action specified in Section 4.1(b) hereof.

          7. The first sentence of Section 3.1(e)(ii) shall be replaced with the following sentence:

        Upon delivery of and payment for the Shares on the Closing Date or the Second Closing Date, as applicable, as provided herein, such Shares to be purchased on the Closing Date or the Second Closing Date, as applicable, will be duly and validly authorized and issued, fully paid and nonassessable and not subject to preemptive rights, and the Purchaser will acquire good title thereto, free and clear of all Liens (other than any Lien created by the Purchaser).

          8. Except to the extent amended or modified by this Amendment or as otherwise specified, for the avoidance of doubt, all references in the Investment Agreement to "Preferred Stock" or "Shares" or "Securities" shall include, and all terms and provisions relating thereto shall apply to, the Additional Preferred Shares.

     III. Condition to Effectiveness. This Amendment shall become effective on the date on which the Company and the Purchaser shall have executed and delivered this Amendment (the "Amendment Effective Date").

     IV. General

          1. Representation and Warranties of the Company. The Company represents and warrants to the Purchaser as of the date hereof and as of the Second Closing Date as follows:

             (a) Authorization; No Conflicts. The Company has full corporate power and authority to enter into this Amendment and to perform its obligations hereunder. The execution, delivery and performance by the Company of this Amendment and the consummation of the Company's obligations hereunder have been duly authorized by all necessary corporate action. This Amendment has been duly and validly executed and delivered by the Company. The Company's Board of

        Directors has resolved to recommend that its shareholders vote for the Shareholder Approval. This Amendment constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and by general equitable principles. Except as set forth in Schedule 3.1(c) to the Investment Agreement, the execution, delivery and performance of this Amendment by the Company, the consummation of the transactions by the Company contemplated hereby and the compliance by the Company with the provisions hereof will not conflict with, violate or result in a breach of any provision of, require a consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Company or Material Subsidiaries under,
        (i) the articles of incorporation, by-laws or other governing instrument of the Company or any Material Subsidiary, (ii) any Contractual Obligation of the Company or any Material Subsidiary or (iii) assuming that the filings, consents and approvals specified in Schedule 3.1(d) to the Investment Agreement have been obtained or made and any waiting period applicable thereto has expired or been terminated, any Requirement of Law applicable to the Company or any Material Subsidiary, except, in the case of clauses (ii) and (iii) above, such conflicts, violations, breaches, consents, approvals, notices, defaults, terminations, accelerations or Liens which would not have a Material Adverse Effect.

             (b) Consents. Except as set forth in Schedule 3.1(d) to the Investment Agreement, no consent, approval, order or authorization of, registration, declaration or filing with, or notice to, any Governmental Entity is required on the part of the Company or any of its Subsidiaries in connection with the execution and delivery by the Company of this Amendment, the consummation by the Company of the transactions contemplated hereby or the performance by the Company of its obligations hereunder, except for (i) the filing of all notices, reports and other documents required by, and the expiration of all waiting periods under, the HSR Act and the rules and regulations promulgated by the FCC, (ii) such filings as may be required under the blue sky laws of the various states, (iii) the filing of the Certificate of Designation with the Secretary of State of the State of Minnesota and (iv) such consents, approvals, orders, authorizations, registrations, declarations, filings or notices of which the failure to make or obtain would not have a Material Adverse Effect.

          2. Representation and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as of the date hereof and as of the Second Closing Date as follows:

             (a) Authorization; No Conflicts. The execution and delivery of this Amendment and the consummation of the transactions contemplated hereby have been authorized by all necessary corporate action on behalf of the Purchaser. This Amendment has been duly and validly executed and delivered on behalf of the Purchaser, and this Amendment is a valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms. The execution, delivery and performance of this Amendment, the consummation by the Purchaser of the transactions contemplated hereby and the compliance by Purchaser with the provisions hereof will not conflict with, violate or result in a breach of any provision of, require a consent, approval or notice under, or constitute a default (or an event, which, with notice or lapse of time or both, would constitute a default) under, (i) any organizational document of the Purchaser or NBC, (ii) any Contractual Obligation of the Purchaser or NBC, or (iii) assuming that the clearances, filings, consents and approvals specified in Schedule 3.2(c) to the Investment Agreement have been obtained or made and any waiting period applicable thereto has expired or been terminated, any Requirement of Law applicable to the Purchaser or NBC, except, in the case of clauses (ii) and (iii) above, such conflicts, violations, breaches, consents, approvals, notices, defaults, terminations, accelerations or Liens which would not have a Material Adverse Effect.

             (b) Consents and Approvals. Except as set forth in Schedule 3.2(c) to the Investment Agreement, no consent, approval, order or authorization of, registration, declaration or filing with, or notice to, any Governmental Entity is required on the part of Purchaser in connection with the execution and delivery by Purchaser of this Amendment, the consummation by the Purchaser of the transactions contemplated hereby or the performance by the Purchaser of its obligations hereunder, except for (i) the filing of all notices, reports and other documents required by, and the expiration of all waiting periods under, the HSR Act and the rules and regulations promulgated by the FCC, and (ii) such consents, approvals, orders, authorizations, registrations, declarations, filings or notices of which the failure to make or obtain would not have a Material Adverse Effect. The Purchaser is fully qualified under the FCC's rules, regulations, and policies (including, but not limited to, its television network and its multiple ownership rules) to consummate the transactions contemplated by this Amendment, and such consummation shall not cause the Company to be deemed to be an attributable owner of, or vertically integrated with, any cable system for purposes of any of the provisions of 47 C.F.R. part 76, or to be deemed an "affiliate" of any cable system for purposes of the commercial leased access rules as established in 47 C.F.R. sec. 76.970(b).

          3. Payment of Expenses. Each of the Company and the Purchaser agrees to pay for its own out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of counsel.

          4. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Investment Agreement and the Ancillary Documents are and shall remain in full force and effect. This Amendment shall be part of the Investment Agreement.

          5. Governing Law; Counterparts. (a) This Amendment shall be governed and construed in accordance with the laws of the State of New York applicable to contracts executed and performed within such state, and each party hereby submits to the jurisdiction of any state or U.S. federal court sitting within the County of New York or County of Hennepin. The parties hereto waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Amendment.

          (b) This Amendment may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto or by their respective duly authorized representatives, all as of the date first above written.

                                          VALUEVISION INTERNATIONAL, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          G.E. CAPITAL EQUITY INVESTMENTS, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                    ANNEX C
                                    FORM OF

                        VALUEVISION INTERNATIONAL, INC.

                           CERTIFICATE OF DESIGNATION
                                       OF
                SERIES A REDEEMABLE CONVERTIBLE PREFERRED STOCK

     Pursuant to Section 302A.401 of the Minnesota Business Corporation Act, ValueVision International, Inc., a Minnesota corporation (the "Corporation"), hereby certifies that the following resolutions were duly adopted by its Board
of Directors on             , 1999 to set forth the powers, designations,
preferences and relative, participating, optional or other rights of its Redeemable Convertible Preferred Stock:

     RESOLVED, that, pursuant to the authority granted to the Board of Directors in the Articles of Incorporation, there is hereby created, and the Corporation is hereby authorized to issue, a series of Preferred Stock (as defined in the Articles of Incorporation) having the following powers, designations, preferences and rights:

     I. Designation of Series and Number of Shares. This series of the Preferred Stock shall be designated the "Series A Redeemable Convertible Preferred Stock" (the "Convertible Preferred Stock") and shall consist of 5,339,500 shares, par value $.01 per share. The stated value of the Convertible Preferred Stock shall be $8.288 per share (the "Stated Value"). The number of shares of Convertible Preferred Stock may be decreased from time to time, as such shares are converted or redeemed as provided herein, by a resolution of the Board of Directors filed with the Secretary of State of the State of Minnesota.

     II. Rank. (a) All shares of Convertible Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to all of the Corporation's now or hereafter issued Common Stock, par value $0.01 per share ("Common Stock"), and to all of the Corporation's now existing or hereafter issued capital stock which by its terms ranks junior to the Convertible Preferred Stock both as to the payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, when and if issued (the Common Stock and any such other capital stock being herein referred to as "Junior Stock").

     (b) No payment on account of the purchase, redemption, retirement or other acquisition of shares of Junior Stock or any class or series of the Corporation's capital stock which by its terms ranks junior to the Convertible Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (the Junior Stock and any such other class or series of the Corporation's capital stock being herein referred to as "Junior Liquidation Stock"), shall be made directly or indirectly by the Corporation unless and until all the Convertible Preferred Stock shall have been converted into Common Stock or redeemed as provided for herein or otherwise reacquired by the Corporation.

     III. Dividends. (a) In the event that the Corporation declares and pays any dividend on the Common Stock while any shares of Convertible Preferred Stock are outstanding, dividends shall be paid on the outstanding shares of Convertible Preferred Stock on the same basis as if such Convertible Preferred Stock had been converted to Common Stock pursuant to Section VI hereof prior to the date fixed for determination of the holders of Common Stock entitled to such dividend. Holders of Convertible Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the dividends provided for herein. Such dividends shall be payable to holders of record at the close of business on the date specified by the Board of Directors (or, to the extent permitted by applicable law, a duly authorized committee thereof) at the time such dividend is declared (the "Dividend Payment Date")(with such record date and Dividend Payment Date being the same as the record date and dividend payment date, respectively, of the Common Stock), in preference to dividends on the Junior Stock and any other capital stock of the Corporation which by its terms ranks junior as to dividends to the Convertible Preferred Stock (the Junior Stock and any such other class or series of the Corporation's capital stock being herein referred to as "Junior Dividend Stock"). All dividends paid with respect to shares of Convertible Preferred Stock pursuant to this Section III shall be paid pro rata to the holders entitled thereto.

     (b) No dividend or other distribution, other than dividends payable solely in shares of Junior Stock, shall be declared, paid or set apart for payment on shares of Junior Dividend Stock, unless and until all accrued and unpaid dividends on the Convertible Preferred Stock shall have been paid or declared and set apart for payment and, to the extent required by paragraph III(a), the related dividend is declared and paid on the Convertible Preferred Stock.

     (c) No dividends shall be declared, paid or set apart for payment on shares of any class or series of the Corporation's capital stock whether now existing or hereafter issued which by its terms ranks, as to dividends, on a parity with the Convertible Preferred Stock (any such class or series of the Corporation's capital stock being herein referred to as "Parity Dividend Stock") for any period unless dividends have been, or contemporaneously are, paid or declared and set apart for payment on the Convertible Preferred Stock. No dividends shall be paid on Parity Dividend Stock except on dates on which dividends are paid on the Convertible Preferred Stock. All dividends paid or declared and set apart for payment on the Convertible Preferred Stock and any Parity Dividend Stock shall be paid or declared and set apart for payment pro rata so that the amount of dividend paid or declared and set apart for payment per share on the Convertible Preferred Stock and the Parity Dividend Stock on any date shall in all cases bear to each other the same ratio that accrued and unpaid dividends on the Convertible Preferred Stock and the Parity Dividend Stock bear to each other.

     IV. Liquidation Preference. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the then outstanding shares of Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders an amount in cash equal to the Stated Value for each share outstanding, plus an amount equal to the dividends accrued and unpaid, if any, on such shares on the date of final distribution to such holders without interest before any payment shall be made or any assets distributed to the holders of shares of Junior Liquidation Stock. The entire assets of the Corporation available for distribution to holders of Convertible Preferred Stock and any class or series of the Corporation's capital stock which by its terms ranks on a parity with the Convertible Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (any such class or series of the Corporation's capital stock being herein referred to as "Parity Liquidation Stock") shall be distributed ratably among the holders of the Convertible Preferred Stock and any Parity Liquidation Stock in proportion to the respective preferential amounts (including accrued and unpaid dividends, if any) to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the liquidation preferences of the shares of the Convertible Preferred Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation.

     V. Redemption.

     (a) Mandatory Redemption. On the tenth anniversary of the date of issuance of the Convertible Preferred Stock (the "Issue Date"), the Corporation shall redeem for cash, out of any source of funds legally available therefor, all of the outstanding shares of Convertible Preferred Stock, at a redemption price equal to 100% of the Stated Value per share, plus an amount in cash equal to all declared and unpaid dividends, if any, thereon outstanding to the redemption date.

     (b) Redemption Upon Change in Control. Upon the occurrence of a Change in Control, the Convertible Preferred Stock shall be redeemable at the option of the holders thereof, in whole or in part, at a redemption price per share equal to 100% of the Stated Value plus declared and unpaid dividends, if any, thereon outstanding to the redemption date. The Corporation shall redeem the number of shares specified in the holders' notices of election to redeem pursuant to
Section V(c)(ii) hereof on the date fixed for redemption. A "Change of Control" shall mean (i) the consummation by the Corporation of a merger, consolidation or other business combination in a transaction or series of transactions as a result of which the holders of the Common Stock immediately prior to such transaction or series of transactions will hold less than 50% of the voting power of all outstanding voting securities of the surviving entity, (ii) the consummation of a sale or other disposition in one or more transactions by the Corporation or its subsidiaries of all or substantially all of the Corporation's consolidated assets other than among the Corporation and its subsidiaries, (iii) the acquisition by any person or entity, together with its affiliates (as defined in Rule 12b-2 under the Exchange Act of 1934, as amended (the "Exchange Act")), or any other group (as defined in Section 13(d) of the Exchange Act), including through the formation of any such group or the affiliation of any such persons or entities other than any Restricted Party (as defined in the Shareholder Agreement) or an Affiliate thereof or any 13D Group (as defined in the Shareholder Agreement) of which any of them is a member, of beneficial ownership of a majority of the voting power of all the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors or (iv) Continuing Directors no longer constitute a majority of the Board of Directors of the Corporation. For purposes of this paragraph (b), "Continuing Directors" shall mean (i) each director who is a member of the Board of Directors of the Corporation on the date hereof and (ii) each other director whose initial nomination as a director was approved by a majority of the Continuing Directors as of the time of such nomination (including, without limitation, director designees of the Restricted Parties pursuant to the Shareholder Agreement).

     (c) Procedure for Mandatory Redemption. In the event that the Corporation shall redeem shares of Convertible Preferred Stock pursuant to Section V(a) hereof, notice of such redemption shall be mailed by first-class mail, postage prepaid, and mailed not less than 30 days nor more than 90 days prior to the redemption date to the holders of record of the shares to be redeemed at their respective addresses as they shall appear in the records of the Corporation; provided, however, that failure to give such notice or any defect therein or in the mailing thereof shall not affect the validity of the proceeding for the redemption of any shares so to be redeemed except as to the holder to whom the Corporation has failed to give such notice or except as to the holder to whom notice was defective. Each such notice shall state: (A) the redemption date; (B) the number of shares of Convertible Preferred Stock to be redeemed; (C) the redemption price; (D) the place or places where certificates for such shares are to be surrendered for payment of the redemption price (which place shall be the principal place of business of the Corporation); and (E) that the holder's right to convert such shares into shares of Common Stock shall terminate on the close of business on the tenth business day preceding such redemption date.

     (d) Procedure for Change in Control Redemption. (i) If a Change in Control should occur, then, in any one or more of such events the Corporation shall give written notice by first-class mail, postage prepaid, to each holder of Convertible Preferred Stock at its address as it appears in the records of the Corporation, which notice shall describe such Change in Control and shall state the date on which the Change in Control is expected to take place, and shall be mailed within 10 business days following the occurrence of the Change in Control. Such notice shall also set forth (in addition to the information required by the next succeeding paragraph): (A) each holder's right to require the Corporation to redeem shares of Convertible Preferred Stock held by such holder as a result of such Change in Control; (B) the redemption price; (C) the optional redemption date (which date shall be no earlier than 30 days and no later than 90 days from the date of such Change in Control); (D) the procedures to be followed by such holder in exercising its right of redemption, including the place or places where certificates for such shares are to be surrendered for payment of the redemption price (which place shall be the principal place of business of the Corporation); and (E) that the holder's right to convert such shares into shares of Common Stock shall terminate on the close of business on the tenth business day preceding such redemption date with respect to any shares of Convertible Preferred Stock with respect to which the holder thereof has exercised its right to require the Corporation to redeem pursuant to Section V(d). In the event a holder of shares of Convertible Preferred Stock shall elect to require the Corporation to redeem any or all of such shares of Convertible Preferred Stock, such holder shall deliver, within 20 days of the mailing to it of the Corporation's notice described in this Section V(c)(ii), a written notice stating such holder's election and specifying the number of shares to be redeemed pursuant to Section V(b) hereof.

     (ii) In the case of any redemption pursuant to Section V(b) hereof, the notice by the Corporation shall describe the Change in Control, including a description of the Surviving Person and, if applicable, the effect of the Change in Control on the Common Stock. The notice shall be accompanied by (A) the consolidated balance sheet of the Corporation and its Subsidiaries as of the end of the most recent fiscal year of the Corporation for which such information is available and the related consolidated statements of operations and cash flows for such fiscal year, in each case setting forth the comparative figures for the preceding fiscal year, accompanied by an opinion of independent public accountants of nationally recognized standing selected by the Corporation as to the fair presentation in accordance with generally accepted accounting principles of such financial statements, and (B) a consolidated balance sheet of the Corporation and its Subsidiaries as of the end of the most recent fiscal quarter of the Corporation for which such information is available and the related consolidated statements of operations and cash flows for such quarter and for the portion of the Corporation's fiscal year ended at the end of such fiscal quarter, in each case setting forth in comparative form the figures for the corresponding quarter and the corresponding portion of the Corporation's preceding fiscal year. For so long as the Corporation is subject to the periodic reporting requirements of the Exchange Act and makes timely filings thereunder, the delivery requirements of the preceding sentence shall be satisfied by the Corporation's most current report, schedule, registration statement, definitive proxy statement or other document on file with the United States Securities and Exchange Commission.

     (e) Notice by the Corporation having been mailed as provided in Section V(c) hereof, or notice of election having been mailed by the holders as provided in Section V(d) hereof, and provided that on or before the applicable redemption date funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for or entitled to redemption, so as to be and to continue to be available therefor, then, from and after the redemption date (unless the Corporation defaults in the payment of the redemption price, in which case such rights shall continue until the redemption price is paid), such shares shall no longer be deemed to be outstanding and shall not have the status of shares of Convertible Preferred Stock, and all rights of the holders thereof as shareholders of the Corporation (except the right to receive the applicable redemption price and any accrued and unpaid dividends, if any, from the Corporation and the right to convert such shares into shares of Common Stock, which shall continue until the close of business on the tenth business day preceding the date of redemption in accordance with
Section VI hereof) shall cease. Upon surrender of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and a notice by the Corporation shall so state), such shares shall be redeemed by the Corporation at the applicable redemption price as aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares without cost to the holder thereof.

     VI. Conversion.

     (a) Conversion. Subject to adjustments as provided herein, each full share of Convertible Preferred Stock shall be convertible at the option of the holder thereof, at any time (including upon a Change of Control) from the Issue Date until the close of business on the tenth business day prior to any date fixed for redemption of such share as herein provided, into a number of fully paid and nonassessable shares of Common Stock equal to the Stated Value of each full share of the Convertible Preferred Stock to be converted divided by a conversion price (the "Conversion Price"), which initially shall be $8.288 [The Conversion Price will be adjusted as set forth in this Section VI if prior to the Issued Date any event occurs that would result in an adjustment to the Conversion Price if such event occurred after the Issue Date.]

     (b) Conversion Procedures. (i) Any holder of shares of Convertible Preferred Stock desiring to convert any or all of such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Convertible Preferred Stock at the principal office of the Corporation, as transfer agent (in such capacity, the "Transfer Agent") for the Convertible Preferred Stock which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects, as of the date of surrender of such Convertible Preferred Stock, to convert such shares of Convertible Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued. Any transfer taxes shall be paid in accordance with
Section XI hereof.

     (ii) The Corporation shall, as soon as practicable after such surrender of certificates evidencing shares of Convertible Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of the Transfer Agent to the holder for whose account such shares of Convertible Preferred Stock were so surrendered, or to the nominee of such entity, certificates evidencing the number of full shares of Common Stock to which such holder shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as hereinafter provided. Such conversion shall be deemed to have been made as of the date of the surrender of certificates evidencing shares of Convertible Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained and the entity or entities entitled to receive the Common Stock deliverable upon conversion of such Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date (the "Conversion Date"). The holder of record of any share of Convertible Preferred Stock on any record date for the holders entitled to receive any dividend or distribution in respect of the Convertible Preferred Stock will be entitled to receive such dividend or distribution on the date specified for payment thereof notwithstanding that such share of Convertible Preferred Stock may be converted prior to such payment's date but after such record date.

     (c) Adjustment of Conversion Price. The Conversion Price at which a share of Convertible Preferred Stock is convertible into Common Stock shall be subject to adjustment from time to time as follows:

          (i) In case the Corporation shall, after the Issue Date, pay a dividend or make a distribution on its Common Stock or on any other class or series of capital stock of the Corporation which dividend or distribution includes or is convertible (without the payment of any consideration other than surrender of such convertible security) into Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for determination of the holders of Common Stock or capital stock entitled to such payment or distribution (the "Record Date") shall be reduced by multiplying such Conversion Price by a fraction of which (A) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date and (B) the denominator shall be the sum of such number of shares and the total number of shares constituting or included in such dividend or other distribution (or in the case of a dividend consisting of securities convertible into Common Stock, the number of shares of Common Stock into which such securities are convertible), such reduction to become effective immediately after the opening of business on the day following the Record Date ; provided, however, that if any such dividend or distribution is rescinded and not paid, then the Conversion Price shall, as of the date when it is determined that such dividend or distribution price will be rescinded, revert back to the Conversion Price in effect prior to the adjustment made pursuant to this paragraph.

          (ii) In case the Corporation shall issue or sell (a) Common Stock, (b) rights, warrants or options entitling the holders thereof to subscribe for or purchase shares of Common Stock or (c) any security convertible into Common Stock, in each case at a price, or having an exercise or conversion price, per share less than the then-current Market Price per share of Common Stock on (x) the date of such issuance or sale or (y) in the case of a dividend or distribution of such rights, warrants, options or convertible securities to the holders of Common Stock, the date fixed for determination of the holders of such Common Stock entitled to such dividend or distribution (the date specified in clause (x) or (y) being the "Relevant Date") (excluding any issuance for which an appropriate and full adjustment has been made pursuant to the preceding subparagraph (i)), the Conversion Price shall be reduced by multiplying the then-current Conversion Price by a fraction of which (A) the numerator shall be the number of shares of Common Stock outstanding at the open of business on the Relevant Date plus the number of shares of Common Stock which the aggregate consideration received or receivable (I) for the total number of shares of Common Stock, rights, warrants or options or convertible securities so issued or sold, and (II) upon the exercise or conversion of all such rights, warrants, options or securities, would purchase at the then-current Market Price per share of Common Stock and (B) the denominator shall be the number of shares of Common Stock outstanding at the close of business on the Relevant Date plus (without duplication) the number of shares of Common Stock subject to all such rights, warrants, options and convertible securities, such reduction of the Conversion Price to be effective at the opening of business on the day following the Relevant Date; provided, however, that if any such dividend or distribution is rescinded and not paid, then the Conversion Price shall, as of the date when it is determined that such dividend or distribution will be rescinded, revert back to the Conversion Price in effect prior to the adjustment made pursuant to this paragraph. The issuance of any shares of Common Stock or other rights, warrants, options or convertible securities pursuant to (a) any restricted stock or stock option plan or program of the Corporation involving the grant of options or rights solely to officers, directors, employees and/or consultants of the Corporation or its Subsidiaries at below the then-current Market Price per share of Common Stock (provided, that any such options or rights were initially granted with an exercise or conversion price of not less than 85% of the then-current Market Price per share of Common Stock), (b) any option, warrant, right, or convertible security outstanding as of the date hereof,(c) the terms of a firmly committed bona fide underwritten public offering, or (d) any merger, acquisition, consolidation, or similar transaction, shall not be deemed to constitute an issuance or sale to which this clause (ii) applies. Upon the expiration unexercised of any rights, warrants, options or rights to convert any convertible securities for which an adjustment has been made pursuant to this clause (ii), the adjustments shall forthwith be reversed to effect such rate of conversion as would have been in effect at the time of such expiration or termination had such rights, warrants, options or rights to convertible securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

          (iii) In case the Common Stock shall be subdivided into a greater number of shares of Common Stock or combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision or combination becomes effective shall be adjusted so that the holder of any shares of Convertible Preferred Stock thereafter surrendered for conversion into shares of Common Stock shall be entitled to receive the number of shares of Common Stock which such holder would have owned or been entitled to receive after the happening of such events had such shares of Convertible Preferred Stock been surrendered for conversion immediately prior to such event. Such adjustment shall become effective at the close of business on the day upon which such subdivision or combination becomes effective.

          (iv) Subject to the last sentence of this subparagraph (iv), in case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any shares of Common Stock, rights, warrants, options or convertible securities for which an appropriate and full adjustment has been made pursuant to subparagraph (i) or (ii) above), the Conversion Price in effect on the day immediately preceding the date fixed for the payment of such distribution (the date fixed for payment being referred to as the "Reference Date") shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the current Market Price per share (determined as provided in subparagraph (v) of this Section VI(c)) of the Common Stock on the Reference Date less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be mailed to the holders of the Convertible Preferred Stock) on the Reference Date of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock, and the denominator shall be such current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date; provided, however, that if such dividend or distribution is rescinded and not paid, then the Conversion Price shall, as of the date when it is determined that such dividend or distribution will be rescinded, revert back to the Conversion Price in effect prior to the adjustment made pursuant to this paragraph. If the Board of Directors determines the fair market value of any distribution for purposes of this subparagraph (iv) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider, to the extent possible, the prices in such market over the same period used in computing the current Market Price per share of Common Stock pursuant to this Section VI(c). Notwithstanding the foregoing, if the holders of a majority of the outstanding Convertible Preferred Stock shall dispute the fair market determination of the Board of Directors, an investment banking firm (an "Independent Expert") mutually agreeable to the Corporation and such majority holders shall be selected to determine the fair market value of the Common Stock as of the Reference Date, and such Independent Expert's determination shall be final, binding and conclusive.

     All costs and expenses of such Independent Expert shall be borne by the holders of the then outstanding Convertible Preferred Stock unless the determination of fair market value is more favorable to such holders by 5% or more, in which case, all such costs and expenses shall be borne by the Corporation. For purposes of this subparagraph (iv), any dividend or distribution that also includes shares of Common Stock or rights, warrants or options to subscribe for or purchase shares of Common Stock shall be deemed to be (1) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of capital stock other than such shares of Common Stock or rights, warrants, options or convertible securities (making any Conversion Price reduction required by this subparagraph (iv)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights, warrants, options or convertible securities (making any further Conversion Price reduction required by subparagraph (i) or (ii) of this Section VI(c)), except (A) the Reference Date of such dividend or distribution as defined in this subparagraph (iv) shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution" and the "Relevant Date" within the meaning of subparagraphs
     (i) and (ii) of this Section VI(c) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of subparagraph (i) of this Section VI(c)).

          (v) No adjustment in the Conversion Price shall be required if (A) the holders of the outstanding Convertible Preferred Stock receive the dividend or distribution otherwise giving rise to such adjustment or (B) such adjustment would require an increase or decrease of less than 1% in the Conversion Price; provided, however, that any adjustments which by reason of this subparagraph (vi)(B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment or in any conversion pursuant to this Section VI.

          (vi) Whenever the Conversion Price is adjusted as herein provided:

             (1) the Corporation shall compute the adjusted Conversion Price and shall prepare a certificate signed by the Chief Financial Officer of the Corporation setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Transfer Agent for the Convertible Preferred Stock; and

             (2) as soon as reasonably practicable after the adjustment, the Corporation shall mail to all record holders of Convertible Preferred Stock at their last address as they shall appear upon the stock transfer books of the Corporation a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price.

          (vii) The Corporation from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period, subject to any conditions that the Board of Directors may deem relevant, and the Board of Directors of the Corporation shall have made a determination that such reduction would be in the best interest of the Corporation, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Corporation shall mail to holders of record of the Convertible Preferred Stock a notice of the reduction at least fifteen days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period it will be in effect. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to shareholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph (c) or in the Conversion Price then in effect shall be required by reason of the taking of such record.

          (viii) Anything in this Section VI(c) to the contrary notwithstanding, in the event that a record date is established for a dividend or distribution that gives rise to an adjustment to the Conversion Price pursuant to this Section VI(c), if any share of Convertible Preferred Stock is converted into shares of Common Stock between such record date and the date such dividend or distribution is paid then (x) the number of shares of Common Stock issued at the time of such conversion will be determined by reference to the Conversion Price as in effect without taking into account the adjustment resulting from such dividend or distribution and (y) on the date that such dividend or distribution is actually paid there shall be issued in respect of such conversion such number of additional shares of Common Stock as is necessary to reflect the Conversion Price in effect after taking into account the adjustment resulting from the dividend or distribution.

     (d) No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Convertible Preferred Stock. If more than one certificate evidencing shares of Convertible Preferred Stock shall be surrendered for conversion at such time by the holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Convertible Preferred Stock so surrendered. Instead of any fractional share of Common Stock that would otherwise be issuable to a holder upon conversion of any shares of Convertible Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional share in an amount equal to the fraction of the then-current Market Price per share of Common Stock on the day of conversion or, if the day of conversion is not a Trading Day, on the next preceding Trading Day.

     (e) Reclassification, Consolidation, Merger or Sale of Assets. In the event that the Corporation shall be a party to any transaction pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property (including without limitation any capitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), any consolidation of the Corporation with, or merger of the Corporation into, any other entity, any merger of another entity into the Corporation (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), any sale or transfer of all or substantially all of the assets of the Corporation or any share exchange), then lawful provisions shall be made as part of the terms of such transaction whereby the holder of each share of Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such transaction by a holder of the number of shares of Common Stock into which such share of Convertible Preferred Stock might have been converted immediately prior to such transaction. The Corporation or the entity formed by such consolidation or resulting from such merger or which acquires such shares or which acquires the Corporation's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituting document to establish such right. Adjustments for events subsequent to the effective date of such a consolidation, merger, sale or transfer of assets shall be as nearly equivalent as may be reasonably practicable to the adjustments provided for herein. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of the holder of Convertible Preferred Stock shall thereafter continue to be applicable, and any such resulting or surviving corporation shall expressly assume the obligation to pay dividends and deliver, upon conversion, such shares of common stock, other securities, or cash as set forth herein. The above provisions shall similarly apply to successive transactions of the foregoing type.

     (f) Reservation of Shares, Etc. The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to permit the conversion of all shares of Convertible Preferred Stock from time to time outstanding. Without limitation of the foregoing, the Corporation shall from time to time, in accordance with the laws of the State of Minnesota, in good faith and as expeditiously as practicable endeavor to cause the authorized number of shares of Common Stock to be increased if at any time the number of shares of authorized and unissued Common Stock shall not be sufficient to permit the conversion of all the then outstanding shares of Convertible Preferred Stock.

     If any shares of Common Stock required to be reserved for purposes of conversion of the Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved as the case may be. If the Common Stock is listed on any national securities exchange, the Corporation will, prior to the issuance of shares of Common Stock upon conversion of the Convertible Preferred Stock, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, for so long as the Common Stock continues to be so listed.

     (g) Prior Notice of Certain Events. In case:

          (i) the Corporation shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of in excess of 5% of the then outstanding shares of Common Stock;

          (ii) the Corporation shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

          (iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation shall be required, or of the sale of all or substantially all of the assets of the Corporation or of any share exchange whereby the Common Stock is converted into other securities, cash or other property;

          (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or

          (v) of any other event which would require an adjustment to the Conversion Price under subparagraph VI(c);

then the Corporation shall cause to be filed with the Transfer Agent for the Convertible Preferred Stock, and shall cause to be mailed to the holders of record of the Convertible Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Corporation, at least ten days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, or grant of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, repurchase, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation, winding up or other event is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation, winding up or other event (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

     (h) Definitions. The following definitions shall apply to terms used in this Section VI:

          (i) "Closing Price" of any security on any day shall mean the last reported sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of such security in each case as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if the shares of such security are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of such security are listed or admitted to trading or, if the shares of such security are not quoted on Nasdaq and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of such security are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the

     Board of Directors making a market in the shares of such security. Notwithstanding the foregoing, if the shares of such security are not publicly held or so listed, quoted or publicly traded, the "Closing Price" means the fair market value of a share of such security, as determined in good faith by the Board of Directors, provided, however, that if the holders of a majority of outstanding Convertible Preferred Stock shall dispute the fair market value as determined by the Board, such majority holders and the Corporation may retain an Independent Expert. The determination of fair market value by the Independent Expert shall be final, binding and conclusive. All costs and expenses of the Independent Expert shall be borne by the holders of the outstanding Convertible Preferred Stock unless the determination of fair market value is more favorable to such holders by 5% or more, in which case, all such costs and expenses shall be borne by the Corporation.

          (ii) "Market Price" with respect to a share of Common Stock on any day means, except as set forth below in the case that the shares of Common Stock are not publicly held or listed, the average of the "quoted prices" of the Common Stock for 30 consecutive Trading Days commencing 45 Trading Days before the date in question; provided that if during such 30 consecutive Trading Day period (the "valuation period"), there shall occur a record date for determining holders of Common Stock entitled to receive a dividend or distribution on the Common Stock, the "Market Price" shall be reduced by subtracting the amount obtained by multiplying (a) the value of such dividend or distribution per share of Common Stock by (b) a fraction
     (i) the numerator of which shall be the number of Trading Days from the beginning of such valuation period to and including the record date for such dividend or distribution and (ii) the denominator of which shall be the number of Trading Days in such valuation period. The term "quoted prices" of the Common Stock shall mean the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if the shares of Common Stock are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not quoted on Nasdaq and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the shares of Common Stock. Notwithstanding the foregoing, if the shares of Common Stock are not publicly held or so listed, quoted or publicly traded, the "Market Price" means the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors provided, however, that if the holders of a majority of outstanding Convertible Preferred Stock shall dispute the fair market value as determined by the Board, such majority holders and the Corporation may retain an Independent Expert. The determination of fair market value by the Independent Expert shall final, binding and conclusive. All costs and expenses of the Independent Expert shall be borne by the holders of the then outstanding Convertible Preferred Stock unless the determination of fair market value is more favorable to such holders by 5% or more, in which case, all such costs and expenses shall be borne by the Corporation.

          (iii) "Nasdaq" shall mean the National Association of Securities Dealers Automatic Quotation System.

          (iv) "Trading Day" shall mean a day on which securities are traded on the national securities exchange or quotation system or in the over-the-counter market used to determine the Closing Price.

     VII. Voting Rights. (a) General. Subject to Section XI(d) and except as set forth below or as otherwise from time to time required by law, the holders of shares of Convertible Preferred Stock shall vote as a class together with the holders of the Common Stock on all matters with respect to which the holders of Common Stock have the right to vote. In connection with any right to vote, each share of Convertible Preferred Stock shall be entitled to a number of votes which is equal to the whole number of shares of Common Stock that could be obtained upon conversion of one share of Convertible Preferred Stock at the Conversion Price applicable on the record date set with respect to such vote. Any shares of Convertible Preferred Stock owned, directly or indirectly, by any entity of which the Corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.

     (b) Voting Rights for Directors.

          (i) On the Issue Date, the number of directors constituting the Board of Directors shall, without further action, be increased to seven. For so long as the Restricted Parties (as defined in the Shareholders Agreement) own a majority of the outstanding shares of Convertible Preferred Stock and the Investor (as defined in the Shareholder Agreement) is entitled to designate at least one nominee (a "Designee") for election to the Board of Directors of the Corporation pursuant to Section 2.1 of the Shareholder Agreement, subject to Section XI(d), the holders of the outstanding shares of Convertible Preferred Stock shall have the right, voting separately as a class and to the exclusion of the holders of all other classes of stock of the Corporation, to (A) initially elect two directors (who are reasonably acceptable to the Corporation) and (B) thereafter, as long as the Investor is entitled to designate at least one Designee for election to the Board of Directors pursuant to Section 2.1 of the Shareholder Agreement, elect that number of directors equal to the number of Designees that the Investor is entitled to so designate (with each Designee being reasonably acceptable to the Corporation if such Designee has not previously been a member of the Board of Directors). For as long as the holders of Convertible Preferred Stock voting separately as a class are entitled to elect one or more directors pursuant to this Section VII(b)(i), holders of the outstanding Convertible Preferred Stock shall not be entitled to vote in the election of any other directors of the Corporation.

          (ii) The right to elect directors as described in Section VII(b)(i) hereof may be exercised initially either at a special meeting of the holders of Convertible Preferred Stock, called as hereinafter provided in
     Section XI(c) hereof, at any annual meeting of shareholders held for the purpose of electing directors, or by the written consent of the holders of Convertible Preferred Stock without a meeting pursuant to Section 302A.441 of the Minnesota Business Corporation Act and thereafter at such annual meeting or by written consent. For so long as the Restricted Parties own a majority of the outstanding shares of Convertible Preferred Stock and subject to Section XI(d) hereof, such voting right shall continue until such time as all outstanding shares of Convertible Preferred Stock shall have been redeemed or otherwise retired. If the Restricted Parties own less than a majority of the outstanding shares of Convertible Preferred Stock or if the Investor is no longer entitled to designate at least one Designee for election to the Board of Directors pursuant to Section 2.1 of the Shareholder Agreement, the holders of the Convertible Preferred Stock shall, in any election of directors, vote as a single class together with the holders of the Common Stock for the election of directors and each share of Convertible Preferred Stock will be entitled to the number of votes determined pursuant to Section VII(a).

          (iii) The Secretary of the Corporation may, and upon the written request of the holders of record of at least 10% of the outstanding shares of Convertible Preferred Stock (addressed to the Secretary of the Corporation at the principal office of the Corporation) shall, call a special meeting of the holders of Convertible Preferred Stock for the election (and, if applicable, removal) of the directors to be elected by them as herein provided. Such call shall be made by notice to each holder by first-class mail, postage prepaid at its address as it appears in the records of the Corporation, and such notice shall be mailed at least 10 days but no more than 20 days before the date of the special meeting, or as required by law. Such meeting shall be held at the earliest practicable date upon the notice required for special meetings of shareholders at the place designated by the Secretary of the Corporation. If such meeting shall not be called by a proper officer of the Corporation within 15 days after receipt of such written request by the Secretary of the Corporation, then the holders of record of at least 10% of the shares of Convertible Preferred Stock then outstanding may call such meeting at the expense of the Corporation, and such meeting may be called by such holders upon the notice required for special meetings of shareholders and shall be held at the place designated in such notice. Any holder of Convertible Preferred Stock that would be entitled to vote at any such meeting shall have access to the stock books of the Corporation for the purpose of causing a meeting of holders of Convertible Preferred Stock to be called pursuant to the provisions of this Section VII(b)(iii).

          (iv) At any meeting held for the purpose of electing directors at which the holders of Convertible Preferred Stock shall have the right to elect directors as a class as provided in this Section VII(b), the presence in person or by proxy of the holders of a majority of the then outstanding shares of Convertible Preferred Stock shall be required and be sufficient to constitute a quorum of such class for the election of directors by such class. At any such meeting or adjournment thereof, (x) the absence of a quorum of the holders of Convertible Preferred Stock shall not prevent the election of directors other than the directors to be elected by the holders of Convertible Preferred Stock as a class, and the absence of a quorum or quorums of the holders of capital stock entitled to elect such other directors shall not prevent the election of the directors to be elected by the holders of Convertible Preferred Stock, and (y) in the absence of a quorum of the holders of Convertible Preferred Stock, a majority of the holders of Convertible Preferred Stock present in person or by proxy shall have the power to adjourn the meeting for the election of directors which such holders are entitled to elect as a class, from time to time, without notice (except as required by law) other than announcement at the meeting, until a quorum shall be present.

          (v) Except as provided in Section XI(d) hereof and this paragraph (v), the term of office of any director elected by the holders of Convertible Preferred Stock pursuant to Section VII(b)(i) hereof in office at any time shall terminate upon the election of his successor. Directors elected by the holders of Convertible Preferred Stock pursuant to Section VII(b) may be removed with or without cause by the holders of a majority of the outstanding shares of Convertible Preferred Stock and shall not otherwise be subject to removal other than upon election of their successor or the Convertible Preferred Stock voting separately as a class no longer being entitled to elect directors as provided herein.

          (vi) In case of a vacancy occurring in the office of any director so elected pursuant to Section VII(b)(i) hereof, the holders of a majority of the Convertible Preferred Stock then outstanding may, at a special meeting of the holders or by written consent as provided above, elect a successor to hold office for the unexpired term of such director.

          (vii) Unless otherwise agreed to by the holders of a majority of the outstanding shares of Convertible Preferred Stock, for so long as the holders of Convertible Preferred Stock are entitled, voting separately as a class, to elect at least one member of the Board of Directors and the Restricted Parties own a majority of the outstanding Convertible Preferred Stock, (A) the number of directors constituting the Board of Directors shall remain at seven, (B) each of the Audit Committee and the Compensation Committee of the Board of Directors shall contain at least one director elected by the holders of Convertible Preferred Stock and (C) with respect to each other committee of the Board of Directors, the percentage of directors on such committee designated by the holders of Convertible Preferred Stock shall, at all times, be at least equal to the percentage of the Board of Directors elected by the holders of Convertible Preferred Stock.

     (c) Class Voting. So long as any shares of the Corporation's Convertible Preferred Stock are outstanding the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding shares of the Corporation's Convertible Preferred Stock, voting or consenting separately as a class without regard to series:

          (i) create any class of stock that by its terms ranks senior to or on a parity with the Convertible Preferred Stock as to dividends or upon liquidation, dissolution or winding up of the Corporation or increase the authorized number of shares of, or issue any additional shares of or any securities convertible into shares of, or reclassify any Junior Stock into shares of, any such class;

          (ii) alter or change any of the provisions of the Corporation's Articles of Incorporation (whether by merger, consolidation or other business combination with another person or by any other means) so as to adversely affect the relative rights and preferences of any outstanding Convertible Preferred Stock of the Corporation; provided, however, that neither (A) the creation, amendment or reclassification of any class of stock that following such creation, amendment or reclassification by its terms ranks junior to shares of

     Convertible Preferred Stock of the Corporation as to dividends and upon liquidation, dissolution or winding up, nor (B) an increase in the authorized number of shares of any such class, nor (C) any merger, consolidation or other business combination subject to the provisions of paragraph VI(e), shall give rise to any such voting right;

          (iii) issue any additional shares of Convertible Preferred Stock.

     (d) Additional Class Voting. Unless otherwise agreed to by the holders of a majority of the outstanding shares of Convertible Preferred Stock, for so long as the Restricted Parties own a majority of the outstanding shares of Convertible Preferred Stock, the Corporation shall not, without the express written consent of the holders of a majority of the shares of Preferred Stock, take any action, requiring the approval of the "Investor" pursuant to Sections 3.2, 3.3 or 3.4 of the Shareholder Agreement. The provisions of this paragraph
(d) will terminate with respect to such Sections 3.2, 3.3 or 3.4, as applicable, when the obligations of the Company under such Sections terminate under the Shareholder Agreement.

     (e) For purposes of this Section VII:

          "Shareholder Agreement" shall mean the Shareholder Agreement, dated as of the date hereof, between the Corporation and the Investor as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     VIII. Status of Acquired Shares. For purposes hereof, all shares of Convertible Preferred Stock owned, directly or indirectly, by any entity of which the Corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors shall be deemed not outstanding. Shares of Convertible Preferred Stock redeemed by the Corporation, received upon conversion pursuant to Section VI or otherwise acquired by the Corporation shall be restored to the status of authorized but unissued shares of capital stock, without designation as to series, and, subject to the other provisions hereof, may thereafter be issued, but not as shares of Convertible Preferred Stock.

     IX. Modification and Waiver. The Corporation may not, without the consent of each holder affected thereby, (a) change the stated redemption date of the Convertible Preferred Stock, (b) reduce the Stated Value or liquidation preference of, or dividend on, the Convertible Preferred Stock, (c) change the place or currency of payment of the Stated Value or liquidation preference of, or dividend on, the Convertible Preferred Stock or (d) reduce the percentage of outstanding Convertible Preferred Stock necessary to modify or amend the terms thereof or to grant waivers in respect thereto.

     X. Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

     XI. Miscellaneous. (a) Transfer Taxes. The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance of delivery of shares of Convertible Preferred Stock or shares of Common Stock or other securities issued on account of Convertible Preferred Stock pursuant hereto or certificates or instruments evidencing such shares or securities. The Corporation shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Convertible Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Convertible Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any entity with respect to any such shares or securities other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the entity otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

     (b) Failure to Designate Shareholder or Payee. In the event that a holder of shares of Convertible Preferred Stock shall not by written notice designate the name in which shares of Common Stock to be issued upon conversion of such shares should be registered or to whom payment upon redemption of shares of Convertible Preferred Stock should be made, or the address to which the certificates or instruments evidencing such shares or such payment should be sent, the Corporation shall be entitled to register such shares and or such payment in the name of the holder of such Convertible Preferred Stock as shown on the records of the Corporation and to send the certificates or instruments evidencing such shares or such payment, to the address of such holder shown on the records of the Corporation.

     (c) Registration Rights Agreement. Reference is made to the Registration
Rights Agreement, dated on or about             , 1999 (as the same may be
amended, supplemented or modified from time to time pursuant to the terms thereof, the "Registration Rights Agreement"), between the Corporation and the Investor. So long as any shares of Convertible Preferred Stock constitute "Registrable Securities" as defined in the Registration Rights Agreement, each holder shall be entitled to the rights granted by the Corporation thereunder and shall be bound by the restrictions therein.

     (d) Shareholder Agreement. Reference is made to the Shareholder Agreement,
dated on or about             , 1999 (as the same may be amended, supplemented
or modified from time to time pursuant to the terms thereof, the "Shareholder Agreement"), between the Corporation and the Investor. The Convertible Preferred Stock shall be subject to the terms and conditions set forth in the Shareholder Agreement, including without limitation, the voting, transfer and standstill restrictions set forth therein.

     (e) Documents on File. Copies of each of the Registration Rights Agreement and Shareholder Agreement shall be kept on file at the principal place of business of the Corporation at 6740 Shady Oak Road, Eden Prairie, MN 55344-3433.

     IN WITNESS WHEREOF, ValueVision International, Inc. has caused this
Certificate of Designation to be signed on its behalf by                , its
President, and                , its Secretary, this      day of March, 1999.

                                          VALUEVISION INTERNATIONAL, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title: President

ATTEST:

____________________, Secretary

                                    ANNEX D

                         FORM OF SHAREHOLDER AGREEMENT

     SHAREHOLDER AGREEMENT, dated as of             , 1999, among ValueVision
International, Inc., a Minnesota corporation (together with its successors, the "Company"), and G.E. Capital Equity Investments, Inc., a Delaware corporation (together with its successors, "GE Capital Equity Investments").

                                  WITNESSETH:

     WHEREAS, the parties hereto have entered into an Investment Agreement dated
as of March   , 1999 (the "Investment Agreement"), pursuant to which the
Investor (as defined below) has agreed to purchase shares of Series A Redeemable Convertible Preferred Stock (the "Preferred Stock") and a warrant to purchase Common Stock of the Company (the "Purchase Warrant");

     WHEREAS; the Company and NBC, an Affiliate of the Investor as of the date hereof, have entered into the Distribution Agreement (as defined below), pursuant to which the Company has agreed to issue to NBC or its designee (i) warrants to purchase 1,450,000 shares of Common Stock of the Company (the "Initial Distributor Warrants") and (ii) at agreed upon times and subject to the satisfaction of certain conditions contained therein, additional warrants to purchase Common Stock of the Company (the "Bonus Distributor Warrants"); and

     WHEREAS, the parties hereto deem it in their best interests and in the best interests of the Company to provide for certain matters with respect to the governance of the Company and desire to enter into this Agreement in order to effectuate that purpose.

     NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

     Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

          "Adjusted Outstanding Common Stock" shall mean, at any time, the total number of shares of outstanding Common Stock at such time; provided that for purposes of such calculation (a) all shares of Common Stock issuable upon conversion of the then outstanding Preferred Stock shall be considered outstanding, (b) all shares of Common Stock issuable upon exercise of the outstanding Initial Distributor Warrants (whether such Initial Distributor Warrants are vested or unvested) shall be considered outstanding, (c) to the extent that Bonus Distributor Warrants have been issued and are outstanding (and only to such extent), all shares of Common Stock issuable upon the exercise of such issued and outstanding Bonus Distributor Warrants (whether such Bonus Distributor Warrants are vested or unvested) shall be considered outstanding and (d) if Shareholder Approval has been obtained(and only in such case) the maximum number of shares of Common Stock then issuable upon exercise of the Purchase Warrant shall be considered outstanding.

          "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

          "Agreement" shall mean this Agreement as in effect on the date hereof and as hereafter from time to time amended, modified or supplemented in accordance with the terms hereof.

          "Beneficially Own" shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall be deemed to "Beneficially Own" all securities that such Person has a right to acquire, whether such right is exercisable immediately or only after the passage of time (and without any additional condition), provided that a Person shall not be deemed to "Beneficially Own" any shares of Common Stock which are issuable upon exercise of any Bonus Distributor Warrants unless and until such Bonus Distributor Warrants are actually issued and outstanding (at which time such Person shall be deemed to Beneficially Own all shares of Common Stock which are issuable upon exercise of such Bonus Distributor Warrants, whether or not they are vested or unvested)and, provided further, except as expressly provided in this Agreement no Person shall be deemed to "Beneficially Own" any securities issuable upon exercise of the Purchase Warrant unless and until the Shareholder Approval is obtained. In the event that the Shareholder Approval is obtained, when calculating Beneficial Ownership on any particular date after receipt of such Shareholder Approval, the Purchase Warrant will be deemed to represent Beneficial Ownership of the maximum number of shares of Common Stock that could be acquired upon exercise of the Purchase Warrant on such date.

          "Board of Directors" shall mean the Board of Directors of the Company as from time to time hereafter constituted.

          "Business Day" shall mean any day, other than a Saturday, Sunday or a day on which commercial banks in New York, New York are authorized or obligated by law or executive order to close.

          "Certificate of Designation" shall mean the Certificate of Designation of the Preferred Stock, filed with the Secretary of State of the State of Minnesota on or prior to the date hereof.

          "Change in Control of the Company" shall mean any of the following:
     (i) a merger, consolidation or other business combination or transaction to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger, consolidation or other business combination or transaction, as a result of such merger, consolidation or other business combination or transaction, do not have Beneficial Ownership of voting securities representing 50% or more of the Total Current Voting Power of the surviving corporation following such merger, consolidation or other business combination or transaction; (ii) an acquisition by any Person (other than the Restricted Parties and their Affiliates or any 13D Group to which any of them is a member) of Beneficial Ownership of Voting Stock of the Company representing 25% or more of the Total Current Voting Power of the Company, (iii) a sale of all or substantially all the consolidated assets of the Company to any Person or Persons (other than Restricted Parties and their Affiliates or any 13D Group to which any of them is a member); or (iv) a liquidation or dissolution of the Company.

          "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company and any securities of the Company into which such Common Stock may be reclassified, exchanged or converted.

          "Company" shall have the meaning set forth in the preamble hereto.

          "Designee" shall have the meaning set forth in Section 2.1(d).

          "Disinterested Shareholders" shall mean any shareholder of the Company who is not a Restricted Party or an Affiliate of a Restricted Party or a member of a 13D Group in which a Restricted Party or an Affiliate of a Restricted Party is also a member.

          "Distribution Agreement" shall mean the Distribution and Marketing Agreement dated March 8, 1999 between the Company and NBC pursuant to which NBC has agreed to distribute certain programing of the Company, as such agreement may be amended from time to time.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

          "GE Capital" shall mean General Electric Capital Corporation, a New York corporation, together with its successors by operation of law.

          "Independent Expert" shall mean an investment banking firm mutually acceptable to the Company and the Investor.

          "Investor" shall mean G.E. Capital Equity Investments, a wholly-owned Subsidiary of GE Capital as of the date hereof and an Affiliate of NBC as of the date hereof, together with its permitted assigns pursuant to Section 5.6.

          "Investment Agreement" shall have the meaning set forth in the recitals hereto, as such agreement may be amended from time to time.

          "Investor Tender Offer" shall mean a bona fide public tender offer subject to the provisions of Regulation 14d under the Exchange Act, by a Restricted Party (or any 13D Group that includes a Restricted Party) to purchase or exchange for cash or other consideration any Voting Stock and which consists of an offer to acquire 100% of the Total Current Voting Power of the Company then in effect (other than Voting Stock owned by Restricted Parties or any Affiliate of a Restricted Party) and is conditioned (which condition may not be waived) on a majority of the shares of Voting Stock held by Disinterested Shareholders being tendered and not withdrawn with respect to such offer.

          "Lien" shall mean any mortgage, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement or any financing lease having substantially the same effect as any of the foregoing).

          "Market Capitalization" shall mean the aggregate Market Price of the outstanding capital stock of the Company.

          "Market Price" shall mean, with respect to a share of capital stock on any day, except as set forth below in the case that the shares of such capital stock are not publicly held or listed, the average of the "quoted prices" of such capital stock for 30 consecutive Trading Days commencing 45 Trading Days before the date in question. The term "quoted prices" of capital stock shall mean the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if shares of such capital stock are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which shares of such capital stock are listed or admitted to trading or, if shares of such capital stock are not quoted on Nasdaq and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day shares of such capital stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the shares of such capital stock. Notwithstanding the foregoing, if shares of such capital stock are not publicly held or so listed, quoted or publicly traded, the "Market Price" shall mean the fair market value of a share of such capital stock, as determined in good faith by the Board of Directors; provided, however, that if the Investor shall dispute the fair market value as determined by the Board of Directors, the Investor and the Company shall retain an Independent Expert. The determination of fair market value by the Independent Expert shall be final, binding and conclusive on the Company and the Investor. All costs and expenses of the Independent Expert shall be borne by the Investor unless the determination of fair market value is more favorable to such Investor by 5% or more, in which case, all such costs and expenses shall be borne by the Company.

          "Material Agreement" shall mean any contract, lease, restriction, agreement, instrument or commitment to which the Company or any Subsidiary of the Company is a party or by which its properties are bound (i) which provides a benefit to the Company or any of its Subsidiaries of, or commits the Company or any Subsidiary of the Company to expend, $500,000 or more (or, in the case of any agreement with any customer of the Company or any Company Subsidiary of the Company, $50,000 or more), (ii) which if breached by any party thereto would result in liability or loss to the Company and its Subsidiaries of $500,000 or more (or in the case of any agreement with any customer of the Company or any Subsidiary of the Company, $50,000 or more) or (iii) which provides for the distribution of programming of the Company to more than 250,000 full-time equivalent homes by any multichannel video programming distributor, including without limitation, by a cable television system, MATV and SMATV systems, MMDS, TVRO and other wireline, wireless or direct broadcast satellite delivery methods.

          "Material Subsidiaries" shall mean those Subsidiaries of the Company that constitute "significant subsidiaries" as defined in Rule 1-02 of Regulation S-X under the Securities Act.

          "Material Transaction" shall mean (i) the direct or indirect acquisition or purchase of 5% or more of the assets (based on the fair market value thereof) of the Company and its Subsidiaries, taken as a whole, or of 5% or more of any class of equity securities of the Company or any of its Subsidiaries or any tender offer or exchange offer (including by the Company or its Subsidiaries) that if consummated would result in any person beneficially owning 5% or more of any class of equity securities of the Company or any of its Subsidiaries, or (ii) any merger, consolidation, business combination, sale of all or substantially all assets, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries other than the transactions contemplated by the Investment Agreement or this Agreement.

          "NBC" shall mean National Broadcasting Company, Inc., a Delaware corporation and Affiliate of the Investor as of the date hereof and a wholly-owned Subsidiary of General Electric Company as of the date hereof, together with its successors by operation of law

          "NBC Restricted Person" shall mean each of the Persons listed on Annex A hereto together with their respective Affiliates.

          "Options" shall mean stock options to purchase Common Stock.

          "Permitted Liens" shall mean (i) mechanics', carriers', repairmen's or other like Liens arising or incurred in the ordinary course of business,
     (ii) Liens arising under original purchase price conditioned sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice, (iii) statutory Liens for Taxes not yet due and payable and (iv) other encumbrances or restrictions or imperfections of title which do not materially impair the continued use and operation of the assets to which they relate.

          "Person" shall mean an individual, corporation, unincorporated association, partnership, group (as defined in Section 13(d)(3) of the Exchange Act), trust, joint stock company, joint venture, business trust or unincorporated organization, limited liability company, any governmental entity or any other entity of whatever nature.

          "Preferred Stock" shall mean the Series A Redeemable Convertible Preferred Stock, par value $0.01 per share, of the Company.

          "Registration Rights Agreement" shall mean the Registration Rights Agreement dated as of the date hereof between the Company and the Investor, as it may be amended from time to time.

          "Representatives" shall mean, with respect to any Person, such Person's directors, officers, employees, agents and other representatives acting in such capacity.

          "Restricted Parties" shall mean each of (i) NBC, its Ultimate Parent Entity (if any), each Subsidiary of NBC and each Subsidiary of its Ultimate Parent Entity, (ii) GE Capital, its Ultimate Parent Entity (if any), each Subsidiary of GE Capital and each Subsidiary of its Ultimate Parent Entity and (iii) any Affiliate of any Person that is a Restricted Party if (and only if) such Restricted Party has the right or power (acting alone or solely with other Restricted Parties) to either cause such Affiliate to comply with or prevent such Affiliate from not complying with all of the terms of this Agreement that are applicable to Restricted Parties.

          "SEC" shall mean the United States Securities and Exchange Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Shareholder Approval" shall mean the approval at the Shareholder Meeting by the Company's shareholders of the Purchase Warrant.

          "Shareholders Meeting" shall mean the meeting of shareholders of Company, which meeting the Company shall hold and convene promptly after the date hereof in order to vote on certain matters including, but not limited to, the Purchase Warrant.

          "Shareholders Vote" shall mean the vote of the shareholders of the Company taken at the Shareholders Meeting.

          "Standstill Limit" means Beneficial Ownership of 39.9% of the Adjusted Outstanding Common Stock.

          "Standstill Period" shall mean the period beginning on the date hereof and ending on the occurrence of a Standstill Termination Event, provided that the Standstill Period shall recommence immediately upon the occurrence of a Standstill Reinstatement Event.

          "Standstill Reinstatement Event" shall mean the occurrence of any of the following (a) the Standstill Period has terminated pursuant to clause
     (iii) of the definition of "Standstill Termination Event" and such Third Party Tender Offer is withdrawn or terminated (without having been consummated) at any time during which an Investor Tender Offer is not then pending (unless the party that commenced such Investor Tender Offer determines to terminate such Investor Tender Offer in accordance with
     Section 4.1(f), in which event a Standstill Reinstatement Event shall occur at the time of such termination), or (b) the Standstill Period has terminated pursuant to clause (iv) of the definition of "Standstill Termination Event" due to a Change of Control identified in clause (ii) of the definition thereof and, within twelve months after the occurrence of such Change in Control, the Person whose Beneficial Ownership of Voting Stock triggered such Change of Control no longer Beneficially Owns 25% or more of the Total Current Voting Power of the Company or (c) the Standstill Period has terminated pursuant to clause (ii) of the definition of "Standstill Termination Event," the relevant agreement that would have otherwise resulted in a Change of Control has been terminated without a Change of Control having occurred and subsequent to the occurrence of such Standstill Termination Event but prior to the termination of such agreement
     (x) the Restricted Parties have not acquired actual ownership of Voting Stock representing in the aggregate a majority of the Total Current Voting Power of the Company, (y) no Restricted Party has made any proposal or offer to the Company regarding a Takeover Proposal (other than any such proposal or offer that has been withdrawn by the party making such proposal or offer or is no longer being pursued) and (z) no Restricted Party has commenced any tender or exchange offer that is pending when such agreement is terminated and that, if completed, would result in the Restricted Parties having actual ownership of Voting Stock representing in the aggregate a majority of the Total Current Voting Power of the Company. Notwithstanding the foregoing, a Standstill Reinstatement Event will not occur if prior to the occurrence of the event specified in clause (a), (b) or (c) above that would otherwise result in a Standstill Reinstatement Event, another Standstill Termination Event occurs for which there has not been a related Standstill Reinstatement Event.

          "Standstill Revised Limit" shall mean the percentage of the Adjusted Outstanding Common Stock Beneficially Owned by the Restricted Parties as of the occurrence of a Standstill Reinstatement Event.

          "Standstill Termination Event" shall mean the earliest to occur of the following: (i) the tenth anniversary of the date of this Agreement, (ii) the date the Company enters into an agreement relating to a transaction that if consummated will result in a Change in Control of the Company,
     (iii) a Third Party Tender Offer, (iv) any Change in Control of the Company occurs, or (v) the six month anniversary of the date on which the Investor is no longer entitled to designate any nominees to the Board of Directors pursuant to Section 2.1; provided, that the Standstill Period will be immediately reinstated upon the occurrence of a Standstill Reinstatement Event; provided further that, upon a Standstill Reinstatement Event, if the Standstill Revised Limit is greater than the Standstill Limit, then the Standstill Revised Limit and not the Standstill Limit shall thereafter be deemed the Standstill Limit for all purposes hereunder.

          "Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company, joint venture or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, directly or indirectly through one or more intermediaries (including, without limitation, other Subsidiaries), or both, by such Person.

          "Takeover Transaction" shall mean (A) any of the matters set forth in clause (i) of the definition of Material Transaction but replacing "5%" with "50%" each place "5%" is used in such definition, (B) a sale of all or substantially all of the assets of the Company and its Subsidiaries or (C) a merger or consolidation of the Company.

          "Third Party Tender Offer" shall mean a bona fide public offer subject to the provisions of Regulation 14D under the Exchange Act, by a Person (which is not made by and does not include any of the Company, a Restricted Party or any Affiliate of any of them or any 13D Group that includes the Company, a Restricted Party or any Affiliate of them) to purchase or exchange for cash or other consideration any Voting Stock and which consists of an offer to acquire 25% or more of the then Total Current Voting Power of the Company.

          "13D Group" means any "group" (within the meaning of Section 13(d) of the Exchange Act) formed for the purpose of acquiring, holding, voting or disposing of Voting Stock.

          "Total Current Voting Power" shall mean, with respect to any corporation the total number of votes which may be cast in the election of members of the Board of Directors of the corporation if all securities entitled to vote in the election of such directors (excluding shares of preferred stock that are entitled to elect directors only upon the occurrence of customary events of default) are present and voted (it being understood that the Preferred Stock will be included on an as converted basis in the calculation of Total Current Voting Power of the Company).

          "Transfer" shall have the meaning set forth in Section 4.2.

          "Ultimate Parent Entity" shall mean, with respect to any Person (the "Subject Person"), the Person (if any) that (i) owns, directly or indirectly through one or more intermediaries, or both, shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of the Subject Person and (ii) is not itself a Subsidiary of any other Person or is a natural person.

          "Voting Stock" shall mean shares of the Common Stock and Preferred Stock and any other securities of the Company having the ordinary power to vote in the election of members of the Board of Directors of the Company.

          "Warrants" shall mean the Purchase Warrant, the Initial Distributor Warrants and the Bonus Distributor Warrants.

                                   ARTICLE II

                              CORPORATE GOVERNANCE

     Section 2.1 Board of Directors.

     (a) The Company shall immediately expand the size of the Board of Directors to seven directors and, pursuant to the terms of the Certificate of Designation, appoint to the Board of Directors two individuals designated by the Investor as the holder of a majority of the outstanding shares of Preferred Stock. The directors designated by the Investor shall be subject to the reasonable approval of a majority of the members of the Board of Directors and shall continue to serve as directors until the next election of directors.

     (b) If the Shareholder Approval is obtained, (i) as long as the Restricted Parties continue to Beneficially Own an aggregate number of shares of Common Stock equal to or greater than 50% of the number of shares of Common Stock which the Restricted Parties Beneficially Own on the date hereof (making equitable adjustments for any conversions, reclassifications, reorganizations, stock dividends, stock splits, reverse splits and similar events which occur with respect to the Common Stock), the Investor shall be entitled to designate two individuals to be nominated to the Board of Directors or (ii) if the condition in clause (i) of this paragraph (b) is not satisfied, then as long as the Restricted Parties shall continue to Beneficially Own at least 10% of the Adjusted Outstanding Common Stock, the Investor shall be entitled to designate one individual to be nominated to the Board of Directors. For purpose of clause
(i) above, the Preferred Stock and the Purchase Warrant will be treated as outstanding and exercisable as of the date hereof.

     (c) If the Shareholder Approval is not obtained, (i) as long as the Restricted Parties continue to Beneficially Own an aggregate number of shares of Common Stock equal to or greater than 75% of the number of shares of Common Stock which the Restricted Parties Beneficially Own on the date hereof (making equitable adjustments for any conversions, reclassifications, reorganizations, stock dividends, stock splits, reverse splits and similar events which occur with respect to the Common Stock), the Investor shall be entitled to designate two individuals to be nominated to the Board of Directors or (ii) if the condition in clause (i) of this paragraph (c) is not satisfied, then as long as the Restricted Parties shall continue to Beneficially Own an aggregate number of shares of Common Stock equal to or greater than 50% of the number of shares of Common Stock which the Restricted Parties Beneficially Own on the date hereof (making equitable adjustments for any conversions, reclassifications, reorganizations, stock dividends, stock splits, reverse splits and similar events which occur with the respect to Common Stock), the Investor shall be entitled to designate one individual to be nominated to the Board of Directors. For purposes of this paragraph (c), the Purchase Warrant will not be deemed to be outstanding on the date hereof.

     (d) Any individual so designated by the Investor pursuant to paragraphs (b) or (c) of this Section 2.1 (each a "Designee") that has not previously served as a member of the Board of Directors shall be subject to the reasonable approval of a majority of the members of the Board of Directors.

     (e) As long as a majority of the outstanding shares of Preferred Stock are owned by the Restricted Parties and the Investor is otherwise entitled to designate nominee(s) for election as director(s) pursuant to Section 2.1, the Designee(s) will be elected to the Board of Directors by the holders of the Preferred Stock voting separately as a class, as provided in the Certificate of Designation. If the Restricted Parties no longer own a majority of the outstanding shares of Preferred Stock (or no shares of Preferred Stock are outstanding) but the Investor is otherwise entitled to designate nominee(s) for election as director(s) pursuant to Section 2.1, the Company shall nominate each such Designee for election as a director as part of the management slate that is included in the proxy statement (or consent solicitation or similar document) of the Company relating to the election of directors, and shall provide the same support for the election of each such Designee as it provides to other persons standing for election as directors of the Company as part of the Company's management slate.

     (f) Subject to applicable law, in the event that any Designee on the Board of Directors shall cease to serve as a director for any reason (other than the failure of the shareholders of the Company to elect such person as director), the vacancy resulting therefrom shall be filled by another Designee.

     (g) For the avoidance of doubt, nothing in this Section 2.1 or elsewhere in this Agreement is intended to prohibit the Restricted Parties from nominating and electing a majority of the members of the Board of Directors if the Restricted Parties have actual ownership of Voting Stock representing in the aggregate a majority of the Total Current Voting Power and the Standstill Period is no longer in effect.

     (h) For as long as the Investor can designate nominee(s) for election as director(s) pursuant to Section 2.1 and the Investor's Designee(s) have been included in the Company's management slate for election as directors in accordance with Section 2.1 in each vote (or written consent in lieu of) for election of directors, the Restricted Parties will vote (or execute a written consent in lieu of) in each shareholder vote (or written consent in lieu of) for the election of directors of the Company all of their Voting Stock (other than shares of Preferred Stock that vote for directors as a separate class from the Common Stock) (i) if there is no bona fide proxy contest for the election of directors, in favor of the management slate that is included in the proxy statement (or consent solicitation or similar document) of the Company relating to the election of directors or (ii) if there is a bona fide proxy contest for the election of directors, at the election of each Restricted Party either (x) in favor of the management slate that is included in the proxy statement (or consent solicitation or other similar document) of the Company relating to the election of directors or (y) in the same proportion as all votes cast by Disinterested Shareholders. The Restricted Parties' obligations hereunder will terminate on the earlier to occur of (A) the termination of the Standstill Period, or (B) the five year anniversary of the date hereof.

     (i) As long as the Investor is entitled to designate two persons for nomination as directors, the then current Investor may assign pursuant to
Section 5.6 the right to designate pursuant to the terms and conditions hereof one of such nominees to any other Restricted Party (such that two Restricted Parties each have the right to designate one nominee; it being understood that in such a case for all purposes of this Agreement where rights or obligations of the Investor or the Restricted Parties are determined by the number of nominees the Investor is entitled to designate, the Investor will be deemed to have the right to designate two nominees).

     Section 2.2 Board Committees. As long as the Investor has the right to designate at least one nominee to the Board of Directors, unless otherwise agreed to by the Investor, (a) each of the Audit Committee and the Compensation Committee of the Board of Directors shall contain at least one Designee and (b) each other committee of the Board of Directors shall contain a number of Designees (to the extent available), rounded upward to the nearest whole number, equal to the total number of directors on such committee multiplied by the percentage of the entire Board of Directors who are Designees.

     Section 2.3 Reimbursement of Expenses; Attendance at Board Meetings; Indemnification. The Company will reimburse each Designee that serves as a director for all reasonable costs and expenses (including travel expenses) incurred in connection with such director's attendance at meetings of the Board or any committee of the Board upon which such director serves. The Company will not pay such director annual fees and fees for attending Board or committee meetings. The Company shall indemnify each such director to the same extent it indemnifies its other directors pursuant to its organizational documents and applicable law.

     Section 2.4 Consultation and Other Rights. As long as the Investor has the right to designate at least one nominee to the Board of Directors, it shall have: (i) the right to examine the books and records of the Company and (ii) the right to have its representative consult with the Company's executive officers regarding business strategies, operating priorities and other major corporate issues.

                                  ARTICLE III

                               CERTAIN AGREEMENTS

     Section 3.1 Financial Statements and Other Reports. As long as the Investor has the right to designate at least one person to be nominated for election to the Board of Directors pursuant to Section 2.1, the Company will deliver, or cause to be delivered to the Investor:

          (a) between 30 days prior to and 60 days after the end of each fiscal year, a budget (on a monthly basis) for the Company and its Subsidiaries for the following fiscal year (including consolidating and consolidated statements of operations);

          (b) as soon as available and in any event within 45 days after the end of each month, consolidating and consolidated statements of operations of the Company and its Subsidiaries for such month and for the period from the beginning of the current fiscal year to the end of such month and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such period and setting forth, in each case, in comparative form, figures for the corresponding month and period in the preceding fiscal year and the budget for such month and for the period from the beginning of the current fiscal year to the end of such month, all in reasonable detail and certified by an authorized financial officer of the Company as fairly presenting in all material respects the financial condition and results of operations of the Company and its Subsidiaries on a consolidated basis in accordance with GAAP;

          (c) as soon as practicable and in any event within 45 days after the end of each fiscal quarter of the Company, consolidating and consolidated statements of operations and cash flow of the Company and its Subsidiaries for such quarter and for the period from the beginning of the current fiscal year to the end of such quarter and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, setting forth, in each case, in comparative form, figures for the corresponding quarter in the preceding fiscal year and the budget for such quarter, all in reasonable detail, and certified by an authorized financial officer of the Company as fairly presenting in all material respects the financial condition and results of operations of the Company and its Subsidiaries on a consolidated basis in accordance with GAAP;

          (d) as soon as available and in any event within 120 days after the end of each fiscal year, consolidating and consolidated statements of operations, shareholders' equity and cash flow of the Company and its Subsidiaries for such fiscal year, and the related consolidating and consolidated balance sheets of the Company and its Subsidiaries as at the end of such fiscal year, setting forth, in each case, in comparative form, corresponding consolidated and consolidating figures from the preceding fiscal year, all in reasonable detail and accompanied (i) in the case of such consolidated statements and balance sheet of the Company, by an opinion thereon of independent certified public accountants of recognized national standing (which shall be generally recognized as one of the "Big Five" independent public accounting firms), which opinion shall state that such consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, and (ii) in the case of such consolidating statements and balance sheets, by a certificate of an authorized financial officer of the Company, which certificate shall state that such consolidating financial statements fairly present, in all material respects, the respective individual unconsolidated financial condition and results of operations of the Company and of each of its Subsidiaries, in each case in accordance with GAAP, consistently applied, as at the end of, and for, such fiscal year;

          (e) promptly upon transmission thereof to the shareholders of the Company generally or to any other security holder of the Company, including, without limitation, any holder of debt, copies of all financial statements, notices, certificates, annual reports and proxy statements so transmitted;

          (f) promptly upon receipt thereof, a copy of each other report submitted to the Company or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit of the books of the Company or any of its Subsidiaries made by such accountants, or any management letters or similar document submitted to the Company or any of its Subsidiaries by such accountants;

          (g) promptly upon any material revision to the budgets referred to in paragraph (a) above, such monthly budgets, as revised;

          (h) promptly upon any officer of the Company obtaining knowledge thereof, notice of any event of default under any credit agreement, loan agreement or indenture that the Company is party to; and

          (i) with reasonable promptness, such other information and data with respect to the Company or any of its Subsidiaries as the Investor may reasonably request.

     Section 3.2 Certain Transactions with NBC Restricted Persons. (a) The Company agrees for the benefit of the Restricted Parties that except with the prior written consent of the Investor and except as may be expressly permitted by this Agreement, the Company and its Subsidiaries shall not, directly or indirectly:

          (i) issue or sell to any NBC Restricted Person, or authorize or propose the issuance or sale to any NBC Restricted Person of, any capital stock, partnership or limited liability company interests or other equity securities of the Company or any Subsidiary of the Company or any options, warrants or other rights (including, without limitation, any convertible or exchangeable securities) to acquire, any such capital stock, partnership or limited liability interests or other equity securities;

          (ii) form, enter into or join any partnership or joint venture with, sell or dispose of any business or any assets (other than inventory and any other assets disposed of in the ordinary course consistent with past practice of such business) to, or make any investment in any NBC Restricted Person;

          (iii) enter into any transaction involving the incurrence of indebtedness (other than in the ordinary course of business consistent with past practice) involving any NBC Restricted Person;

          (iv) authorize, enter into or approve any Material Transaction with any NBC Restricted Person or enter into any discussions or negotiations relating to any inquiry, proposal or offer relating thereto;

          (v) enter into any joint marketing or co-branding arrangement with any NBC Restricted Person, license or otherwise grant to any NBC Restricted Person the right to utilize any trademark, tradename or brand of the Company or any Subsidiary of the Company or grant to any NBC Restricted Person any rights to have a branded presence on any media of the Company or its Subsidiaries or rights to cross-promote home shopping transactions; or

          (vi) authorize or commit or agree to take any of the foregoing actions.

     (b) The provisions of this Section 3.2 shall terminate and be of no further force or effect at such time as the Investor is no longer entitled to designate at least one person to be nominated for election to the Board of Directors pursuant to Section 2.1. In addition, the provisions of this Section 3.2 shall terminate and be of no further force or effect with respect to those NBC Restricted Persons (and their Affiliates) set forth on Annex B hereto (collectively, the "Annex B Entities") in the event that (i) NBC or any of its Subsidiaries or Affiliates enters into a significant transaction with any Annex B Entity (the "Relevant Entity") that precludes NBC and its Subsidiaries from entering into a significant transaction with any one of the other Annex B Entities and (ii) during the period ending six months after the occurrence of an event specified in clause (i), neither the Company nor any of its Subsidiaries has entered into Shareholder Agreement an agreement providing for a significant transaction with the Relevant Entity or its Affiliate.

     Section 3.3 Certain Other Transactions.

     For as long as the Investor is entitled to designate two persons to be nominated for election to the Board of Directors pursuant to Section 2.1, the Company agrees that except with the prior written consent of the Investor, the Company and its Subsidiaries shall not, directly or indirectly:

          (a) issue or sell, or authorize or propose the issuance or sale, of any capital stock of the Company, or any options, warrants or other rights (including, without limitation, any convertible or exchangeable securities) to acquire capital stock of the Company other than (i) pursuant to Options outstanding on the date hereof or issued pursuant to clause (ii) below,
     (ii) Options to be issued to officers, directors, employees or consultants of the Company pursuant to any plan or arrangement approved by the

     Company's shareholders, (iii) upon conversion of the Preferred Stock outstanding on the date hereof or pursuant to the Warrants, (iv) the issuance of Common Stock and other Voting Stock in an aggregate amount not to exceed (x) during any twelve month period 15% of the Total Voting Power of the Company as of the first day of such twelve month period and (y) during any twenty-four month period 25% of the Total Voting Power of the Company as of the first day of such twenty-four month period, provided that no issuance will be made to any Person pursuant to this clause (iv) who, together with its Affiliates, to the knowledge of the Company after reasonable inquiry, would Beneficially Own securities representing 10% or more of the Total Voting Power of the Company following such issuance and
     (v) issuances of non-voting capital stock that does not violate the terms of the Preferred Stock;

          (b) declare or pay any dividends or distributions to holders of Common Stock in any fiscal quarter exceeding in the aggregate 5% of the Market Capitalization of the Company as of the first day of such fiscal quarter or repurchase or redeem any Common Stock except (i) repurchases and redemption of Common Stock from officers, directors, employees or consultants of the Company and its Subsidiaries and (ii) repurchases and redemptions of Common Stock in any fiscal quarter that, when aggregated with all distributions and dividends on the Common Stock in such fiscal quarter, do not exceed 5% of the Market Capitalization of the Company as of the first day of such fiscal quarter;

          (c) enter into or effect any single or related series of acquisitions of businesses or assets or investments therein (including, without limitation, forming, entering into or joining any joint venture), other than money market instruments and trade receivables, pursuant to which the fair market value of the aggregate purchase price paid, or investment made, by the Company and its Subsidiaries will exceed the greater of (x) $35 million or (y) 10% of the Market Capitalization of the Company at the time the Company or its Subsidiaries enter into an agreement to effect such acquisition or investment;

          (d) enter into or effect any single or related series of sales, leases or other dispositions of assets having a Fair Market Value in excess of the greater of (x) $35 million or (y) 10% of the Market Capitalization of the Company at the time the Company or its Subsidiaries enter into an agreement to effect such sale, lease or other disposition;

          (e) incur indebtedness for borrowed money that would cause the Company's consolidated indebtedness to exceed the greater of (x) $40 million and (y) an amount equal to 30% of the Company's total capitalization; for purposes of this clause (e) "total capitalization" means the sum of consolidated shareholders equity and consolidated indebtedness;

          (f) issue any series or class of capital stock having (i) voting rights that are disproportionate relating to its economic interest or (ii) a separate class vote on any Takeover Transaction;

          (g) enter into any business, either directly or indirectly, except for those businesses in which the Company and/or its Subsidiaries and/or its Affiliates are engaged in on the date hereof and those businesses which are ancillary, complementary or reasonably related thereto;

          (h) amend the Articles of Incorporation so as to adversely affect the Restricted Parties (it being understood that increases in the authorized capital stock of the Company and/or creation of a staggered Board of Directors will not be deemed to adversely affect the Restricted Parties); or

          (i) authorize or commit or agree to take any of the foregoing actions.

     Section 3.4 Other Covenants. (a) The Company agrees that except with the prior written consent of the Investor and except as otherwise expressly permitted by this Agreement, it and its Subsidiaries shall not, directly or indirectly:

          (i) adopt any shareholders rights plan, or amend any of its organizational documents or enter into any Material Agreement with a third party or issue any capital stock or other securities, the provisions of which, upon the acquisition of all of the outstanding Common Stock or any portion thereof by any Restricted Party would be violated or breached, or which would require a consent, approval or notice thereunder, or which would result in a default thereof (or an event which, with notice or lapse of time or both, would constitute a default), or which would result in the termination thereof or accelerate the performance required thereby, or would result in a right of termination or acceleration thereunder, or result in the creation of any Lien (except Permitted Liens) upon any of the properties or assets of the Company or Material Subsidiaries thereunder or disadvantage the Restricted Parties relative to other shareholders on the basis of the size of their shareholdings or otherwise restrict or impede the ability of the Restricted Parties to acquire additional shares of Voting Stock or dispose of such Voting Stock in any manner permitted by Section 4.2 to any Restricted Party or to any Person that would Beneficially Own (together with such Person's Ultimate Parent Entity, Subsidiaries and Affiliates) less than 10% of the Adjusted Outstanding Common Stock;

          (ii) Take any action that would cause any ownership interest in any of the following to be attributable to any Restricted Party for purposes of FCC regulations: (i) a U.S. broadcast radio or television station, (ii) a U.S. cable television system, (iii) a U.S. "daily newspaper" (as such term is defined in Section 73.3555 of the rules and regulations of the Federal Communications Commission, as the same may be amended from time to time),
     (iv) any U.S. communications facility operated pursuant to a license granted by the Federal Communications Commission ("FCC") and subject to the provisions of Section 310(b) of the Communications Act of 1934, as amended, or (v) any other business which is subject to FCC regulations under which the ownership of a Person may be subject to limitation or restriction as a result of the interest in such business being attributed to such Person.

     (b) The provisions of Section 3.4(a)(i) shall terminate and be of no further force or effect at such time as the Investor is no longer entitled to designate at least one person to be nominated for election to the Board of Directors pursuant to Section 2.1.

     Section 3.5 Houston Station. The Company and its Subsidiaries shall use all commercially reasonable efforts to dispose of their interests in KVVV-TV Channel 57 Baytown, Texas as soon as practicable.

     Section 3.6 No Reinstatement of Rights. Anything in this Agreement to the contrary notwithstanding, to the extent the Restricted Parties fail to satisfy any ownership threshold set forth herein so that any rights of the Investor under this Agreement and/or obligations of the Company under this Agreement terminate, such terminated rights and/or obligations will not be reinstated if the Restricted Parties thereafter satisfy such ownership threshold.

                                   ARTICLE IV

                             STANDSTILL AGREEMENTS

     Section 4.1 Standstill Agreement.

     (a) During the Standstill Period (and during the Standstill Period only), no Restricted Party will, directly or indirectly, nor will it authorize or direct any of its Representatives to (and will take appropriate action against such Representatives to discourage), in each case unless specifically requested to do so in writing in advance by the Board of Directors:

          (i) acquire or agree, offer, seek or propose to acquire, or cause to be acquired, ownership of any assets or businesses of the Company or any of its Subsidiaries having a fair market value in excess of 10% of the fair market value of all of the Company's and its Subsidiaries' assets, or any rights or options to acquire any such ownership (including from a third party);

          (ii) acquire or agree, offer, seek or propose to acquire, or cause to be acquired, Beneficial Ownership of any Common Stock of the Company or any of its Subsidiaries, or any options, warrants or other rights (including, without limitation, any convertible or exchangeable securities) to acquire any such Voting Stock, in any case other than the Preferred Stock, the Warrants and any Voting Stock issuable upon conversion or exercise of the Preferred Stock or Warrants; provided, however, that after the Shareholder Meeting (or if earlier August 31, 1999) the Restricted Parties may acquire or agree, offer, seek or propose to acquire, or cause to be acquired, shares of Voting Stock of the Company (or any convertible or exchangeable securities) to acquire any such Voting Stock if such acquisition would not increase the Restricted Parties' aggregate Beneficial Ownership of shares of Common Stock to more than the

     Standstill Limit (other than due to the issuance of additional Bonus Distributor Warrants; provided that if the issuance of additional Bonus Distributor Warrants results in the Restricted Parties' aggregate Beneficial Ownership of shares of Common Stock exceeding the Standstill Limit, then at any time during the Standstill Period (and only during the Standstill Period) when the Standstill Limit is so exceeded, the Restricted Parties shall not exercise any Bonus Distributor Warrants unless (A) such exercise occurs during the six months prior to the expiration or termination of such Bonus Distributor Warrants or (B) immediately upon such exercise, the Restricted Parties' aggregate actual ownership of outstanding shares of Common Stock would not exceed 39.9% of the total outstanding shares of Common Stock, treating as outstanding and actually owned for such purpose shares of Common Stock issuable upon conversion of the Preferred Stock or upon the exercise of the Initial Distributor Warrants, but no shares of Common Stock issuable upon exchange or conversion of any other rights, warrants, options or other securities). Notwithstanding the foregoing, during the Standstill Period, the holder of a Warrant will not disclaim Beneficial Ownership of such Warrant and for as long as the Purchase Warrant is outstanding and exercisable, no Restricted Party will acquire actual ownership of any shares of Common Stock other than (x) through exercise of the Warrants or conversion of the Preferred Stock and
     (y) other acquisitions of shares of Common Stock at a price per share equal to or greater than the applicable price set forth in Section 8(a)(ii) of the Purchase Warrant (during the period prior to the second anniversary of the Issue Date under the Warrant) or Section 8(b)(ii) of the Purchase Warrant (during the period on and after the second anniversary of such Issue Date and prior to the fifth anniversary of such Issue Date).

          (iii) make, or in any way participate in, any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) with respect to the voting of any securities of the Company or any of its Subsidiaries, provided that the limitation contained in this clause (iii) shall not apply to any Takeover Transaction to be voted on by the Company's shareholders that is not instituted or proposed by any Restricted Party or any Affiliate of a Restricted Party or any 13D Group of which any Restricted Party or any Affiliate of a Restricted Party is a member;

          (iv) deposit any securities of the Company or any of its Subsidiaries in a voting trust or subject any such securities to any arrangement or agreement with any Person (other than one or more Restricted Parties);

          (v) form, join, or in any way become a member of a 13D Group with respect to any voting securities of the Company or any of its Subsidiaries (other than a "group" consisting solely of Restricted Parties);

          (vi) arrange any financing for, or provide any financing commitment specifically for, the purchase of any voting securities or securities convertible or exchangeable into or exercisable for any voting securities or assets of the Company or any of its Subsidiaries, except for such assets as are then being offered for sale by the Company or such Subsidiary;

          (vii) otherwise act, whether alone or in concert with others, to seek to propose to the Company any tender or exchange offer, merger, business combination, restructuring, liquidation, recapitalization or similar transaction involving the Company or any of its Subsidiaries, or nominate any person as a director of the Company who is not nominated by the then incumbent directors, or propose any matter to be voted upon by the shareholders of the Company; provided that the Restricted Entities may nominate directors in accordance with Section 2.1 and, provided further, the provisions of this clause(vii) will not prohibit or restrict any Restricted Party from entering into any agreement, arrangement or understanding relating to the Transfer of any securities in accordance with
     Section 4.2 or engaging in an discussion or negotiations relating to any potential Transfer of any securities in accordance with Section 4.2;

          (viii) solicit, initiate, encourage or knowingly or intentionally facilitate the taking of any action by any Affiliate of a Restricted Party (that is not itself a Restricted Party) that would be prohibited by this
     Section 4.1 if that Affiliate were a Restricted Party; or

          (ix) publicly announce or disclose any intention, plan or arrangement inconsistent with the foregoing.

     (b) In addition, during the Standstill Period (and only during the Standstill Period), no Restricted Party will, nor will they authorize or direct any of their respective Representatives to, take any action that they reasonably believe based on the advice of outside counsel would require the Company to make a public announcement regarding any of the matters set forth in Section 4.1(a) (other than in connection with the transactions contemplated by the Investment Agreement).

     (c) If, at any time during the Standstill Period, (i) any Person other than a Restricted Party or any Affiliate thereof or any 13D Group of which any Restricted Party is a member has made any inquiry, proposal or offer relating to a Takeover Transaction or Change in Control of the Company which has not been rejected by the Board of Directors, (ii) the Board of Directors has determined to pursue a Takeover Transaction or other Change in Control of the Company and the Board of Directors has not resolved to stop pursuing such Takeover Transaction or other Change in Control of the Company or (iii) the Board of Directors or the Company has engaged in any discussions or negotiations with, or provided any information to, any Person other than a Restricted Party or any Affiliate thereof or any 13D Group of which any Restricted Party is a member with respect to a potential Takeover Transaction or other Change in Control of the Company or any potential inquiry, proposal or offer relating thereto and the Board of Directors has not resolved to terminate all such discussions, negotiations and provision of information, then, for so long as such condition continues to apply, the limitation on the actions described in clause (a)(vii) above shall not be applicable to the Restricted Parties (but all other provisions of this Agreement will, subject to Section 4.1(d), continue to apply).

     (d) Anything in this Section 4.1 to the contrary notwithstanding, this
Section 4.1 shall not prohibit or restrict any of the following: (x) actions taken by the Investor's nominees on the Board of Directors in such capacity, (y) the exercise by the Restricted Parties of their voting rights (i.e., their right to vote their shares but not their right to make nominations, to the extent prohibited by this Agreement, or take other related actions otherwise prohibited by this Section 4.1) with respect to any shares of Voting Stock they Beneficially Own and (z) any disclosure pursuant to Section 13(d) of the Exchange Act which a Restricted Party reasonably believes, based on the advice of outside counsel, is required in connection with any action taken by a Restricted Party pursuant to Section 4.1(c).

     (e) Following the expiration of the Standstill Period pursuant to clause
(i) of the definition of Standstill Termination Event and for two years following the expiration of the Standstill Period pursuant to clause (v) of the definition of Standstill Termination Event, no Restricted Party will purchase or otherwise acquire any shares of Common Stock if such acquisition would increase the Restricted Parties' aggregate Beneficial Ownership of shares of Common Stock to more than 39.9% of the Adjusted Outstanding Common Stock except (x) increases in Beneficial Ownership resulting from issuance of the Warrants or the exercise of the Warrants or (y) pursuant to a Purchaser Tender Offer.

     (f) If the Standstill Period terminates pursuant to clause (iii) of the definition of "Standstill Termination Event" and the subject Third Party Tender Offer is terminated at any time during which an Investor Tender Offer is then pending, unless otherwise agreed by the Company, the Restricted Party that commenced such Investor Tender Offer (the "Tendering Restricted Party") will not complete such Investor Tender Offer until at least the sixth business day after the termination of such Third Party Tender Offer. If, within two business days after termination of the subject Third Party Tender Offer, the Company requests in writing that the Tendering Restricted Party terminate its Investor Tender Offer and by the end of the second business day after the receipt of such request the Tendering Restricted Party has not terminated its Investor Tender Offer, then the provisions of Section 3.4(a)(i) shall no longer prohibit the Company from amending its then existing shareholders rights plan or adopting a shareholders rights plan that could be triggered by the Restricted Parties if (and, only if) they subsequently acquired Beneficial Ownership of additional Voting Securities that would increase the Restricted Parties' aggregate Beneficial Ownership of shares of Common Stock to more than the Standstill Limit (determined for these purposes as if a Standstill Reinstatement Event had occurred on such date) other than as a result of the acquisition of Beneficial Ownership of additional shares of Common Stock upon the issuance or exercise of additional Bonus Distributer Warrants.

     Section 4.2 Transfer Restrictions. Unless the Restricted Parties Beneficially Own in the aggregate less than 5% of the Adjusted Outstanding Common Stock or until the Restricted Parties Beneficially Own in the aggregate at least 90% of the Adjusted Outstanding Common Stock, the Restricted Parties shall not, directly or indirectly, sell, transfer or otherwise dispose of (collectively, "Transfer") any of the Preferred Stock, Warrants or shares of Common Stock Beneficially Owned by such Persons, except for Transfers: (i) to Restricted Parties or to Affiliates who agree to be Restricted Parties bound by the provisions of this Agreement, (ii) which have been consented to by the Company, (iii) pursuant to a Third Party Tender Offer, provided that the Restricted Parties may not Transfer pursuant to this clause (iii) any shares of Common Stock acquired upon exercise of the Purchase Warrant on or after the date of commencement of such Third Party Tender Offer or the public announcement by the offeror thereof or that such offeror intends to commence such Third Party Tender Offer, (iv) pursuant to a merger, consolidation or reorganization to which the Company is a party, (v) in a bona fide public distribution or bona fide underwritten public offering, (vi) pursuant to Rule 144 of the Securities Act or (vii) in a private sale or pursuant to Rule 144A of the Securities Act; provided that, in the case of any Transfer pursuant to clause (v) or (vii), such Transfer does not result in, to the knowledge of the Restricted Parties after reasonable inquiry, any other Person acquiring, after giving effect to such Transfer, Beneficial Ownership, individually or in the aggregate with such Person's Ultimate Parent Entity, Subsidiaries and Affiliates, of more than 10% of the Adjusted Outstanding Common Stock.

     Section 4.3 Certain Permitted Transactions and
Communications. Notwithstanding the foregoing, this Agreement shall not prohibit
(i) the acquisition or holding of securities or rights in the ordinary course of business by any employee benefit plan whose trustees, investment managers or similar advisors are not Affiliates of any Restricted Party, (ii) the consummation of any transaction expressly provided for in the Investment Agreement or the Operating Agreement including the acquisition and/or exercise of the Warrants or any purchase of shares of Common Stock upon conversion of Preferred Stock or (iii) officers and employees of the Restricted Parties from communicating with officers of the Company or its Affiliates on matters related to or governed by the Distribution Agreement, the Operating Agreement or other operational matters, or the Restricted Parties from communicating with the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the Chief Financial Officer of the Company, so long as such communication is conveyed in confidence, does not require public disclosure by the Restricted Parties or, in the reasonable belief (based on the advice of outside counsel) of the Restricted Party making such communication, by the Company, and is not intended to (A) elicit, and, in the reasonable belief (based on the advice of outside counsel) of the Restricted Party making such communication, does not require the issuance of, a public response by the Company or (B) otherwise circumvent the provisions of Section 4.1.

                                   ARTICLE V

                                 MISCELLANEOUS

     Section 5.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by overnight courier as follows:

     (a) If to the Investor, to:

       G.E. Capital Equity Investments, Inc.
       120 Long Ridge Road
       Stamford, CT 06927
       Attention: John Sprole

       Fax: (203) 357-3047

       with a copy to:

       Simpson Thacher & Bartlett
       425 Lexington Avenue
       New York, New York 10017
       Attention: Richard Capelouto

       Fax: (212) 455-2502

     (b) If to the Company, to:

         ValueVision International, Inc.
        6740 Shady Oak Road
        Eden Prairie, MN 55344-3433
        Attention: General Counsel

        Fax: (612) 947-0188

        With a copy to:

        Latham & Watkins
        633 West Fifth Street
        Suite 4000
        Los Angeles, CA 90071
        Attention: Michael W. Sturrock

        Fax: (213) 891-8763

or to such other address or addresses as shall be designated in writing. All notices shall be effective when received.

     Section 5.2 Entire Agreement; Amendment. This Agreement sets forth the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing between the parties hereto executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as a waiver thereof nor shall any single or partial exercise by any party of any right preclude any other or future exercise thereof or the exercise of any other right.

     Section 5.3 Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

     Section 5.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

     Section 5.5 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to contracts executed and performed within such state, and each party hereby submits to the jurisdiction of any state or U.S. federal court sitting within the County of New York, New York or the County of Hennepin, Minnesota. The parties hereto waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

     Section 5.6 Successors and Assigns; Third Party Beneficiaries. Subject to applicable law, GE Capital Equity Investments may assign its rights under this Agreement in whole or in part only to a Restricted Party, but no such assignment shall relieve GE Capital Equity Investments of its obligations hereunder unless GE Capital Equity Investments' obligations hereunder are assumed by NBC and/or GE Capital in a written agreement reasonably acceptable to the Company delivered to the Company (in which case GE Capital Equity Investments will be released from its obligations hereunder except for its obligations as a Restricted Party to comply with the terms hereof). The Company may not assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the Investor. Any purported assignment in violation of this Section shall be void. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the Restricted Parties (who shall be third party beneficiaries of this Agreement entitled to the benefit of, and to enforce, its terms) and the Company and their respective successors, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Restricted Parties and the Company and their respective successors, and for the benefit of no other Person. No purchaser of Preferred Stock, Warrants or Common Stock from a Restricted Party (other than another Restricted Party) shall be deemed to be a successor or assignee by reason merely of such purchase.

     Section 5.7 Arbitration. Any controversy, dispute or claim arising out of, in connection with or in relation to the interpretation, performance or breach of this Agreement, shall be determined, at the request of any party, by arbitration in a city mutually agreeable to the parties to such controversy, dispute or claim before and in accordance with the then-existing Rules for Commercial Arbitration of the American Arbitration Association, and any judgment or award rendered by the arbitrator will be final, binding and unappealable and judgment may be entered by any state or Federal court having jurisdiction thereof. The pretrial discovery procedures of the Federal Rules of Civil Procedure shall apply to any arbitration under this Section 5.7. Any controversy concerning whether a dispute is an arbitrable dispute or as to the interpretation or enforceability of this Section 5.7 shall be determined by the arbitrator. The arbitrator shall be a retired or former United States District Judge or other person acceptable to each of the parties, provided such individual has substantial professional experience with regard to corporate or partnership legal matters. The parties intend that this agreement to arbitrate be valid, enforceable and irrevocable.

     Section 5.8 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity.

     Section 5.9 Headings, Captions and Table of Contents. The section headings, captions and table of contents contained in this Agreement are for reference purposes only, are not part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

     Section 5.10 Confidentiality. The provisions of Sections 1, 2 and 8 of the confidentiality agreement dated June 24, 1998 between the Company and the Investor (the "Investor Confidentiality Agreement") shall continue and be in full force and effect and apply to each Restricted Party as if it were the Investor until the later to occur of the termination of the Distribution Agreement and termination of the Investor's rights to designate at least one director for nomination to the Board of Directors of the Company pursuant to
Section 2.1. All other provisions of the Investor Confidentiality Agreement and the confidentiality agreement dated January 28, 1999 (as amended on February 28, 1999) between the Company and NBC are hereby terminated.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized representatives, all as of the date first above written.

                                          VALUEVISION INTERNATIONAL, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          G.E. CAPITAL EQUITY INVESTMENTS, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                    ANNEX E

                           FORM OF INVESTMENT WARRANT

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A SHAREHOLDER AGREEMENT, DATED AS OF THE DATE HEREOF (THE "SHAREHOLDER AGREEMENT"), BETWEEN VALUEVISION INTERNATIONAL, INC. AND GE CAPITAL EQUITY INVESTMENTS, INC.

                         COMMON STOCK PURCHASE WARRANT

                   EXERCISABLE COMMENCING             , 1999
                 VOID AFTER EXPIRATION TIME (AS DEFINED HEREIN)

     ValueVision International, Inc., a Minnesota corporation (the "Company"), hereby certifies that, for value received, G.E. Capital Equity Investments, Inc., a Delaware corporation (the "Initial Holder"), or registered assigns (in either case, the "Warrantholder"), is the owner of a Warrant (as defined below), which entitles the Warrantholder to purchase from time to time from the Company a number of fully paid, duly authorized and nonassessable shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") up to (i) that number of shares that result in the Restricted Parties (as defined below), at each time this Warrant is exercised, Beneficially Owning (as defined below) 39.9% of the then Adjusted Outstanding Common Stock (as defined below) minus
(ii) the aggregate number of shares of Common Stock directly or indirectly sold, transferred or otherwise disposed of by all Restricted Parties (excluding any such sale, transfer or other disposition to any other Restricted Party) prior to and including the date of exercise (making equitable adjustments for any conversions, reclassifications, reorganizations, stock dividends, stock splits, reverse splits and similar events which occur with respect to the Common Stock). This Warrant may be exercised at any time and from time to time from and after
            , 1999 (the "Issue Date") and continuing up to the Expiration Time (as defined herein) at a per share exercise price determined according to the terms and subject to the conditions set forth in this certificate (the "Warrant Certificate"). The Warrant evidenced by this Warrant Certificate (the "Warrant") is being issued pursuant to an Investment Agreement, dated as of March 8, 1999 (as it may be amended, supplemented or otherwise modified from time to time, the "Investment Agreement"), by and between the Company and the Initial Holder.

     Section 1. Definitions. As used in this Warrant Certificate, the following terms shall have the meanings set forth below:

          "Adjusted Outstanding Common Stock" shall mean, at any time this Warrant is exercised for the purchase of shares of Common Stock, the total number of shares of outstanding Common Stock at such time; provided that for purposes of such calculation (a) all shares of Common Stock issuable upon conversion of the then outstanding Preferred Stock shall be considered outstanding, (b) all shares of Common Stock issuable upon exercise of the outstanding Initial Distributor Warrants (whether such Initial Distributor Warrants are vested or unvested) shall be considered outstanding, (c) to the extent that Bonus Distributor Warrants have been issued and are outstanding (and only to such extent), all shares of Common Stock issuable upon the exercise of such issued and outstanding Bonus Distributor Warrants (whether such Bonus Distributor Warrants are vested or unvested) shall be considered outstanding and (d) all shares of Common Stock purchased pursuant to such exercise of this Warrant

     (but not any shares of Common Stock which may be purchased upon subsequent exercises of this Warrant) shall be considered outstanding.

          "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

          "Articles of Incorporation" shall mean the Articles of Incorporation of the Company, as amended from time to time.

          "Beneficially Own" shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall be deemed to "Beneficially Own" all securities that such Person has a right to acquire, whether such right is exercisable immediately or only after the passage of time (and without any additional conditions); provided, however, that a Person shall not be deemed to "Beneficially Own" any shares of Common Stock which are issuable (but have not yet been issued) upon exercise of this Warrant or which are issuable upon exercise of any Bonus Distributor Warrants unless and until such Bonus Distributor Warrants are actually issued and outstanding, at which time such Person shall be deemed to "Beneficially Own" all shares of Common Stock which are issuable upon exercise of such Bonus Distributor Warrants, whether or not they are vested or unvested.

          "Board of Directors" shall mean the board of directors of the Company.

          "Bonus Distributor Warrants" shall mean certain warrants issued by the Company to NBC or its designee at agreed upon times, subject to the satisfaction of certain conditions contained therein and in the Distribution Agreement, which warrants may be exercised by the holder thereof to purchase Common Stock in accordance with the terms therein.

          "Business Day" shall mean any day, other than a Saturday, Sunday or a day on which commercial banks in New York, New York are authorized or obligated by law or executive order to close.

          "Certificate of Designation" shall mean the Certificate of Designation
     of the Preferred Stock, dated as of             , 1999, executed and filed
     with the Secretary of State of the State of Minnesota.

          "Common Stock" shall have the meaning set forth in the preamble hereto.

          "Company" shall have the meaning set forth in the preamble hereto.

          "Distribution Agreement" shall mean the Distribution and Marketing Agreement dated as of March 8, 1999 between the Company and NBC pursuant to which NBC has agreed to distribute certain programming of the Company, as such agreement may be amended from time to time.

          "Election to Exercise" shall have the meaning set forth in Section 4.2(a) hereof.

          "Equity Securities" shall mean, with respect to any Person, any and all common stock, preferred stock, any other class of capital stock and partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

          "Exercise Price" shall have the meaning set forth in Section 8 hereof.

          "Expiration Date" shall mean the fifth anniversary of the Issue Date.

          "Expiration Time" shall mean 5:00 P.M., New York City time, on the Expiration Date.

          "Fractional Warrant Share" shall mean any fraction of a whole share of Common Stock issued, or issuable upon, exercise of the Warrant.

          "Governmental Entity" shall mean any federal, state or local government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign.

          "Independent Expert" shall mean an investment banking firm mutually acceptable to the Company and the Warrantholder.

          "Initial Distributor Warrants" shall mean certain warrants to purchase 1,450,000 shares of Common Stock issued immediately by the Company to NBC or its designee pursuant to the Distribution Agreement, which warrants may be exercised by the holder thereof in accordance with the terms therein.

          "Initial Holder" shall have the meaning set forth in the preamble hereto.

          "Investment Agreement" shall have the meaning set forth in the preamble hereto.

          "Issue Date" shall have the meaning set forth in the preamble hereto.

          "Market Price" shall mean, with respect to a share of Common Stock on any day, except as set forth below in the case that the shares of Common Stock are not publicly held or listed, the average of the "quoted prices" of the Common Stock for 30 consecutive Trading Days commencing 45 Trading Days before the date in question. The term "quoted prices" of the Common Stock shall mean the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if the shares of Common Stock are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not quoted on Nasdaq and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the shares of Common Stock. Notwithstanding the foregoing, if the shares of Common Stock are not publicly held or so listed, quoted or publicly traded, the "Market Price" means the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors; provided, however, that if the Warrantholder shall dispute the fair market value as determined by the Board, the Warrantholder and the Company may retain an Independent Expert. The determination of fair market value by the Independent Expert shall be final, binding and conclusive on the Company and the Warrantholder. All costs and expenses of the Independent Expert shall be borne by the Warrantholder unless the determination of fair market value is more favorable to such Warrantholder by 5% or more, in which case, all such costs and expenses shall be borne by the Company.

          "Nasdaq" shall mean The Nasdaq Stock Market's National Market.

          "NBC" shall mean National Broadcasting Company, Inc., a Delaware corporation and Affiliate of the Initial Holder.

          "Organic Change" shall mean, with respect to any Person, any transaction (including without limitation any recapitalization, capital reorganization or reclassification of any class or series of Equity Securities, any consolidation of such Person with, or merger of such Person into, any other Person, any merger of another Person into such Person (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of such Person), and any sale or transfer or lease of all or substantially all of the assets of such Person, but not including any stock split, combination or subdivision) pursuant to which any class or series of Equity Securities of such Person is exchanged for, or converted into, the right to receive other securities, cash or other property.

          "Person" shall mean any individual, firm, corporation, company, limited liability company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

          "Preferred Stock" shall mean the Series A Redeemable Convertible Preferred Stock, par value $0.01 per share, of the Company issued pursuant to the Certificate of Designation.

          "Regular Dividends" shall mean regular quarterly dividends not in excess of 1% of the aggregate Market Price for the shares of capital stock receiving such dividends as of the Business Day prior to the declaration of such dividends.

          "Restricted Party" shall have the meaning set forth in the Shareholder Agreement.

          "Securities Act" shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Shareholder Agreement" shall mean the Shareholder Agreement, dated as
     of             , 1999 between the Company and the Initial Purchaser, as
     amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Stated Value" shall mean the stated liquidation value of the Preferred Stock as set forth in the Certificate of Designation.

          "Trading Day" shall mean any day on which Nasdaq is open for trading, or if the shares of Common Stock are not quoted on Nasdaq, any day on which the principal national securities exchange or national quotation system on which the shares of Common Stock are listed, admitted to trading or quoted is open for trading, or if the shares of Common Stock are not so listed, admitted to trading or quoted, any Business Day.

          "Warrant" shall have the meaning set forth in the preamble hereto.

          "Warrant Certificate" shall have the meaning set forth in the preamble hereto.

          "Warrant Market Price" shall mean (a) in the case of Section 8(a) hereof, the greater of (i) the average of the closing prices of a share of Common Stock for the 45 consecutive Trading Days ending on the Trading Day immediately prior to the day on which the Election to Exercise is delivered and (ii) the average of the closing prices of a share of Common Stock for the 150 consecutive Trading Days ending on the Trading Day immediately prior to the day on which the Election to Exercise is delivered or (b) in the case of Section 8(b) hereof, the average of the closing prices of a share of Common Stock for the 45 consecutive Trading Days ending on the Trading Day immediately prior to the day on which the Election to Exercise is delivered; provided that if during such 45 or 150 consecutive Trading Day period (the "valuation period"), as applicable, there shall occur a record date for determining holders of Common Stock entitled to receive a dividend or distribution on the Common Stock, the amounts determined pursuant to clauses (a)(i), (a)(ii) and/or (a)(iii) above, as applicable, shall be reduced by subtracting the amount obtained by multiplying (a) the value of such dividend or distribution per share of Common Stock by (b) a fraction (i) the numerator of which shall be the number of Trading Days from the beginning of such valuation period to and including the record date for such dividend or distribution (but in no event more than 30 days) and (ii) the denominator of which shall be the number of Trading Days in such valuation period. For purposes of the definition of Warrant Market Price, the "closing price" of a share of Common Stock shall refer to the closing price quoted on Nasdaq or, if shares of Common Stock are not quoted on Nasdaq, the closing price shall be computed in accordance with the procedure set forth for such contingency in the definition of "Market Price."

          "Warrant Register" shall have meaning set forth in Section 2.2 hereof.

          "Warrant Shares" shall mean the shares of Common Stock issued, or issuable upon, exercise of this Warrant.

          "Warrantholder" shall have the meaning set forth in the preamble hereto.

                          Section 2. Transferability.

     2.1 Registration. This Warrant shall be issued only in registered form. The Company agrees to maintain, at its office or agency, books for the registration and transfer of the Warrant.

     2.2 Transfer. This Warrant may not be directly or indirectly sold, transferred or otherwise disposed of at any time except to one or more Restricted Parties. Any such permitted sale or transfer shall be effected on the books of the Company (the "Warrant Register") maintained at its principal executive offices upon surrender of this Warrant Certificate for registration of transfer duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver a new Warrant Certificate to the Person entitled thereto.

     Section 3. Exchange of Warrant Certificate.

     This Warrant Certificate may be exchanged for another certificate of like tenor entitling the Warrantholder to purchase a like aggregate number of Warrant Shares as the certificate surrendered then entitles such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the Person entitled thereto a new Warrant Certificate as so requested.

     Section 4. Term of Warrant; Exercise of Warrant.

     4.1 Duration of Warrant. On the terms and subject to the conditions set forth in this Warrant Certificate, the Warrantholder or any Affiliate thereof may exercise this Warrant, in whole or in part, at any time and from time to time after the Issue Date and before the Expiration Time. At the Expiration Time, this Warrant shall become void, and all rights hereunder shall thereupon cease.

     4.2 Exercise of Warrant.

     (a) On the terms and subject to the conditions set forth in this Warrant Certificate, the Warrantholder or any Affiliate thereof may exercise this Warrant, in whole or in part, by presentation to the Company of the attached Election to Exercise (the "Election to Exercise") duly filled in and signed, and accompanied by payment to the Company of the Exercise Price for the number of Warrant Shares specified in such Election to Exercise. Payment of the aggregate Exercise Price shall be made by certified or official bank check in an amount equal to the aggregate Exercise Price.

     (b) On the terms and subject to the conditions set forth in this Warrant Certificate, upon such presentation of an Election to Exercise and payment of such aggregate Exercise Price as set forth in paragraph (a) hereof, the Company shall promptly issue and cause to be delivered to the Warrantholder and/or an Affiliate thereof, as applicable, a certificate or certificates (in such name or names of the Warrantholder and/or the Affiliate(s) thereof, as specified in the Election to Exercise) for the specified number of duly authorized, fully paid and non-assessable Warrant Shares issuable upon exercise, and shall deliver to the Warrantholder cash, as provided in Section 10 hereof, with respect to any Fractional Warrant Shares otherwise issuable upon such surrender. Upon each exercise of this Warrant, the Company shall record in its books the number of shares of Common Stock purchased by the Warrantholder and/or such Affiliate(s).

     (c) Each Person in whose name any certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby on the first date on which an Election to Exercise was presented and payment of the Exercise Price and any applicable taxes was made, irrespective of date of issue or delivery of such certificate.

     4.3 Conditions to Exercise. Each exercise of this Warrant shall be subject to the following conditions:

          (a) The shareholders of the Company shall have approved this Warrant as provided for in the Investment Agreement; and

          (b) After taking into account the number of Warrant Shares issuable upon such exercise, the Restricted Parties in the aggregate shall Beneficially Own no more than (i) 39.9% of the then Adjusted Outstanding Common Stock minus (ii) the aggregate number of shares of Common Stock directly or indirectly sold, transferred or otherwise disposed of by all Restricted Parties (excluding any such sale, transfer or other disposition to any other Restricted Party) prior to and including the date of exercise

     (making equitable adjustments for any conversions, reclassifications, reorganizations, stock dividends, stock splits, reverse splits and similar events which occur with respect to the Common Stock).

          (c) The purchase of the Warrant Shares issuable upon such exercise shall not be prohibited under applicable law.

     4.4 Termination of Warrant. This Warrant shall automatically terminate if:

          (a) At the Shareholders Meeting (as defined in the Shareholder Agreement), the shareholders of the Company shall fail to approve this Warrant as provided in Section 4.3(a); or

          (b) A Replacement Warrant (as defined in the Investment Agreement) is issued pursuant to Section 2.4 of the Investment Agreement.

     Section 5. Payment of Taxes.

     The Company shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Warrant Shares or of other securities or property deliverable upon exercise of this Warrant or certificates representing such shares or securities (other than income taxes imposed on the Warrantholder); provided, however, that the Company shall not be required to pay any tax or taxes which may be payable with respect to any transfer involving the issue of any Warrant Certificate or any certificates for Warrant Shares in a name other than that of the registered holder thereof, and the Company shall not be required to issue or deliver such Warrant Certificate or certificates for Warrant Shares unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section 6. Mutilated or Missing Warrant.

     If this Warrant Certificate is lost, stolen, mutilated or destroyed, the Company shall issue in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, upon receipt of a proper affidavit or other evidence reasonably satisfactory to the Company (and surrender of any mutilated Warrant Certificate) and indemnity in form and amount reasonably satisfactory to the Company in each instance protecting the Company, a new Warrant Certificate of like tenor and representing an equivalent Warrant as the Warrant Certificate so lost, stolen, mutilated or destroyed. Any such new Warrant certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone. An applicant for such substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe. The Warrant Certificate shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement of lost, stolen, mutilated or destroyed Warrant Certificate, and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

     Section 7. Reservation of Shares.

     The Company hereby agrees that there shall be reserved for issuance and delivery upon exercise of this Warrant, free from preemptive rights, the number of shares of authorized but unissued shares of Common Stock as shall be required for issuance or delivery upon full exercise of this Warrant. The Company further agrees that it will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale or assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company. Without limiting the generality of the foregoing, the Company shall from time to time take all such action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price.

     Section 8. Exercise Price.

     The price per share (the "Exercise Price") at which Warrant Shares shall be purchasable upon the exercise of this Warrant shall be calculated as follows:

          (a) Exercise Prior to Second Anniversary. If the Warrantholder elects to purchase Warrant Shares prior to the second anniversary of the Issue Date, the Exercise Price shall be equal to the greater of (i) the Warrant Market Price and (ii) $12.00 (as reduced by the excess of the fair market value of the aggregate amount of dividends and other distributions declared per share of Common Stock over the aggregate Regular Dividends declared per share of Common Stock after the date hereof and having a record date prior to the date of exercise), in each case making equitable adjustments for any conversions, reclassifications, reorganizations, stock dividends, stock splits, reverse splits and similar events which occur with respect to the Common Stock.

          (b) Exercise on or after Second Anniversary. If the Warrantholder elects to purchase Warrant Shares on or after the second anniversary of the Issue Date, the Exercise Price shall be equal to the greater of (i) the Warrant Market Price and (ii) $15.00 (as reduced by the excess of the fair market value of the aggregate amount of dividends and other distributions declared per share of Common Stock over the aggregate Regular Dividends declared per share of Common Stock after the date hereof and having a record date prior to the date of exercise), in each case making equitable adjustments for any conversions, reclassifications, reorganizations, stock dividends, stock splits, reverse splits and similar events which occur with respect to the Common Stock.

     Section 9. Certain Events.

     9.1 Notice.

     In case:

     (i) the Company shall declare any dividend or any distribution of any kind or character (whether in cash, securities or other property) on or in respect of shares of Common Stock or to the shareholders of the Company (in their capacity as such), excluding any regular periodic cash dividend paid out of current or retained earnings (as such terms are used in generally accepted accounting principles); or

     (ii) the Company shall authorize the granting to the holders of shares of Common Stock of rights to subscribe for or purchase any shares of capital stock or of any other right; or

     (iii) of any reclassification of shares of Common Stock (other than a subdivision or combination of outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

     (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

     then the Company shall cause to be mailed to the Warrantholder, at their last addresses as they shall appear upon the Warrant Register, at least 10 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or
     (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and, if applicable, the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property (including cash) deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice, or any defect therein, shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

     9.2 Section 305.

     The Company shall be entitled, but not required, to make such reductions in the Exercise Price as it in its discretion shall determine to be advisable, including, without limitation, in order that any dividend in or distribution of shares of Common Stock or shares of capital stock of any class other than Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights or warrants, or any other transaction having a similar effect, shall not be treated as a distribution of property by the Company to its shareholders under Section 305 of the Internal Revenue Code of 1986, as amended, or any successor provision and shall not be taxable to them.

     9.3 Organic Change.

     (a) Company Survives. Upon the consummation of an Organic Change (other than a transaction in which the Company is not the surviving entity), lawful provision shall be made as part of the terms of such transaction whereby the terms of the Warrant Certificate shall be modified, without payment of any additional consideration therefor, so as to provide that upon exercise of this Warrant following the consummation of such Organic Change, the Warrantholder shall have the right to purchase for the Exercise Price the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which this Warrant might have been exercised immediately prior to such Organic Change. Lawful provision also shall be made as part of the terms of the Organic Change so that all other terms of the Warrant Certificate shall remain in full force and effect following such an Organic Change. The provisions of this Section 9.3(a) shall similarly apply to successive Organic Changes.

     (b) Company Does Not Survive. The Company shall not enter into an Organic Change that is a transaction in which the Company is not the surviving entity unless lawful provision shall be made as part of the terms of such transaction whereby the surviving entity shall issue new securities to each Warrantholder, without payment of any additional consideration therefor, with terms that provide that upon the exercise of this Warrant, the Warrantholder shall have the right to purchase the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which this Warrant might have been exercised immediately prior to such Organic Change.

     Section 10. Fractional Interests.

     The Company shall not be required to issue Fractional Warrant Shares on the exercise of this Warrant. If Fractional Warrant Shares totaling more than one Warrant Share in the aggregate is presented for exercise at the same time by the Warrantholder, the number of full Warrant Shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares so purchasable upon the exercise of the Warrants so presented. If any Fractional Warrant Share would but for the provisions of this Section 10 be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall pay an amount in cash equal to the fraction of a Warrant Share represented by such Fractional Warrant Share multiplied by the Market Price on the day of such exercise.

     Section 11. No Rights as Shareholder.

     Nothing in this Warrant Certificate shall be construed as conferring upon the Warrantholder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company or any other matter.

     Section 12. Cooperation; Validity of Warrant.

     The Company shall use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any Governmental Entity having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. In addition, upon the request of Warrantholder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Warrantholder, the continuing validity of this Warrant and the obligations of the Company hereunder.

     Section 13. Listing on Nasdaq or Securities Exchange.

     The Company shall use its reasonable best efforts to list any shares of Common Stock issuable upon exercise of this Warrant on Nasdaq or on such other national securities exchange on which shares of Common Stock are then listed. The Company will at its expense cause all shares of Common Stock issued upon the exercise of this Warrant to be listed at the time of such issuance on Nasdaq and/or such other securities exchange shares of Common Stock are then listed on and shall maintain such listing.

     Section 14. Covenant Regarding Consent.

     The Company hereby covenants to use its reasonable best efforts upon the request of the Warrantholder to seek any waivers or consents, or to take any other action required, to effectuate the exercise of this Warrant by any Warrantholder.

     Section 15. Limitation on Liability.

     No provision hereof, in the absence of action by the Warrantholder to receive shares of Common Stock, and no enumeration herein of the rights or privileges of the Warrantholder, shall give rise to any liability of the Warrantholder for any value subsequently assigned to the Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     Section 16. Nonwaiver and Expenses.

     No course of dealing or any delay or failure to exercise any right hereunder on the part of the Warrantholder or the Company shall operate as a waiver of such right or otherwise prejudice the Warrantholder's or the Company's, as the case may be, rights, powers or remedies.

     Section 17. Amendment.

     This Warrant and any other Warrant issued hereunder may be modified or amended or the provisions hereof waived with the written consent of the Company and Warrantholder's possessing in excess of 50% of the aggregate number of shares of Common Stock then receivable upon full exercise of this Warrant whether or not then exercisable; provided that no such Warrant may be modified or amended in a manner which is materially adverse to the Initial Holder or any of its successors or assigns, so long as such Person is a Warrantholder, without the prior written consent of such Person.

     Section 18. Successors.

     All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

     Section 19. Governing Law; Choice of Forum, Etc.

     The validity, construction and performance of this Warrant Certificate shall be governed by and interpreted in accordance with, the laws of New York. The parties hereto agree that the appropriate forum for any disputes arising out of this Warrant Certificate solely between or among any or all of the Company, on the one hand, and the Initial Holder and/or any Person who has become a Warrantholder, on the other, shall be any state or U.S. federal court sitting within the County of New York, New York or County of Hennepin, Minnesota, and the parties hereto irrevocably consent to the jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction. The parties hereto further agree that the parties will not bring suit with respect to any disputes, except as expressly set forth below, arising out of this Warrant Certificate for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, if to (i) the Company, at ValueVision International, Inc., 6740 Shady Oak Road, Eden Prairie, MN 55344-3433, Attention: General Counsel, Fax: (612) 947-0188, or at such other address specified by the Company in writing to the other parties, with a copy to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, CA 90071, Attention: Michael W. Sturrock, Fax:
(213) 891-8763 and (ii) any Warrantholder, at the address of such Warrantholder specified in the Warrant Register. The foregoing shall not limit the rights of any party hereto to serve process in an other manner permitted by the law or to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of indebtedness. The parties agree to waive any and all rights that they may have to a jury trial with respect to disputes arising out of this Agreement.

     Section 20. Enforcement.

     The parties agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Warrant and to enforce specifically the terms and provisions of this Warrant.

     Section 21. Benefits of this Agreement.

     Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Warrantholder.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly
executed, as of this           day of                , 1999.

                                          VALUEVISION INTERNATIONAL, INC.

                                          By:
                                             -----------------------------------
                                            Name:
                                            Title:

                              ELECTION TO EXERCISE
                   (TO BE EXECUTED UPON EXERCISE OF WARRANT)

To ValueVision International, Inc.:

     The undersigned hereby irrevocably elects to exercise the right represented by the within Warrant Certificate for, and to acquire thereunder,
               Warrant Shares, as provided for therein, and tenders herewith
payment of the aggregate $          Exercise Price in full.

     Please issue a certificate or certificates for such Warrant Shares in the name of, and pay any cash for any Fractional Warrant Shares to (please print name, address and social security or other identifying number)*:

Name of Warrantholder (or Affiliate):
                                     -------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Soc. Sec. #:
            --------------------------------------------------------------------
                                   Signature:**
-------------------------                       --------------------------------
 * The Warrant Certificate contains restrictions on the sale and other transfer of the Warrant evidenced by such Warrant Certificate.

** The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

                                ASSIGNMENT FORM
                 (TO BE SIGNED ONLY UPON ASSIGNMENT OF WARRANT)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         (Name and Address of Assignee must be Printed or Typewritten)

     A Warrant to purchase Warrant Shares of the Company pursuant to the terms and conditions therein, evidenced by the within Warrant Certificate hereby
irrevocably constituting and appointing                Attorney to transfer said
Warrant on the books of the Company, with full power of substitution in the premises.

     Dated: ____________, ________

                                          --------------------------------------
                                             Signature of Registered Holder*

                                          --------------------------------------
Signature Guaranteed:                    Signature of Guarantor
-------------------------

     *The above signature should correspond exactly with the name on the face of this Warrant Certificate.

                                    ANNEX F

                      DISTRIBUTION AND MARKETING AGREEMENT

     DISTRIBUTION AND MARKETING AGREEMENT, dated as of March 8, 1999 (this "Agreement"), by and between National Broadcasting Company, Inc., a Delaware corporation ("NBC"), and ValueVision International, Inc., a Minnesota corporation ("VVI").

     WHEREAS, VVI produces and distributes the home shopping television program service known as "ValueVision Television";

     WHEREAS, subject to the terms and conditions set forth herein, VVI desires to engage NBC to negotiate on its behalf for the distribution of its home shopping television program service, and NBC is willing to undertake such engagement;

     WHEREAS, VVI and G.E. Capital Equity Investments, Inc. ("GEC") have entered into an Investment Agreement of even date herewith (the "Investment Agreement"), pursuant to which GEC has agreed to purchase (a) 5,339,500 shares of Series A Redeemable Convertible Preferred Stock (the "Preferred Stock"), the powers, designations, preferences and rights of which are set forth in that certain Certificate of Designation (the "Certificate of Designation") to be filed pursuant to the Investment Agreement, and (b) a warrant to purchase Common Stock of the Company (the "Purchase Warrant");

     WHEREAS, pursuant to the Investment Agreement, VVI and GEC have agreed to enter into a Shareholders' Agreement in substantially the form of Exhibit D to the Investment Agreement (the "Shareholders' Agreement"), pursuant to which the parties thereto have provided for certain matters with respect to the governance of VVI; and

     WHEREAS, NBC and VVI desire to set forth certain agreements herein;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained and intending to be legally bound hereby, the parties agree as follows:

     Section 1. Term. This Agreement shall be for a term of 10 years (the "Term"), which shall begin on the date of commencement (the "Commencement Date") of performance of the Services (defined below) by NBC. The Commencement Date shall occur as soon as practicable, but in no event more than 45 days after the date hereof. NBC shall give VVI written confirmation of the Commencement Date.

     Section 2. The Services.

     (a) NBC shall have the exclusive right to negotiate on behalf of VVI for the distribution of the home shopping television program service of VVI presently known as "ValueVision Television" and any successor home shopping or transactional television program service(s) of VVI ("VVTV"), to multichannel video programming distributors (each, a "Distributor") which operate one or more distribution systems including, without limitation, cable television systems, MATV and SMATV systems, MMDS, TVRO and other wireline, wireless and direct broadcast satellite delivery methods, in all cases, whether analog or digital (each, a "Distribution System") in the Territory (defined below), and to provide promotion and affiliate marketing services to VVI in connection with the distribution and carriage of VVTV (collectively, the "Services").

     (b) (i) NBC shall have the exclusive right to negotiate on behalf of VVI for the distribution of VVTV to Distributors throughout the United States (including its territories and possessions) (the "Territory"), including the right to include VVTV as part of a package with other program services offered by NBC (irrespective of whether such package sets forth the cost to the Distributor of each component of the package), including, without limitation, such components as the program services of NBC presently known as "MSNBC" and "CNBC", Olympics coverage and retransmission consent; provided, however, that in the event that NBC or any affiliate of NBC enters into any agreement with any of Home Shopping Network, Inc., QVC, Inc., Shop-At-Home, Inc. or Paxson Communications Corporation (each, a "VVI Designated Entity") giving NBC or such affiliate the right to negotiate on behalf of such VVI Designated Entity for the distribution of any program service of such VVI Designated Entity, NBC shall not be permitted to apply any portion of the

Discretionary Carriage Fee (defined below) to subsidize the carriage of such program service by any Distributor.

     (ii) The parties acknowledge and agree that certain regulatory requirements must be satisfied in order for VVTV to be carried by Distributors in Canada and that, upon the determination by VVI in its reasonable commercial judgment to pursue distribution of VVTV in Canada and the procurement by VVI of rights to distribute VVTV in Canada, VVI and NBC will negotiate in good faith the terms applicable to distribution of VVTV by NBC to Distributors in Canada.

     (c) (i) In each carriage agreement for VVTV on a cable Distribution System, NBC shall have the right, in its discretion, to agree to the payment by VVI to the Distributor thereunder of an annual fee per full-time Subscriber (defined below) for carriage of VVTV in such cable Distribution System (the "Discretionary Carriage Fee"), not to exceed the maximum Discretionary Carriage Fee then applicable, payable in equal monthly or quarterly installments, commencing no earlier than the date of first launch of VVTV in such cable Distribution System. The amount of the initial maximum Discretionary Carriage Fee is set forth on SCHEDULE 2(C)(I) attached hereto.

     (ii) In carriage agreements for VVTV in Distribution Systems other than cable Distribution Systems, NBC and VVI shall negotiate in good faith the amount of the maximum Discretionary Carriage Fee which NBC may agree will be paid by VVI to the Distributor thereunder; provided, however, that in any carriage agreement for VVTV on DirecTV (or any successor thereto), NBC shall endeavor to obtain carriage of VVTV for a Discretionary Carriage Fee per year per full-time Subscriber of up to the amount set forth as the "DirecTV Discretionary Carriage Fee" on SCHEDULE 2(c)(i), but shall have the right, in its discretion, to agree to the payment by VVI of a Discretionary Carriage Fee of up to the maximum Discretionary Carriage Fee then applicable to cable carriage agreements for full-time Subscribers as set forth in Section 2(c)(i). The term "full time" shall mean 24 hours per day, seven days per week.

     (iii) For carriage of VVTV other than on a full-time basis, the maximum Discretionary Carriage Fee which NBC may agree to be paid by VVI to a Distributor shall be the product of (x) the sum of the applicable FTE Factors set forth on SCHEDULE 2(c)(iii) attached hereto for each hour during each day on which VVTV is carried in the Distribution System, multiplied by (y) the maximum Discretionary Carriage Fee then applicable to carriage agreements for full-time Subscribers (as the same may have been adjusted as set forth in the next succeeding paragraph). VVI shall have the right to revise the FTE Factors set forth on SCHEDULE 2(c)(iii) not more frequently than once in any 12-month period for changes in its business, consistent with past practices of VVI; provided, however, that any such change shall be subject to the prior approval of NBC, which shall not be unreasonably withheld; and provided further, that in no event shall any such revision of FTE Factors affect the calculation of the maximum Discretionary Carriage Fee or the number of FTE Subscribers (defined below) under any carriage agreement in effect as of the date of such revision.

     (iv) The Discretionary Carriage Fee to be offered to any Distribution System may be stated as (i) a fixed cash amount up to the amount of the then-applicable maximum Discretionary Carriage Fee (as the same may have been adjusted in accordance with the following sentence), or (ii) the greater of a fixed cash amount up to the amount of the then-applicable maximum Discretionary Carriage Fee (as the same may have been adjusted in accordance with the following sentence), or an agreed percentage, based on then-applicable standard home shopping program service industry practice (which the parties agree is eight percent (8%) as of the date hereof), of net revenues derived by VVI from sales of products (the "Products") in home shopping television transactions or otherwise to Subscribers in such Distribution System.

     (v) Commencing on the fifth anniversary of the Commencement Date, the amount of the maximum Discretionary Carriage Fee applicable to full-time Subscribers which may be offered and agreed by NBC on behalf of VVI shall increase on such date and annually thereafter on each anniversary of the Commencement Date at a rate equal to the annual rate of inflation in the United States as published by the US Department of Commerce for the nearest preceding annual period. For carriage of VVTV other than on a full-time basis, the maximum Discretionary Carriage Fee shall be adjusted in accordance with the formula set forth in Section 2(c)(iii).

     (vi) VVI shall not be obligated to pay any amount in excess of the then-applicable Discretionary Carriage Fee unless NBC has obtained the prior written consent of VVI to such higher fee.

     (d) VVI shall pay to NBC a one-time cash bonus (the "Fee Reduction Bonus"), calculated in accordance with the table set forth in SCHEDULE 2(d), in respect of each carriage agreement for VVTV in a cable Distribution System which provides for the payment by VVI to the Distributor thereunder of a Discretionary Carriage Fee per year per full-time cable Subscriber not in excess of the amount set forth on SCHEDULE 2(d); provided, however, that NBC shall only be entitled to receive the Fee Reduction Bonus for carriage agreements which (x) provide for cable carriage of VVTV on a full-time basis; (y) have a term (including any automatic renewals or extensions) of five years or more; and (z) if a periodic rate escalation of the Discretionary Carriage Fee is included, provide for a rate escalation which, when annualized and averaged over the term of the agreement, is not in excess of the amount set forth in SCHEDULE 2(d). The Fee Reduction Bonus shall be payable by VVI to NBC upon initial rollout of VVTV in the Distribution System or Distribution Systems which are the subject of such carriage agreement.

     Section 3. Existing Subscriber Base.

     (a) (i) A "Subscriber" shall mean a household which receives VVTV in a Distribution System. In the case of multiple dwelling units which receive VVTV pursuant to bulk rate arrangements, the number of Subscribers shall be equal to 100% of all residential dwelling units in the multiple dwelling unit complex. The term "Subscriber" shall not include commercial Subscribers (i.e., Subscribers receiving VVTV in the course of their business, including, without limitation, commercial establishments, hospitals, nursing homes, hotels, motels, universities, offices, bars and restaurants). One Subscriber which receives VVTV on a full-time basis shall equal one full-time equivalent ("FTE") Subscriber. For Distribution Systems carrying VVTV other than on a full-time basis, the number of FTE Subscribers shall be computed by adding, for each hour during each day on which VVTV is carried in the Distribution System, the product of (x) the sum of the applicable FTE Factors set forth on SCHEDULE 2(c)(i) attached hereto for each such hour on each such day, multiplied by (y) the number of Subscribers in the Distribution System.

     (ii) The term "Existing Subscriber Base" shall mean an aggregate of at least 14,900,000 FTE Subscribers pursuant to oral or written carriage agreements, a correct and complete list of which is attached hereto as SCHEDULE 3(a)(ii) (the "Existing Carriage Agreements").

     (b) VVI represents and warrants that, as of the date hereof, (i) each of the Existing Carriage Agreements is in full force and effect and is the legal, valid and binding obligation of the parties thereto, enforceable against each of them in accordance with its terms, and in aggregate the Existing Carriage Agreements represent substantially all of the Existing Subscriber Base, and (ii) neither VVI nor any affiliate of VVI is in material default of or in material breach under any material Existing Carriage Agreement nor, to the knowledge of VVI, under any other Existing Carriage Agreement, and, to the knowledge of VVI, there does not exist any default or breach under any Existing Carriage Agreement by any other party thereto.

     (c) NBC shall use reasonable commercial efforts to support the Existing Subscriber Base, such as responding to inquiries by and complaints from, providing marketing information to and generally maintaining communications with Distributors. Notwithstanding the foregoing, in no event shall NBC be liable for or incur any penalty as a result of any termination or cancellation affecting all or any portion of the Existing Subscriber Base pursuant to the terms of any agreement, arrangement or commitment for carriage of VVTV in effect on the date hereof, or any renewal or extension thereof which is effected automatically or at the election of VVI (or otherwise without negotiation by NBC on behalf of VVI), including, without limitation, the Existing Carriage Agreements.

     Section 4. Marketing and Promotion.

     (a) NBC shall provide VVI with an appropriate placement in its trade show presence as the parties may mutually agree, taking into consideration the comparative numbers of subscribers of VVTV and other program services offered by NBC. Such presence may take the form of trade show booth signage, audio and/or video presentations, written promotional material or other methods of presentation, in NBC's discretion.

     (b) No later than sixty days prior to the commencement of each fiscal year of VVI, NBC and VVI shall agree upon an annual budget for direct, out-of-pocket expenses which may be incurred by NBC for marketing and promotion of VVTV (including, without limitation, print advertising, promotional gifts, production of signage, audio and/or video presentations and written promotional materials to be used by NBC). VVI shall reimburse NBC within 45 days of the date of invoice by NBC for expenses incurred in accordance with such budget and for which NBC provides VVI written support in reasonable detail. VVI shall have no obligation to reimburse NBC for expenses in excess of the annual budget unless NBC shall have obtained the written approval of VVI prior to incurring such expenses.

     Section 5. Form of Carriage Agreement. VVI and NBC shall mutually agree upon the standard form of carriage agreement to be executed between VVI and each Distributor for carriage of VVTV (the "Standard Agreement"). Any material modification of the Standard Agreement which, in the reasonable judgment of VVI, would be expected to have a material adverse effect on the business or results of operations of VVI will require the approval of VVI, which shall not be unreasonably withheld; provided, however, that, subject to the limitation set forth in the foregoing clause and the limitations set forth in Section 2(c) with respect to the Discretionary Carriage Fee, NBC shall have the right to modify or amend the terms thereof in its reasonable commercial discretion. NBC will endeavor to negotiate in each such carriage agreement (i) the longest term of effectiveness which is commercially reasonable under the circumstances, and (ii) the right of VVI to receive cross channel promotional advertising of VVTV. VVI shall in each case have the right to approve each carriage agreement by execution thereof, but in the event that VVI declines to execute a carriage agreement negotiated by NBC in its reasonable commercial discretion which (x) provides for the payment of a Discretionary Carriage Fee by VVI not in excess of the applicable maximum Discretionary Carriage Fee, (y) provides for carriage of VVTV in any Distribution System which does not carry VVTV on a full-time basis as of the date the proposed carriage agreement is furnished to VVI for execution and (z) does not modify the Standard Agreement in a manner which, in the reasonable judgment of VVI, would be expected to have a material adverse effect on the business or results of operations of VVI, NBC shall nonetheless be given credit for the number of additional FTE Subscribers represented by such carriage agreement for purposes of calculating the number of additional shares of Common Stock, par value $0.01 per share, of VVI ("Common Stock") issuable to NBC under an Additional Warrant (defined below) pursuant to Section 7(c) and determining achievement of the Performance Targets by NBC pursuant to Section 8.

     Section 6. Obligations of VVI.

     (a) VVI shall during the Term produce "home shopping", or consumer sales transaction-related, programming for inclusion in VVTV, at least as high in quality as that presented on VVTV as of the date hereof, sufficient to run VVTV on a full-time basis and sufficient to meet the standards of content and quality set forth in all agreements for carriage of VVTV in effect at any time during the Term. In the event that VVI desires to make material alterations in the VVTV service, VVI shall use its best efforts to inform NBC of any such proposed alteration in writing at least 60 days in advance of the implementation of such alteration; provided, however, that the sole remedy of NBC for any failure by VVI to deliver such notice shall be the termination right set forth in this
Section 6(a). If, in the reasonable judgment of NBC, such alteration would be expected to have a material adverse effect on the ability of NBC to distribute VVTV, perform any of its obligations or achieve any Performance Targets hereunder, NBC shall have the right to terminate this Agreement at any time during the 90-day period immediately following the date of receipt by NBC of such written notice (or, if no written notice is given in advance, during the 90-day period immediately following the effectiveness of such material alteration), by giving 45 days' written notice to VVI of the effective date of such termination. As between NBC and VVI, VVI shall be solely responsible for paying, and shall indemnify NBC and its affiliates, and their respective directors, officers and employees against any liability for, any and all costs of producing or acquiring programming for inclusion in VVTV. During the Term, VVI and its affiliates shall not authorize or permit the exploitation, distribution or exhibition of VVTV or any of its constituent programming by any Person (defined below) other than NBC as set forth herein, or authorize or create a programming service substantially similar to VVTV for delivery to any Distribution System.

     (b) VVI shall at all times during the Term retain a sufficient number of employees on VVI's payroll to monitor and maintain accurate records with respect to and ensure timely payment by VVI of fees payable to
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

Distributors for carriage of VVTV. Such employees will report to and be managed by an employee of VVI, but shall provide information to and work with employees of NBC in a manner sufficient to enable NBC to perform its obligations hereunder.

     (c) VVI shall comply in all material respects with the standards and practices of NBC applicable to programming and advertising for telecast by NBC, a copy of which is attached hereto as Exhibit 1 (the "NBC Standards"). VVI shall comply in all material respects (subject to any applicable period of grace or opportunity for cure thereunder) with all truth-in-advertising, consumer credit, consumer product safety and other laws, rules, regulations and orders applicable to VVI or to the advertising and sale of Products, except for such failures to comply which will not, either individually or in aggregate, have a material adverse effect on the on the business or results of operations of VVI; provided, however, that, in the event that any failure by VVI to comply with the NBC Standards or any such truth-in-advertising, consumer credit, consumer product safety or other laws, rules, regulations or orders has a material adverse effect on the ability of NBC to distribute VVTV, perform any of its obligations or achieve any Performance Targets hereunder, NBC shall have the right to terminate this Agreement at any time upon 30 days' written notice to VVI. NBC shall have no responsibility or liability with respect to any Products or the use thereof (except as set forth in Section 15, with respect to Products supplied by NBC for sale on VVTV), and in no event shall NBC be liable for incidental, indirect, special or consequential damages with respect thereto.

     Section 7. Consideration. In consideration of the provision of the Services by NBC, VVI shall pay to NBC an annual fee for each year during the Term (the "Affiliate Relations Fee"), and shall issue to NBC a warrant (the "Warrant") to purchase up to 1,450,000 shares of Common Stock. In addition, after the achievement by NBC of the Aggregate Performance Target (defined below), NBC shall receive warrants to purchase additional shares of Common Stock (or any securities issued by any successor to VVI into which Common Stock may be convertible or for which Common Stock may be exchangeable, as adjusted in accordance with any exchange ratio which may be applicable thereto) based upon the number of FTE Subscribers to VVTV added by NBC (the "Additional Warrants"). The Warrant and each Additional Warrant shall be in substantially the form of the Purchase Warrant, but shall contain anti-dilution provisions substantially similar to those applicable to the Preferred Stock as set forth in the Certificate of Designation. The Warrant and each Additional Warrant may be assigned by NBC with the prior written consent of VVI, which shall not be unreasonably withheld, taking into account the regulations of the Federal Communications Commission; provided, however, that the consent of VVI shall not have been unreasonably withheld if VVI does not approve a transfer of the Warrant or any Additional Warrants to any VVI Designated Entity.

     (a) Affiliate Relations Fee. The amount of the Affiliate Relations Fee for the first year of the Term shall be as set forth in SCHEDULE 7(a) attached hereto. The Affiliate Relations Fee shall increase annually on each anniversary of the Commencement Date during the Term at a rate equal to the annual rate of inflation in the United States as published by the US Department of Commerce for the nearest preceding annual period, but in no event in excess of five percent (5%) per annum. Each annual Affiliate Relations Fee shall be payable by VVI to NBC in twelve equal monthly installments commencing on the Commencement Date (and, with respect to each annual increase thereafter, on each anniversary of the Commencement Date), and on the first day of each calendar month thereafter during the Term.

     (b) Warrant. The Warrant shall vest on the Commencement Date with respect to 200,000 shares of Common Stock, and shall vest with respect to the remaining 1,250,000 shares of Common Stock issuable thereunder in equal cumulative annual installments of 125,000 shares on each anniversary of the Commencement Date; provided, however, that any unvested portion of the Warrant shall immediately vest and become fully exercisable in the event of a Change in Control (as that term is defined in the Shareholders' Agreement, except to the extent it involves a Restricted Party). Each vested installment shall be exercisable, in whole or in part, by NBC (or any affiliate of NBC) for a period of five years from the date of vesting of such installment. The Warrant shall be exercisable at a price per share equal to $8.288, payable in cash or by a net exercise of shares issuable under the Warrant. The shares of Common Stock issued upon exercise of the Warrant shall have all powers, preferences and rights applicable to Common Stock pursuant to the articles of incorporation of VVI.

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

     (c) Additional Warrants. (i) Following the achievement by NBC of the Aggregate Performance Target, VVI shall issue Additional Warrants to NBC each time NBC secures a written commitment for future rollout of VVTV, such future rollout to commence by the terms of such written commitment within a period not in excess of three years beginning on the date of the written commitment. The number of shares of Common Stock issuable under each such Additional Warrant shall be calculated as set forth in Section 7(c)(ii). Each Additional Warrant shall be issued as promptly as practicable following execution of each such written commitment for future rollout of VVTV, and shall be exercisable at a price per share equal to the closing price of Common Stock on the Nasdaq National Market on the trading day immediately preceding the date of execution of such written commitment (irrespective of whether trading in Common Stock occurred on such trading day), payable in cash or by a net exercise of shares issuable under such Additional Warrant. Each Additional Warrant shall vest in equal cumulative annual installments on the execution date of the written commitment and each anniversary thereof throughout the base or initial term of the written commitment (i.e., excluding any renewal periods or automatic extensions thereunder); provided, however, that any unvested portion of the Warrant shall immediately vest and become fully exercisable in the event of a Change in Control. Each vested installment shall be exercisable, in whole or in part, by NBC (or any affiliate of NBC) for a period of five years from the date of vesting of such installment.

     (ii) The number of shares of Common Stock issuable under an Additional Warrant shall equal (x) the product of the number of FTE Subscribers to be added as a result of such written commitment (irrespective of the rollout schedule) multiplied by $0.80, divided by (y) the present value of such Additional Warrant on the date of execution of such written commitment determined using the Black-Scholes pricing model, using reasonable and customary assumptions taking into account the market price of Common Stock at the time of issuance, the term of the Additional Warrant and a measurement of expected volatility that is reasonable under the circumstances, multiplied by (z) the quotient, expressed as a decimal, of the number of years in the term of such written commitment divided by 10, but not to exceed 1.0. The number of FTE Subscribers added as a result of such written commitment shall be calculated in accordance with the methods set forth under Section 3(a)(i), and shall include (i) FTE Subscribers obtained as a result of an extension or renewal of an Existing Carriage Agreement (other than an extension or renewal effected automatically or upon the written election of
VVI) which extension or renewal is "non-terminable" (as defined below) for a period of not less than three years from the date of such extension or renewal, and (ii) FTE Subscribers obtained by the written amendment of any Existing Carriage Agreement which is a month-to-month agreement as of the date hereof (each such month-to-month Existing Carriage Agreement, an "MTM Agreement", and identified as such by an asterisk on SCHEDULE 3(a)(ii) attached hereto), to provide that such MTM Agreement is non-terminable for a period of not less than three years from the date of such written amendment. The term "non-terminable" shall mean not terminable at the election of the Distributor during the period indicated merely by the giving of written notice, without more, pursuant to the terms of the written commitment or agreement. In the event that a written commitment for future rollout does not contain a specific commitment regarding the number of FTE Subscribers to be added but VVTV is rolled out thereunder, NBC and VVI shall in good faith agree on the number of additional FTE Subscribers for which NBC shall be given credit in order to calculate the number of shares of Common Stock for which an Additional Warrant shall be issued by VVI. The shares of Common Stock issued upon exercise of any Additional Warrant shall have all powers, preferences and rights applicable to Common Stock pursuant to the articles of incorporation of VVI.

     Section 8. Performance Targets; VVI Right to Terminate.

     (a) First Performance Target. VVI shall have the right to terminate the Agreement at any time during the 90-day period immediately following the second anniversary of the Commencement Date (but prior to the achievement of the Aggregate Performance Target), in the event that NBC has failed to obtain distribution of VVTV to six million (6,000,000) incremental FTE Subscribers over and above the Existing Subscriber Base, whether as a result of written commitments obtained by NBC from Distributors for future rollout of VVTV (such future rollout to commence by the terms of such written commitment within a period not in excess of three years beginning on the date of the written commitment) or actual rollout of VVTV in Distribution Systems, or some combination thereof, measured at any time on or prior to the second anniversary of the Commencement Date (the "First Performance Target"); provided, however, that if achievement of the First

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Performance Target is measured at any time prior to the second anniversary of the Commencement Date, any written commitments to be included in determining whether the First Performance Target has been achieved must be non-terminable prior to such second anniversary of the Commencement Date; and provided further, that of such six million (6,000,000) incremental FTE Subscribers, there shall have been actual rollout of VVTV to at least at least two million (2,000,000) incremental FTE Subscribers in Distribution Systems at any time on or prior to the second anniversary of the Commencement Date. In the event that NBC exceeds the First Performance Target, the amount of any excess shall be counted toward achievement of the Second Performance Target (defined below). VVI's right to terminate for failure to achieve the First Performance Target may be exercised at any time during the 90-day period immediately following such second anniversary, by giving 45 days' written notice to NBC of the effective date of such termination (which effective date shall occur on or before the end of such 90-day period), and in the event of a termination by VVI during such 90-day period, NBC shall be obligated to make a termination payment to VVI in the amount of $2,500,000 in cash payable on the effective date of such termination.

     (b) Second Performance Target. VVI shall have the right to terminate the Agreement at any time during the 90-day period immediately following the third anniversary of the Commencement Date (but prior to the achievement of the Aggregate Performance Target), in the event that NBC has failed to obtain distribution of VVTV to an aggregate of nine million (9,000,000) incremental FTE Subscribers over and above the Existing Subscriber Base, whether as a result of written commitments obtained by NBC from Distributors for future rollout of VVTV (such future rollout to commence by the terms of such written commitment within a period not in excess of three years beginning on the date of the written commitment) or actual rollout of VVTV in Distribution Systems, or some combination thereof, measured at any time on or prior to the third anniversary of the Commencement Date (the "Second Performance Target"); provided, however, that if achievement of the Second Performance Target is measured at any time prior to the third anniversary of the Commencement Date, any written commitments to be included in determining whether the Second Performance Target has been achieved must be non-terminable prior to such third anniversary of the Commencement Date. In the event that NBC exceeds the Second Performance Target, the amount of any excess shall be counted toward achievement of the Third Performance Target (defined below). VVI's right to terminate for failure to achieve the Second Performance Target may be exercised at any time during the 90-day period immediately following such third anniversary, by giving 45 days' written notice to NBC of the effective date of such termination (which effective date shall occur on or before the end of such 90-day period).

     (c) Third Performance Target. VVI shall have the right to terminate the Agreement at any time during the 90-day period immediately following the last calendar day of the forty-second full calendar month following the Commencement Date (but prior to the achievement of the Aggregate Performance Target), in the event that NBC has failed to obtain distribution of VVTV to an aggregate of ten million (10,000,000) incremental FTE Subscribers over and above the Existing Subscriber Base, whether as a result of written commitments obtained by NBC from Distributors for future rollout of VVTV (such future rollout to commence by the terms of such written commitment within a period not in excess of three years beginning on the date of the written commitment) or actual rollout of VVTV in Distribution Systems, or some combination thereof, measured at any time on or prior to such last calendar day of the forty-second full calendar month following the Commencement Date (the "Third Performance Target"); provided, however, that if achievement of the Third Performance Target is measured at any time prior to such last calendar day of the forty-second full calendar month following the Commencement Date, any written commitments to be included in determining whether the Third Performance Target has been achieved must be non-terminable prior to such last calendar day of the forty-second full calendar month following the Commencement Date. VVI's right to terminate for failure to achieve the Third Performance Target may be exercised at any time during the 90-day period immediately following such fourth anniversary, by giving 45 days' written notice to NBC of the effective date of such termination (which effective date shall occur on or before the end of such 90-day period).

     (d) Aggregate Performance Target. The right of VVI to terminate the Agreement for any failure to achieve any of the First, Second or Third Performance Targets shall terminate and be of no further force or

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

effect at such time that NBC obtains distribution of VVTV to an aggregate of ten million (10,000,000) incremental FTE Subscribers over and above the Existing Subscriber Base, whether as a result of written commitments obtained by NBC from Distributors for future rollout of VVTV (such future rollout to commence by the terms of such written commitment within a period not in excess of three years beginning on the date of the written commitment) or actual rollout of VVTV in Distribution Systems, or some combination thereof, measured at any time during the Term (the "Aggregate Performance Target"); provided, however, that if achievement of the Aggregate Performance Target is measured at any time prior to the last calendar day of the forty-second full calendar month following the Commencement Date, any written commitments to be included in determining whether the Aggregate Performance Target has been achieved must be non-terminable prior to such last calendar day of the forty-second full calendar month following the Commencement Date.

     (e) In determining whether NBC has achieved any Performance Target, the number of FTE Subscribers for which NBC shall be given credit shall be calculated in accordance with the methods set forth in Section 3(a)(i), and shall include (i) FTE Subscribers obtained as a result of an extension or renewal which is non-terminable for a period of not less than three years from the date of such extension or renewal, other than an extension or renewal effected automatically or upon the written election of VVI, of an Existing Carriage Agreement, and (ii) FTE Subscribers obtained by the written amendment of any MTM Agreement to provide that such MTM Agreement is non-terminable for a period of not less than three years from the date of such written amendment. In the event that a written commitment for future rollout does not contain a specific commitment regarding the number of FTE Subscribers to be added but VVTV is rolled out thereunder, NBC and VVI shall in good faith agree on the number of incremental FTE Subscribers for which NBC shall be given credit in determining whether NBC has achieved any Performance Target.

     Section 9. NBC Rights to Terminate; Certain Remedies.

     (a) In the event that the Closing (as that term is defined in the Investment Agreement) under the Investment Agreement shall not have occurred on or prior to August 31, 1999 for any reason other than because of a material breach by NBC and/or GEC which causes any condition of NBC and/or GEC pursuant to Article VI of the Investment Agreement not to be satisfied, NBC shall have the right to terminate this Agreement at any time during the 90-day period immediately following such date by giving 10 days' written notice to VVI of the effective date of such termination (which effective date shall occur on or before the end of such 90-day period); provided, however, that to the extent the parties to the Investment Agreement mutually agree to extend the Termination Date (as that term is defined in the Investment Agreement), the foregoing date of August 31, 1999 shall be extended to be concurrent with the Termination Date.

     (b) In the event that Shareholder Approval (as that term is defined in the Investment Agreement) is not obtained on or prior to August 31, 1999 for any reason other than because of a material breach by NBC and/or GEC which causes any condition of NBC and/or GEC pursuant to Article VI of the Investment Agreement not to be satisfied, NBC shall have the right to terminate this Agreement at any time during the 90-day period immediately following the earlier to occur of such disapproval or August 31, 1999 by giving 10 days' written notice to VVI of the effective date of such termination (which effective date shall occur on or before the end of such 90-day period).

     (c) (i) In the event that VVI or the Board of Directors of VVI receives notice of a Material Transaction, a Takeover Transaction or a Third Party Tender Offer (as such terms are defined in the Shareholders' Agreement) at any time after the date hereof but before the earlier to occur of (x) the date of the Shareholders Meeting (as that term is defined in the Investment Agreement) and
(y) August 31, 1999, VVI shall give written notice to NBC of such acquisition within 24 hours of the receipt of such notice of Material Transaction, Takeover Transaction or Third Party Tender Offer, or the execution by VVI of an agreement with respect thereto, whichever first occurs. At any time during the period commencing on the date of receipt by NBC of such written notice and the later to occur of (x) the date which is ten days after the date of the Shareholders Meeting and (y) the date which is thirty days after the date of receipt by NBC of such written notice, NBC shall have the right to elect, in its sole discretion, to (i) continue to perform this Agreement and receive, effective immediately upon written notice to VVI, an increased Affiliate Relations Fee for the

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

remainder of the Term determined as set forth in Section 9(c)(ii), or (ii) terminate this Agreement by giving 10 days' written notice to VVI of the effective date of such termination (which effective date shall occur on or before the end of such 90-day period).

     (ii) In the event that NBC elects to continue to perform this Agreement and receive an increased Affiliate Relations Fee for the remainder of the Term, such increased Affiliate Relations Fee shall be an amount equal to, at NBC's written election in its sole discretion given to VVI on the date of such initial election by NBC and thereafter at least 30 days prior to each anniversary of such increase, either of (A) a fixed annual amount equal to $5,000,000 for the first year following such increase, increasing annually thereafter on each anniversary of such increase at a rate equal to the annual rate of inflation in the United States as published by the US Department of Commerce for the nearest preceding annual period, but in no event in excess of five percent (5%) per annum; or (B) a variable annual amount equal to ten percent (10%) of annual net profits of VVI for the year following such election, where annual net profits shall equal annual net revenues (determined in accordance with generally accepted accounting principles) less cost of goods sold.

     (d) (i) For a period of one year after the date hereof, VVI shall obtain the prior written consent of NBC for any transaction involving a "significant affiliation" with an Internet portal or other Person which is not an affiliate of VVI that is engaged in transactional activity via the Internet (a "Restricted Promotional Transaction"). A "significant affiliation" shall mean an agreement or arrangement, including without limitation a joint venture, pursuant to which VVI grants to a Person which is not an affiliate of VVI co-branding rights, rights to have a branded presence on VVTV or rights to cross-promote home shopping transactions between VVTV and an Internet portal, site or web page other than VVTV.com; provided, however, that a significant affiliation shall not include an agreement or arrangement entered into by VVI for the establishment of a link to VVTV.com from a portal, site or web page in the ordinary course of business of VVI consistent with past practice.

     (ii) In the event that (x) NBC shall decline to give its consent to a Restricted Promotional Transaction, (y) VVI shall enter into a Restricted Promotional Transaction at any time after the first anniversary of the date hereof, or (z) VVI shall enter into a transaction which would result in a Change in Control, VVI shall be deemed to be in material breach of this Agreement. In such event, NBC shall have the right to terminate this Agreement by giving 10 days' written notice to VVI of the effective date of such termination, and to pursue all remedies available to NBC in law or in equity for a material breach of this Agreement.

     (e) NBC shall have the right to terminate this Agreement at any time during the Term in the event that NBC delivers written notice to VVI stating that, in the reasonable judgment of NBC, (i) there has occurred a diminution in the quality of VVTV programming sufficient to have an adverse effect on NBC's ability to distribute VVTV to Distribution Systems, stating with reasonable specificity the nature of such diminution in quality, or (ii) VVI fails to comply with the NBC Standards, and VVI fails to cure such diminution in quality or failure to comply with the NBC Standards, within thirty days following receipt by VVI of written notice thereof from NBC.

     Section 10. Mutual Rights to Terminate. Either party shall have the right to terminate this Agreement (i) in the event that the other party shall fail to pay any amount payable by such other party (and which is not being contested in good faith) within thirty days of receipt by such other party of written notice of such failure; (ii) in the event of a material breach by the other party of any representation, warranty or covenant under the agreement which remains uncured for a period of thirty days following receipt by such party of written notice of such breach; (iii) in the event that the other party commences a voluntary case or proceeding, consents to the entry of an order for relief against it in an involuntary case or proceeding or to the appointment of a custodian of it or for all or substantially all of its property, makes a general assignment for the benefit of its creditors or admits in writing its inability to pay its debts generally as they become due, in any case within the meaning of any bankruptcy law; or (iv) in the event that a court of competent jurisdiction enters an order or decree under any bankruptcy law that is for relief against the other party in an involuntary case or proceeding, appoints a custodian of such other party for all or substantially all of its assets or orders the liquidation of such other party, which order, decree or appointment remains unstayed and in effect for at least 60 days.

     Section 11. Termination Sole and Exclusive Remedy.

     (a) The termination rights of VVI set forth herein shall be the sole and exclusive remedy of VVI for any failure by NBC to perform its obligations hereunder, except for the express payment and indemnification obligations of NBC set forth herein.

     (b) The termination rights of NBC set forth herein shall be the sole and exclusive remedy of NBC for any failure by VVI to perform its obligations hereunder, except (x) for the express payment and indemnification obligations of VVI set forth herein and (y) as otherwise set forth in Section 9.

     (c) In the event of any termination by VVI pursuant to Section 8(a), (b) or
(c) or Section 10, the unvested portion of the Warrant and any Additional Warrant shall cease to vest, but each vested installment shall continue to be exercisable, in whole or in part, by NBC (or any affiliate of NBC) for a period of five years from the date of vesting of such installment. In the event of any termination by NBC pursuant to Section 9(a) or (b), the Warrant and the Additional Warrant, whether or not vested, shall terminate and be of no further force or effect.

     Section 12. Representations and Warranties.

     (a) Each party hereto represents and warrants to the other as follows:

     (i) It is a corporation duly authorized, validly existing and in good standing under the laws of the state of its incorporation, and has all requisite corporate power and authority to own its property and carry on its business as presently owned and carried on, including in the manner contemplated by this Agreement, and is duly qualified to do business and is in good standing in all jurisdictions where such qualification is necessary;

     (ii) The execution and delivery by such party of this Agreement and the performance by it of its obligations hereunder have been duly and validly authorized by all necessary action on the part of such party;

     (iii) This Agreement has been duly executed and delivered by such party and, assuming the due execution and delivery hereof by the other party hereto, is a valid and binding obligation of such party, enforceable against it in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and
(ii) general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law;

     (iv) None of the execution and delivery by such party of this Agreement, the consummation by such party of the transactions contemplated hereby (but excluding the transactions contemplated by the Investment Agreement, which are subject to the terms, conditions, covenants and agreements set forth in the Investment Agreement) or compliance by such party with any of the provisions hereof will (i) conflict with or result in a breach of any provision of its certificate of incorporation or bylaws; (ii) result in a breach of, or constitute a default under, any material contract, agreement, indenture, note or other instrument to which it is a party or by which it is bound; (iii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority applicable to it, except for such consents, approvals, authorizations, permits, filings and notifications which, if not obtained or made, would not prevent the consummation of the transactions contemplated by this Agreement or otherwise prevent it from performing in all material respects its obligations under this Agreement; or (iv) to the knowledge of such party, violate or conflict with any order, writ, injunction, decree, statute, rule or regulation applicable to it, other than, in the case of clauses
(i), (ii) and (iv), such breaches, violations or conflicts, which, individually or in the aggregate, would not prevent the consummation of the transactions contemplated hereby or otherwise prevent such party from performing in all material respects its obligations under this Agreement; and

     (v) There is no claim, suit, arbitration, judicial action or judicial proceeding pending or, to the knowledge of such party, threatened against such party, nor any judgment, decree, order, injunction, writ or ruling of any governmental authority outstanding against such party, which, individually or in the aggregate, would be reasonably expected to prevent or materially delay it from performing its obligations under this Agreement.

     (b) VVI represents and warrants to NBC that neither VVTV nor any material provided by VVI in connection with this Agreement, including, without limitation, any advertising or promotional materials, will contain any material which will libel, slander or defame any person, and neither VVTV nor any such additional material will, when exhibited, transmitted or otherwise exploited in accordance herewith, violate, infringe upon or give rise to any adverse claim with respect to any contract right, common law right or any other right of any party (including, without limitation, any copyright, trademark, literary or dramatic right, music synchronization right or music performance right, or right of privacy or publicity), or violate in any material respect any law, rule, regulation or order applicable thereto.

     (c) NBC represents and warrants to VVI that no advertising or promotional material provided by NBC in connection with this Agreement will contain any material which will libel, slander or defame any person, and such material will not, when exhibited, transmitted or otherwise exploited in accordance herewith, violate, infringe upon or give rise to any adverse claim with respect to any contract right, common law right or any other right of any party (including, without limitation, any copyright, trademark, literary or dramatic right, music synchronization right or music performance right, or right of privacy or publicity), or violate in any material respect any law, rule, regulation or order applicable thereto.

     (d) The representations and warranties made herein shall survive the execution and delivery of this Agreement.

     Section 13. Intellectual Property. VVI hereby grants to NBC a non-exclusive license to use the trade names, trademarks, logos and other identifying characteristics of or relating to VVI or VVTV during the Term in connection with the performance of the Services by NBC.

     Section 14. Insurance. VVI shall at all times during the Term maintain with a reputable insurance company or companies (i) errors and omissions insurance in an amount not less than $2 million combined single limit, naming NBC and its affiliates as additional insured thereunder; and (ii) adequate general comprehensive public liability insurance coverage against all types of public liability (including bodily injury, property damage and personal injury), in such amounts as are customary in accordance with sound business practices. Such policies shall not be subject to cancellation or material modification upon less than 30 days' prior written notice to NBC. VVI shall provide NBC with certificates evidencing such insurance within 30 days after the date hereof.

     Section 15. Indemnification. Each party shall indemnify and hold the other party and such other party's affiliates, and their officers, directors, and employees, harmless from and against any and all claims, damages, liabilities, costs and expenses (including, without limitation, settlement costs and legal, accounting or other expenses incurred in connection with investigating or defending any actual or threatened claims or actions) (collectively, "Claims") arising out of or in connection with any breach or alleged breach by the indemnifying party of its representations or warranties hereunder. VVI shall indemnify, defend and hold NBC, its affiliates and their respective officers, directors and employees harmless from and against any and all Claims caused by, resulting from or relating to the Products or the sale or use thereof, except with respect to Products which have been furnished by NBC or its affiliates for sale on VVTV (in which event NBC shall indemnify, defend and hold VVI, its affiliates and their respective officers, directors and employees harmless from and against any and all Claims caused by, resulting from or relating to such Products furnished by NBC or its affiliates). The party entitled to indemnification hereunder ("Indemnified Party") shall notify the party hereto whose indemnity hereunder is sought (the "Indemnifying Party") in writing of the claim or action for which such indemnity applies. The Indemnifying Party shall undertake the defense of any such claim or action and permit the Indemnified Party to participate therein at its own expense. The settlement of any such claim or action by an Indemnified Party without the Indemnifying Party's prior written consent (which shall not be unreasonably withheld) shall release the Indemnifying Party from its obligations hereunder with respect to such claim or action so settled. The expiration or termination of this Agreement shall not affect the continuing obligation of the parties pursuant to this paragraph.

     Section 16. Assignment. Neither this Agreement nor any of the rights or obligations of the parties under this Agreement may be assigned, in whole or in part, by any party without the prior written consent of the other party hereto and the assumption by the assignee of all obligations of the assigning party in a writing reasonably satisfactory to the non-assigning party; provided, however, that the rights, but not the obligations, of NBC under this Agreement may be assigned by NBC to any controlled affiliate of NBC without the prior written consent of VVI. Subject to the forgoing provisions, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

     Section 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be executed and performed in that state.

     Section 18. Notices. All notices and other communications given or made hereunder shall be in writing and shall be deemed to have been duly given or made if delivered personally, sent by prepaid recognized overnight delivery service or, to the extent receipt is confirmed, telecopy, to the appropriate address or telecopy number set forth below (or at such other address or telecopy number for a party as shall be specified by like notice by that party at least one day prior to such change of address or number):

    If to VVI:

     ValueVision International, Inc.
     6740 Shady Oak Road
     Minneapolis, Minnesota 55344
     Attn: General Counsel
     Telecopier: (612) 947-0188

     with a copy to:

     Latham & Watkins
     633 West Fifth Street, Suite 4000
     Los Angeles, California 90071-2007
     Attn: Michael Sturrock, Esq.
     Telecopier: (213) 891-8763

     If to NBC:

     National Broadcasting Company, Inc.
     30 Rockefeller Plaza
     New York, New York 10112
     Attn: Stuart U. Goldfarb, Executive Vice President and Managing Director,
        Worldwide Business Development
     Telecopier: (212) 664-7896

     with a copy to:

     National Broadcasting Company, Inc.
     30 Rockefeller Plaza
     New York, New York 10112
     Attn: Senior Corporate and Transactions Counsel
     Telecopier: (212) 977-7165

     Section 18. Miscellaneous.

     (a) The term "Person" shall mean an individual, corporation, unincorporated association, partnership, group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), trust, joint stock company, joint venture, business trust or unincorporated organization, limited liability company or other entity of whatever nature.

     (b) This Agreement (including the documents referred to herein and the Schedules and Exhibits hereto) between the parties hereto, constitutes the entire agreement of the parties with respect to the matters contemplated hereby, and all other prior negotiations, understandings and agreements, whether written or oral, between the parties hereto are superseded by this Agreement. This Agreement shall not benefit or create any right, remedy or cause of action in or on behalf of any Person other than the parties hereto and their permitted successors and assigns, as expressly set forth herein.

     (c) The Schedules and Exhibits attached hereto are incorporated herein and made a part hereof for all purposes. The term "this Agreement" means the body of this Agreement, all other ancillary documents contemplated by this Agreement and such Schedules and Exhibits.

     (d) This Agreement may not be amended, changed or modified except by written instrument signed by the parties hereto.

     (e) If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or be impaired thereby.

     (f) By entering into this Agreement the parties hereto do not intend to become partners or joint venturers but shall for all purposes be deemed to be independent contractors.

     (g) The section headings contained in this Agreement are for reference purposes only, are not part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

                                          NATIONAL BROADCASTING
                                            COMPANY, INC.

                                          By: /s/ STUART GOLDFARB
                                            ------------------------------------
                                            Name: Stuart U. Goldfarb
                                            Title: Executive Vice President and
                                                     Managing Director,
                                                     Worldwide Business
                                              Development

                                          VALUEVISION INTERNATIONAL, INC.

                                          By: /s/ GENE MCCAFFERY
                                            ------------------------------------
                                            Name: Gene McCaffery
                                            Title: Chief Executive Officer

                                    ANNEX G

                     AMENDMENT NO. 6 TO THE SECOND AMENDED
                        VALUEVISION INTERNATIONAL, INC.
                             1990 STOCK OPTION PLAN

     The number "2,150,000" is deleted from the first sentence of Section 14 of the Second Amended 1990 Stock Option Plan (the "Plan") and is replace with the number "3,250,000." As amended, Section 14 reads as follows:

     14. Number of Shares. The aggregate number of shares of Class A Common Stock which may be issued under options and which shall be reserved for purposes of the Plan shall be 3,250,000, subject to adjustment pursuant to Section 10 hereof. Authorized but unissued shares or treasury shares or both may be utilized for purposes of the Plan. If any stock option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares under such option shall again become available for purposes of the Plan so long as the holder of such stock option received no benefit of ownership from the stock.

     With the exception of the foregoing, the Plan remains in full force and effect.

                                                                         ANNEX H

                 SECOND AMENDED VALUEVISION INTERNATIONAL, INC.

                             1990 STOCK OPTION PLAN

1. PURPOSE

     The purpose of the Second Amended ValueVision International, Inc. 1990 Stock Option Plan (the "Plan") is to provide officers and other key management employees ("Employees") of ValueVision International, Inc. (the "Company") and its present and future subsidiaries (within the meaning of Section 425 of the Internal Revenue Code of 1986, as amended (the "Code")) with an increased incentive to make significant and extraordinary contributions to the performance and growth of the Company and its subsidiaries, to increase stock ownership of Employees, and to attract and retain Employees of exceptional ability, by means of stock options.

2. ADMINISTRATION

     (a) The administrator of the Plan (the "Plan Administrator") shall be either:

          (i) the Board of Directors of the Company, provided, however that with regard to participation in the Plan by members of the Board of Directors, a majority of the Board and a majority of the Directors acting in the matter shall be "disinterested persons" as defined in Rule 16b-3 (or any successor provision) adopted under the Securities Exchange Act of 1934 (the "Act"); or

          (ii) at the discretion and by appointment of the Board of Directors of the Company, by a committee of three or more persons (the "Committee"). Each of such appointees shall be "disinterested persons" as defined in Subparagraph 2(a)(i) herein and shall serve at the pleasure of the Board. All action of the Committee shall be taken by a majority of its members, and shall be effective whether taken in person or by written action. The committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     (b) The Plan Administrator shall have full and complete authority in its discretion, but subject to the provisions of the Plan: to authorize the grant of options under the Plan; to select those Employees to be granted stock options under the Plan; to determine the number of stock options to be granted to an Employee; to determine the time or times at which such options shall be granted; to establish the terms and conditions to be contained in option agreements under the Plan; to remove any restrictions and conditions upon such stock options; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for administration of the Plan.

3. ELIGIBILITY AND PARTICIPATION

     The class of employees eligible to receive stock options under the Plan are key management employees (including officers and directors, but excluding directors of the Company who are not also full-time employees of the Company) who shall be selected by the Plan Administrator from those employees who, in the opinion of the Plan Administrator, are in positions which enable them to make significant and extraordinary contributions to the performance and growth of the Company and its subsidiaries.

4. STOCK OPTIONS

     Stock options to purchase full shares of the Class A Common Stock, par value $.01 per share ("Class A Common Stock"), of the Company may at the discretion of the Plan Administrator be Incentive Stock Options (as defined in Section 422A of the Code) or Non-Incentive Stock Options are sometimes hereinafter collectively referred to as "stock options" or "options".

5. DETERMINATION OF OPTION PRICE

     The option price of Class A Common Stock covered by each stock option designated an Incentive Stock Option shall be determined by the Plan Administrator but shall not be less than the fair market value of Class A Common Stock on the date of grant of such stock option. Such fair market value shall be the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use on the date of grant of the stock option. The option price of Class A Common Stock covered by each option designated a Non-Incentive Stock Option shall be determined by the Plan Administrator on the date of grant of the stock option.

6. OPTION TERM

     The term within which each stock option is exercisable shall be for such period as the Plan Administrator may determine, but such term shall not exceed a period of ten years in the case of Incentive Stock Options and ten years and one day in the case of Non-Incentive Stock Options from the date of grant of an option.

7. OPTION AGREEMENTS

     Each stock option shall be evidenced by an option agreement containing such terms and conditions, consistent with the provisions of the Plan, as the Plan Administrator shall from time to time determine. Such terms and conditions, at the discretion of the Plan Administrator, may include, without limitation, provisions with respect to the time or times at which the stock option is exercisable, the effect of termination of employment upon right of exercise, the manner of exercise of such stock option, the payment for Class A Common Stock either with other shares of Class A Common Stock or with cash or with both, and payment of income tax withholding requirements in connection with the exercise of a Non-Incentive Stock Option by the Company withholding or an Employee delivering shares of Class A Common Stock.

8. DATE OF GRANT

     The date of grant of a stock option shall occur when the granting of the stock option is authorized by the Plan Administrator, or such later date as may be specified by the Plan Administrator in such authorization.

9. INCENTIVE STOCK OPTIONS

     Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

     (a) The aggregate fair market value (determined as of the time the option is granted) of Class A Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans of the Company or of its parent or any subsidiary of the Company) shall not exceed $100,000;

     (b) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board of Directors or the date this Plan was approved by the shareholders; and

     (c) No Incentive Stock Options shall be granted to any Employee who, at the time such option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary.

10. ADJUSTMENTS

     In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Class A Common Stock then subject to the Plan, the number and kind of shares of stock or other securities to which the holders of the shares of Class A Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Class A Common Stock, the number of shares of Class A Common Stock then subject to the Plan, including shares subject to options, shall be adjusted in proportion to the change in outstanding shares of Class A Common Stock. In the event of any such adjustments, the purchase price of any option and the shares of Class A Common Stock issuable pursuant to any option shall be adjusted as and to the extent appropriate, in the discretion of the Plan Administrator, to provide participants with the same relative rights before and after such adjustment.

11. EFFECT OF TERMINATION OF EMPLOYMENT

     In the event an employee ceases employment with the Company for any reason, including death, any options held by such Employee may be exercised or shall expire at such times as may be determined by the Plan Administrator.

12. TRANSFERABILITY OF OPTIONS

     Options under the Plan shall not be assignable or transferable, or subject to encumbrance or charge of any nature, otherwise than by will or the laws of descent and distribution, and the Company shall not be required to recognize any attempted assignment of such rights by an Employee. A stock option may be exercised, during the lifetime of the Employee to whom such stock option was granted, only by such Employee.

13. AMENDMENT AND TERMINATION

     The Board of Directors of the Company may at any time and from time to time amend, suspend or terminate the Plan in whole or in part; provided, however, that the Board of Directors may not, without the favorable vote of a majority of the shares of voting stock represented at a meeting of shareholders of the Company, (a) increase the aggregate number of shares of Class A Common Stock which may be issued under the Plan, or decrease the minimum stock option price set forth in Paragraph 5 hereof, or change the designation of the class of employees eligible to receive Incentive Stock Options under the plan, unless otherwise permitted by the Code or (b) materially increase the benefits accruing to participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan. No such amendment, suspension or termination may, without the consent of the Employee to whom an option shall theretofore have been granted, adversely affect the rights of such Employee under such option.

14. COMMON STOCK RESERVED FOR PLAN

     The aggregate number of shares of Class A Common Stock which may be issued under options and which shall be reserved for purposes of the Plan shall be 300,000. Authorized but unissued shares or treasury shares or both may be utilized for purposes of the Plan. If any stock option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares under such option shall again become available for purposes of the Plan.

15. USE OF COMMON STOCK FOR INCOME TAX WITHHOLDING REQUIREMENTS.

     (a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when an Employee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of a stock option, the Employee may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Class A Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the fair market value of the Class A Common Stock (as determined in Paragraph 5 herein) on the date that the amount of tax to be withheld shall be determined (herein "Tax Date").

     (b) Each Election must be made prior to the Tax Date. The Plan Administrator may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any option that the right to make Elections shall not apply to such option. An Election is irrevocable.

     (c) If the Employee is an officer or director of the Company within the meaning of Section 16 of the Act, then an Election is subject to the following additional restrictions:

          (1) No election shall be effective for a Tax Date which occurs within six months of the grant of the option, except that this limitation shall not apply in the event death or disability of the Employee occurs prior to the expiration of the six-month period.

          (2) The Election must be made either six months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

16. SECURITIES LAWS

     Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of grant of any option or the issuance of any shares of Class A Common Stock pursuant to any option, require the recipient of the option, as a condition to the receipt thereof or to the receipt of shares of Class A Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the option or the shares of Class A Common Stock issued pursuant thereto for such recipient's own account for investment and not for distribution; and (b) if at any time the Company further determines, in its discretion, that the listing, registration or qualification (or any updating of any such document) of any option or the shares of class a common stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the grant of any option, the issuance of shares of Class A Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such option shall not be awarded or such shares of Class A Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

17. MISCELLANEOUS PROVISIONS

     (a) Nothing in the Plan or in any stock option granted pursuant to the Plan shall confer on any Employee the right to continue in the employ of the Company or any of its subsidiaries or affect in any way the right of the Company or any such subsidiary to terminate such Employee's employment at any time.

     (b) The grant of stock options under the Plan shall not confer upon any Employee any of the rights of a shareholder until due exercise of the Employee's stock option.

18. DURATION OF PLAN

     (a) The Plan will become effective upon its approval by the affirmative vote of the holders of a majority of the voting stock of the Company at a meeting of its shareholders. Unless approved within one year after the date of the Plan's adoption by the Board of Directors, the Plan shall not be effective for any purpose.

     (b) The Plan shall remain in effect until all options granted under the Plan have been satisfied by the issuance of shares of Class A Common Stock or terminated under the terms of the Plan and all restrictions imposed on shares of Class A Common Stock in connection with their issuance under the Plan have lapsed. No options may be granted under the Plan after the tenth anniversary of the date the plan is approved by the shareholders of the company.

     (c) Nothing contained in the Plan shall be construed as giving an Employee, the Employee's beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

19. IMMEDIATE ACCELERATION OF OPTIONS UPON CHANGE IN CONTROL

     Notwithstanding any provision in the Plan, any option agreement, or any other agreement relating thereto to the contrary, all options granted under the Plan will become exercisable immediately if any of the following events occur, unless otherwise determined by the Board of Directors and a majority of the Incumbent Members (as defined below) or unless and to the extent that the exercise of the option would result in the application of the provisions of
Section 280G of the Internal Revenue Code of 1986, as amended:

     (a) Any person, as defined in Sections 3(a)(9) and 13(d)(3) of the Act, becomes the "beneficial owner" (as defined in rule 13d-3 promulgated pursuant to the Act) directly or indirectly, of 30% or more of combined voting power of the Company's then outstanding securities; or

     (b) The occurrence within any twelve-month period of a change in the Board of Directors of the Company with the result that the Incumbent Members (as defined below) do not constitute a majority of the Board of Directors. "Incumbent Members" in respect of any twelve-month period, shall mean the members of the Board on the date immediately preceding the commencement of such twelve-month period, provided that any person becoming a Director during such twelve-month period whose election or nomination for election was supported by a majority of the Directors who, on the date of such election or nomination for election, comprised the Incumbent Members shall be considered one of the Incumbent Members in respect to such twelve-month period; or (c) the shareholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

                        VALUEVISION INTERNATIONAL, INC.

                                AMENDMENT NO. 1
                                     TO THE
                     SECOND AMENDED 1990 STOCK OPTION PLAN

     Section 2 of the Second Amended 1990 Stock Option Plan (the "Plan") is hereby deleted and replaced with the following:

     2. Administration. The Plan shall be administered by the stock option committee (the "Committee") of the board of directors of the Company. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the board of directors of the Company. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"). The board of directors of the Company may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the Committee's members shall constitute a quorum. All action of the Committee shall be taken by the majority of its members. Any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

     With the exception of the foregoing, the Plan remains in full force and effect.

                        VALUEVISION INTERNATIONAL, INC.

                                AMENDMENT NO. 2

                                     TO THE

                     SECOND AMENDED 1990 STOCK OPTION PLAN

     Section 14 of the Second Amended 1990 Stock Option Plan (the "Plan") is hereby deleted and replaced with the following:

     14. Number of Shares. The aggregate number of shares of Class A Common Stock which may be issued under options and which shall be reserved for purposes of the Plan shall be 650,000, subject to adjustment pursuant to Section 10 hereof. Authorized but unissued shares or treasury shares or both may be utilized for purposes of the Plan. If any stock option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares under such option shall again become available for purposes of the Plan so long as the holder of such stock option received no benefit of ownership from the stock.

     With the exception of the foregoing, the Plan remains in full force and effect.

                        VALUEVISION INTERNATIONAL, INC.

                                AMENDMENT NO. 3

                                     TO THE

                     SECOND AMENDED 1990 STOCK OPTION PLAN

     Section 14 of the Second Amended 1990 Stock Option Plan (the "Plan") is hereby deleted and replaced with the following:

     14. Number of Shares. The aggregate number of shares of Class A Common Stock which may be issued under options and which shall be reserved for purposes of the Plan shall be 1,150,000, subject to adjustment pursuant to Section 10 hereof. Authorized but unissued shares or treasury shares or both may be utilized for purposes of the Plan. If any stock option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares under such option shall again become available for purposes of the Plan so long as the holder of such stock option received no benefit of ownership from the stock.

     With the exception of the foregoing, the Plan remains in full force and effect.

                        VALUEVISION INTERNATIONAL, INC.

                                AMENDMENT NO. 4

                                     TO THE

                     SECOND AMENDED 1990 STOCK OPTION PLAN

     The number "1,150,000" is deleted from the first sentence of Section 14 of the Second Amended 1990 Stock Option Plan (the "Plan") and is replaced with the number "2,150,000." As amended, Section 14 reads as follows:

     14. Number of Shares. The aggregate number of shares of Class A Common Stock which may be issued under options and which shall be reserved for purposes of the Plan shall be 2,150,000, subject to adjustment pursuant to Section 10 hereof. Authorized but unissued shares or treasury shares or both may be utilized for purposes of the Plan. If any stock option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares under such option shall again become available for purposes of the Plan so long as the holder of such stock option received no benefit of ownership from the stock.

     With the exception of the foregoing, the Plan remains in full force and effect.

                        VALUEVISION INTERNATIONAL, INC.

                                AMENDMENT NO. 5

                                     TO THE

                     SECOND AMENDED 1990 STOCK OPTION PLAN

     The phrase "(including officers but excluding directors of the Company who are not also employees of the Company)" in the first sentence of Section 3 of the Second Amended 1990 Stock Option Plan (the "Plan") is hereby deleted and replaced with the phrase "(including officers but excluding directors of the Company)." As amended, Section 3 of the Plan reads as follow:

     3. Eligibility and Participation. The class of employees eligible to receive stock options under the Plan are key management employees (including officers, but excluding directors of the Company) who shall be selected by the Plan Administrator from those employees who, in the opinion of the Plan Administrator, are in positions which enable them to make significant and extraordinary contributions to the performance and growth of the Company and its subsidiaries.

     With the exception of the foregoing, the Plan remains in full force and effect.

[FORM OF PROXY CARD]

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     PROXY                                                            PROXY
                        VALUEVISION INTERNATIONAL, INC.
          PROXY FOR 1999 JOINT SPECIAL/ANNUAL MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS

The undersigned, a shareholder of ValueVision International, Inc., hereby appoints Gene McCaffery, David T. Quinby and Stuart R. Romenesko, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Joint Special/Annual Meeting of Shareholders of ValueVision International, Inc. to be held at the Radisson South Hotel, 7800 Normandale Blvd., Bloomington, Minnesota 55439 on June 1, 1999 at 10:00 a.m., and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon the matters set forth herein. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, the proxies will vote FOR all proposals and at their discretion on any other business as may properly come before the meeting.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Meeting.

                          To be Signed on Reverse Side

--------------------------------------------------------------------------------

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(1) Proposal to approve the issuance of 1,600,000 shares of Preferred Stock to the Investor.

                                    [ ]  FOR                              [
    ]  OPPOSE                              [ ]  ABSTAIN

(2) Proposal to approve the issuance to the Investor of the shares of Common Stock issuable upon exercise of the Investment Warrant.

                                    [ ]  FOR                              [
    ]  OPPOSE                              [ ]  ABSTAIN

(3) Proposal to ratify the issuance of the Performance Distributor Warrants, and the shares of Common Stock issuable thereunder, to NBC.

                                    [ ]  FOR                              [
    ]  OPPOSE                              [ ]  ABSTAIN

(4) Proposal to approve Amendment No. 6 to the Second Amended ValueVision International, Inc. 1990 Stock Option Plan to increase the number of shares issuable thereunder from 2,150,000 to 3,250,000.

                                    [ ]  FOR                              [
    ]  OPPOSE                              [ ]  ABSTAIN

(5) Election of Directors: Nominees: Gene McCaffery, Robert J. Korkowski, Marshall S. Geller and Paul D. Tosetti.

        [ ]  FOR all nominees                   [ ]  WITHHOLD all nominees

        [ ] FOR all nominees, except vote withheld from the following nominees

     ----------------------------------------------

(6) Upon such other business as may properly come before the meeting or any adjournments thereof.

                                            Signature(s)

                                            Dated  , 1999

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.